                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File Number 811-54

                       RIVERSOURCE INVESTMENT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 9/30

Date of reporting period: 9/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
BALANCED FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE BALANCED FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A BALANCE OF GROWTH OF CAPITAL AND
CURRENT INCOME.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you          (ADVICE-BUILT(SM) SOLUTIONS
invest or send money.                                                   ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   38

Statement of Operations............   40

Statements of Changes in Net
  Assets...........................   42

Financial Highlights...............   44

Notes to Financial Statements......   50

Report of Independent Registered
  Public Accounting Firm...........   71

Federal Income Tax Information.....   73

Board Members and Officers.........   74

Approval of Investment Management
  Services Agreement...............   78

Proxy Voting.......................   81




--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Balanced Fund (the Fund) Class A shares gained 0.12% (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Russell 1000(R) Value Index (Russell Index) declined 10.62% during the 12-month period.

> The Barclays Capital U.S. Aggregate Bond Index (Barclays Index) gained 10.56% during the same period.

> The Fund outperformed its Blended Index, comprised of 60% of the Russell Index and 40% of the Barclays Index, which declined 1.56% during the fiscal year.

> The Fund's peer group, as represented by the Lipper Balanced Funds Index, advanced 2.34%.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Balanced Fund
  Class A (excluding sales
  charge)                          +0.12%   -3.17%   +1.59%   -0.77%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -10.62%   -7.87%   +0.90%   +2.59%
---------------------------------------------------------------------
Barclays Capital U.S. Aggregate
  Bond Index (unmanaged)          +10.56%   +6.41%   +5.13%   +6.30%
---------------------------------------------------------------------
Blended Index (unmanaged)          -1.56%   -1.89%   +2.93%   +4.41%
---------------------------------------------------------------------
Lipper Balanced Funds Index        +2.34%   -0.56%   +3.17%   +3.13%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/16/40)                  +0.12%   -3.17%   +1.59%   -0.77%      N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -0.68%   -3.90%   +0.80%   -1.54%      N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -0.65%   -3.90%   +0.80%     N/A     -1.85%
--------------------------------------------------------------------------
Class R2 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +4.92%**
--------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +0.33%   -3.02%   +1.75%   -0.61%      N/A
--------------------------------------------------------------------------
Class R5 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +5.14%**
--------------------------------------------------------------------------

With sales charge
Class A (inception
  4/16/40)                  -5.64%   -5.07%   +0.39%   -1.35%      N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -5.53%   -4.82%   +0.42%   -1.54%      N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -1.62%   -3.90%   +0.80%     N/A     -1.85%
--------------------------------------------------------------------------



 *For classes with less than 10 years performance.
**Not annualized.

Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R2, Class R4 and Class R5 shares. Class R2, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



        DURATION
SHORT    INT.     LONG
           X        X     HIGH
           X        X     MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities.


--------------------------------------------------------------------------------
4  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Dear Shareholders,

RiverSource Balanced Fund (the Fund) Class A shares gained 0.12% (excluding sales charge) for the 12 months ended Sept. 30, 2009. The Russell 1000(R) Value Index (Russell Index) declined 10.62%. The Barclays Capital U.S. Aggregate Bond Index (Barclays Index) gained 10.56% during the same period. The Fund outperformed its Blended Index, comprised of 60% of the Russell Index and 40% of the Barclays Index, which declined 1.56%. The Fund's peer group, as represented by the Lipper Balanced Funds Index, advanced 2.34% during the fiscal year.

SIGNIFICANT PERFORMANCE FACTORS -- EQUITY SEGMENT
The equity segment of the portfolio outperformed the Russell Index, due primarily to stock selection. While the equity portion of the Fund's strong results, relative to the Russell Index, may be of limited solace given disappointing absolute returns, they do serve as testament to our emphasis on both risk management and investment opportunity.

The Fund's relative results benefited most from effective stock selection within the producer durables industry. Having only a modest position in industrial conglomerate GENERAL ELECTRIC particularly helped the Fund's performance, as this stock lagged the Russell Index for the period. The timing of our trades within this position further boosted Fund results.

Prudent timing of shifts in allocation, or good weighting decisions, within the utilities sector proved advantageous. Having a sizable position in telecommunications giant VERIZON, which outpaced the Russell Index during the annual period, helped as well. Further, having only a modest exposure to the integrated oils segment of the energy sector contributed positively to the Fund's results as did stock selection within this area of the equity market. In particular, having only a small position in EXXON MOBIL and a greater position in PETROBRAS helped. Elsewhere, a position in technology bellwether INTEL was an especially strong performer for the Fund during the fiscal year.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------


STOCKS                                     60.1%
------------------------------------------------
Consumer Discretionary                      3.6%
------------------------------------------------
Consumer Staples                            4.8%
------------------------------------------------
Energy                                     11.0%
------------------------------------------------
Financials                                 10.0%
------------------------------------------------
Health Care                                 6.0%
------------------------------------------------
Industrials                                 8.9%
------------------------------------------------
Information Technology                      8.1%
------------------------------------------------
Materials                                   5.1%
------------------------------------------------
Telecommunication Services                  2.1%
------------------------------------------------
Utilities                                   0.5%
------------------------------------------------

BONDS                                      30.8%
------------------------------------------------
Asset-Backed                                1.7%
------------------------------------------------
Commercial Mortgage-Backed                  2.3%
------------------------------------------------
Consumer Discretionary                      0.2%
------------------------------------------------
Consumer Staples                            0.6%
------------------------------------------------
Energy                                      0.9%
------------------------------------------------
Financials                                  0.8%
------------------------------------------------
Foreign Government                          0.6%
------------------------------------------------
Health Care                                 0.2%
------------------------------------------------
Industrials                                 0.6%
------------------------------------------------
Materials                                   0.4%
------------------------------------------------
Residential Mortgage-Backed                12.1%
------------------------------------------------
Telecommunication                           2.4%
------------------------------------------------
U.S. Government Obligations & Agencies      4.7%
------------------------------------------------
Utilities                                   3.3%
------------------------------------------------

EQUITY-LINKED NOTES                         1.6%
------------------------------------------------

SENIOR LOANS                                0.1%
------------------------------------------------
Telecommunication                           0.1%
------------------------------------------------

OTHER(2)                                    7.4%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Conversely, having only a modest allocation to consumer discretionary, which was the second best performing sector in the Russell Index during the annual period, detracted. Stock selection within consumer discretionary hurt as well. While a position in cruise line CARNIVAL contributed positively to the Fund's results, this was more than offset by disappointing performance by more defensive names within the sector, such as WAL-MART STORES.

Stock selection within financials detracted from the Fund's results. The Fund prudently had a less-than-Russell Index exposure to the poorly performing financials sector, and insurance company XL CAPITAL was actually the single best performing holding in the portfolio during the annual period. However, such positive factors were outweighed by disappointing performance from sizable holdings in PRUDENTIAL and CIT GROUP. Stock selection within the materials sector further detracted. In other sectors, a position in health care's ABBOTT LABORATORIES weighed negatively on the Fund's results.

SIGNIFICANT PERFORMANCE FACTORS -- FIXED INCOME SEGMENT
The fixed income segment of the Fund outperformed the Barclays Index due primarily to sector allocation overall. In particular, having a sizable

TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Lorillard                                   2.1%
------------------------------------------------
Federal Natl Mtge Assn 5.50% 2039           2.0%
------------------------------------------------
Hewlett-Packard                             1.9%
------------------------------------------------
Bank of America                             1.8%
------------------------------------------------
Chevron                                     1.6%
------------------------------------------------
XL Capital Cl A                             1.5%
------------------------------------------------
Wal-Mart Stores                             1.4%
------------------------------------------------
Transocean                                  1.3%
------------------------------------------------
Intel                                       1.3%
------------------------------------------------
ConocoPhillips                              1.3%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

position in investment grade corporate bonds and exposure to high yield corporate bonds helped. Effective issue selection within the investment grade corporate bond sector also boosted results.

On the other hand, security selection within mortgage-backed securities (MBS) detracted, as the Fund had an emphasis on non-agency MBS vs. agency MBS. (An agency MBS, for example is a mortgage-backed security issued by a U.S. government agency such as the Government National Mortgage Association). Such a tilt especially hurt during the fourth quarter of 2008 when non-agency MBS underperformed agency MBS. Security selection within commercial MBS and Treasury Inflation Protected Securities (TIPS) further detracted. The Fund's short duration positioning relative to the Barclays Index also hurt its performance, as interest rates declined over the period, most substantially so in the fourth quarter of 2008. Duration is a measure of the Fund's sensitivity to changes in interest rates.

CHANGES TO THE FUND'S PORTFOLIO
The most significant changes to the equity portfolio took place in the process of rebalancing the portfolio after we took over the management of this segment of the Fund in early November. On a broad scale, we reduced the Fund's exposure to the financials and utilities sectors in favor of more sizable allocations to the basic materials, technology and oil services areas of the equity market.

In the fixed income segment of the Fund, we dramatically reduced exposure to non-agency MBS in favor of agency MBS. We also reduced the Fund's allocations to commercial MBS, U.S. Treasury securities and TIPS and redeployed those assets into both high yield and investment grade corporate bonds. Toward the end of the annual period, we trimmed the Fund's allocation to high yield and investment grade corporate bonds, taking profits following these sectors' rally. Finally, we shifted the Fund's duration from shorter than the Barclays Index to a rather neutral stance during the first quarter of 2009. By the end of the annual period, the fixed income portion of the Fund had a slightly longer duration than the Barclays Index, and we had implemented a yield curve flattening bias. Overall, the Fund's portfolio turnover rate during the annual period was 189%.*


--------------------------------------------------------------------------------
8  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

OUR FUTURE STRATEGY
While certainly encouraged by the equity market rally since March 2009, we believe that the equity market will likely trade in a rather range-bound manner for the remainder of the calendar year, with the potential for volatility to spike again, depending on the ambitiousness of the U.S. government's agenda and the clarity of economic data. We believe the equity market as a whole was reaching fair value at the end of September. Our view therefore remains positive going forward, though somewhat neutralized both by the robustness of the rally and by our belief that the market will need to see more signs of economic recovery and better corporate revenues and earnings before achieving a more sustained upward trend.

Further, the equity market will likely be impacted going forward by the ability, as well as willingness, of consumers to spend. The consumer's willingness to spend depends in great part on the length of time it takes for consumers to achieve the ability to spend. In our view, we may very well see a reversion to a more long-term historical mean, wherein the consumer accounts for perhaps 65% of the U.S. Gross Domestic Product (GDP) in the coming years rather than the 70% seen over the last decade or so. Correspondingly, we may see industrial-related sectors take on a heavier load of U.S. GDP than they have in earlier economic recoveries.

At the end of September, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth -- not just U.S. economic growth. As such, we intend to seek companies with substantial overseas revenue


  At the end of September, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth -- not just U.S. economic growth.






--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


that may do well without a consumer-led recovery. For example, given our view of the lack of alternative energy sources as a viable realistic option for several years ahead, we intend to maintain an emphasis on natural gas companies and oil services companies within the energy sector. We expect to maintain an emphasis on technology, especially semiconductors, given its appealing long-term dynamics. While capital expenditures may have declined during the annual period, the demand for data on a global basis has not and so we anticipate continued strong performance from several of these companies. In our view, an increase in corporate spending may precede an increase in consumer spending. We also favored materials and other industrial-related areas of the market at the end of the fiscal year, given the development of infrastructure anticipated under various governments' stimulus packages. We expect to maintain the Fund's more modest exposure to the financials and consumer discretionary sectors. In our view, long-term fundamentals do not support the recent rally in financials, especially banks. The consumer discretionary sector remains under pressure, given consumers' more conservative spending.

In the fixed income market, we think there is still value in the non-Treasury sectors, but, as indicated, we have materially scaled back the Fund's significant allocations to investment grade and high yield corporate bonds, as they have performed well year-to-date. Still, the Fund maintains its sizable exposure to investment grade corporate bonds, with an emphasis on utilities. We also maintain the Fund's position in high yield corporate bonds, where we think valuations continue to warrant a position in select higher-quality names. We intend to increase the Fund's weighting to U.S. Treasury and government agency securities, which we find quite attractive, relative to short-maturity alternatives. As we expect slow growth and low inflation to be supportive of lower Treasury yields, we further expect to maintain the Fund's duration neutral to slightly longer than that of the Barclays Index.


--------------------------------------------------------------------------------
10  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EQUITIES:



Warren Spitz                             Laton Spahr, CFA(R)
Senior Portfolio Manager                 Portfolio Manager

Steve Schroll                            Paul Stocking
Portfolio Manager                        Portfolio Manager



FIXED INCOME:



Tom Murphy, CFA(R)                       Scott Schroepfer, CFA(R)
Portfolio Manager                        Portfolio Manager

Todd White
Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Balanced Fund Class A shares (from 10/1/99 to 9/30/09) as compared to the performance of three widely cited performance indices, the Russell 1000 Value Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index, as well as a Blended Index consisting of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE BALANCED FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,436    $8,556   $10,196     $8,728
------------------------------------------------------------------------------------------
     Average annual total return                     -5.64%    -5.07%    +0.39%     -1.35%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                     $8,938    $7,820   $10,459    $12,916
------------------------------------------------------------------------------------------
     Average annual total return                    -10.62%    -7.87%    +0.90%     +2.59%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(2)
     Cumulative value of $10,000                    $11,056   $12,048   $12,839    $18,414
------------------------------------------------------------------------------------------
     Average annual total return                    +10.56%    +6.41%    +5.13%     +6.30%
------------------------------------------------------------------------------------------
BLENDED INDEX(3)
     Cumulative value of $10,000                     $9,844    $9,445   $11,554    $15,379
------------------------------------------------------------------------------------------
     Average annual total return                     -1.56%    -1.89%    +2.93%     +4.41%
------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX(4)
     Cumulative value of $10,000                    $10,234    $9,834   $11,691    $13,609
------------------------------------------------------------------------------------------
     Average annual total return                     +2.34%    -0.56%    +3.17%     +3.13%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND LINE GRAPH)

                 RIVERSOURCE BALANCED
                      FUND CLASS                           BARCLAYS CAPITAL
                      A (INCLUDES         RUSSELL 1000      U.S. AGGREGATE                         LIPPER BALANCED
                     SALES CHARGE)       VALUE INDEX(1)      BOND INDEX(2)     BLENDED INDEX(3)     FUNDS INDEX(4)
                 --------------------    --------------    ----------------    ----------------    ---------------
9/99                $   9,425              $ 10,000           $ 10,000             $ 10,000            $ 10,000
12/99                   9,987                10,544              9,988               10,321              10,708
3/00                    9,991                10,594             10,208               10,439              11,027
6/00                    9,605                10,097             10,386               10,218              10,894
9/00                    9,780                10,891             10,699               10,823              11,111
12/00                   8,885                11,283             11,149               11,244              10,964
3/01                    7,869                10,622             11,487               10,979              10,414
6/01                    8,198                11,141             11,552               11,328              10,780
9/01                    7,137                 9,921             12,085               10,772               9,963
12/01                   7,757                10,652             12,090               11,252              10,609
3/02                    7,527                11,088             12,102               11,537              10,673
6/02                    6,998                10,144             12,549               11,107               9,968
9/02                    6,206                 8,240             13,124               10,017               8,983
12/02                   6,568                 8,999             13,330               10,645               9,475
3/03                    6,413                 8,561             13,516               10,392               9,301
6/03                    7,201                10,040             13,854               11,559              10,315
9/03                    7,248                10,247             13,834               11,700              10,527
12/03                   7,848                11,701             13,877               12,697              11,364
3/04                    8,020                12,056             14,246               13,064              11,635
6/04                    7,984                12,162             13,898               13,004              11,620
9/04                    8,068                12,349             14,343               13,291              11,641
12/04                   8,580                13,631             14,479               14,163              12,385
3/05                    8,498                13,643             14,410               14,178              12,228
6/05                    8,671                13,872             14,843               14,493              12,447
9/05                    8,782                14,410             14,743               14,792              12,811
12/05                   8,885                14,593             14,831               14,941              13,029
3/06                    9,170                15,459             14,735               15,431              13,453
6/06                    9,126                15,550             14,724               15,484              13,322
9/06                    9,614                16,517             15,285               16,297              13,838
12/06                  10,216                17,839             15,474               17,139              14,540
3/07                   10,268                18,060             15,706               17,372              14,766
6/07                   10,644                18,950             15,625               17,851              15,373
9/07                   10,727                18,904             16,070               18,035              15,663
12/07                  10,383                17,808             16,552               17,618              15,489
3/08                    9,721                16,255             16,911               16,834              14,669
6/08                    9,389                15,391             16,738               16,249              14,513
9/08                    8,717                14,451             16,656               15,622              13,297
12/08                   7,306                11,246             17,419               13,749              11,435
3/09                    6,850                 9,360             17,439               12,376              10,767
6/09                    7,688                10,924             17,750               13,694              12,116
9/09                    8,728                12,916             18,414               15,379              13,609




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index.
(4) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009(a)  SEPT. 30, 2009  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,274.10        $ 5.81         1.02%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.95        $ 5.16         1.02%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,269.00        $10.12         1.78%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,016.14        $ 9.00         1.78%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,268.60        $10.18         1.79%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,016.09        $ 9.05         1.79%
----------------------------------------------------------------------------------------------

Class R2
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,049.20        $ 2.34         1.44%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.85        $ 7.28         1.44%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,275.20        $ 4.79(e)       .84%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.86        $ 4.26(e)       .84%
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009(a)  SEPT. 30, 2009  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class R5
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,051.40        $ 1.14          .70%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.56        $ 3.55          .70%
----------------------------------------------------------------------------------------------


(a) The beginning account values for Classes R2 and R5 are as of Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of April 1, 2009 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C and R4 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Classes R2 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period from Aug. 3, 2009 to Sept. 30, 2009). Hypothetical expenses for Classes R2 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Sept. 30, 2009: +27.41% for Class A, +26.90% for Class B, +26.86% for Class C and +27.52% for Class R4.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Sept. 30, 2009: +4.92% for Class R2 and +5.14% for Class R5.
(e) RiverSource Investments, LLC (the Investment Manager) and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 0.90% for Class R4. Had this agreement not been in effect for the entire six month period ended Sept. 30, 2009, the actual expenses paid would have been $5.02 and the hypothetical expenses paid would have been $4.46 for Class R4.


--------------------------------------------------------------------------------
16  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (64.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.9%)
Boeing                                                 21,563(n)           $1,167,636
Honeywell Intl                                        123,249               4,578,700
United Technologies                                   103,126(n)            6,283,468
                                                                      ---------------
Total                                                                      12,029,804
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
United Parcel Service Cl B                             84,310(n)            4,760,986
-------------------------------------------------------------------------------------

AIRLINES (0.9%)
AMR                                                   147,703(b,n)          1,174,239
Continental Airlines Cl B                              88,577(b,n)          1,456,206
Delta Air Lines                                       185,965(b,n)          1,666,247
UAL                                                    77,574(b,n)            715,232
US Airways Group                                      208,082(b,n)            977,985
                                                                      ---------------
Total                                                                       5,989,909
-------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                            124,090(b,n)            894,689
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.1%)
Artio Global Investors                                 22,683(b,n)            593,160
Bank of New York Mellon                               102,244               2,964,054
Goldman Sachs Group                                    39,334               7,251,223
Morgan Stanley                                         85,526(n)            2,641,043
                                                                      ---------------
Total                                                                      13,449,480
-------------------------------------------------------------------------------------

CHEMICALS (3.1%)
Air Products & Chemicals                               66,449               5,155,113
Dow Chemical                                          148,508(n)            3,871,604
EI du Pont de Nemours & Co                            266,353               8,560,585
Praxair                                                27,124(n)            2,215,760
                                                                      ---------------
Total                                                                      19,803,062
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
US Bancorp                                             48,795(n)            1,066,659
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                       96,266(n)            2,870,652
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
Cisco Systems                                         213,519(b,n)          5,026,237
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.0%)
Hewlett-Packard                                       311,139(n)           14,688,872
IBM                                                    40,060               4,791,577
                                                                      ---------------
Total                                                                      19,480,449
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Insituform Technologies Cl A                           34,991(b,n)            669,728
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                    66,444(b,n)            579,392
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America                                       829,816              14,040,487
JPMorgan Chase & Co                                   186,804               8,185,751
                                                                      ---------------
Total                                                                      22,226,238
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
AT&T                                                  264,705               7,149,682
Deutsche Telekom                                       83,644(c,n)          1,141,800
Deutsche Telekom ADR                                    6,456(c)               88,189
FairPoint Communications                                3,256(n)                1,335
Verizon Communications                                199,335               6,033,870
                                                                      ---------------
Total                                                                      14,414,876
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
ABB ADR                                               199,948(b,c)          4,006,958
Emerson Electric                                       38,850(n)            1,557,108
                                                                      ---------------
Total                                                                       5,564,066
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Tyco Electronics                                       34,833(c,n)            776,079
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.6%)
Baker Hughes                                           84,380(n)            3,599,651
Halliburton                                           140,587               3,812,719
Schlumberger                                           52,138               3,107,425
Transocean                                            115,802(b,c)          9,904,545
Weatherford Intl                                      135,889(b,c)          2,816,979
                                                                      ---------------
Total                                                                      23,241,319
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (2.2%)
CVS Caremark                                           93,732              $3,349,982
Wal-Mart Stores                                       212,410              10,427,207
                                                                      ---------------
Total                                                                      13,777,189
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Baxter Intl                                            37,933               2,162,560
CareFusion                                             16,508(b)              359,874
Covidien                                               59,123(c)            2,557,661
Medtronic                                             111,979               4,120,828
                                                                      ---------------
Total                                                                       9,200,923
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Cardinal Health                                        33,210                 890,028
UnitedHealth Group                                     37,674                 943,357
                                                                      ---------------
Total                                                                       1,833,385
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Carnival Unit                                         145,766(n)            4,851,092
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
DR Horton                                              31,783(n)              362,644
KB Home                                                60,820(n)            1,010,220
Pulte Homes                                           125,431               1,378,487
                                                                      ---------------
Total                                                                       2,751,351
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Tyco Intl                                             114,451(c)            3,946,270
-------------------------------------------------------------------------------------

INSURANCE (4.9%)
ACE                                                   119,047(b,c)          6,364,252
Chubb                                                  31,997               1,612,969
Everest Re Group                                       67,782(c)            5,944,481
Lincoln Natl                                           25,899                 671,043
Loews                                                   1,659                  56,821
Marsh & McLennan Companies                             80,072               1,980,181
Travelers Companies                                    64,124               3,156,825
XL Capital Cl A                                       657,531(c,n)         11,480,490
                                                                      ---------------
Total                                                                      31,267,062
-------------------------------------------------------------------------------------

IT SERVICES (0.4%)
Accenture Cl A                                         60,273(c)            2,246,375
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.5%)
Thermo Fisher Scientific                               77,701(b)            3,393,203
-------------------------------------------------------------------------------------

MACHINERY (3.7%)
Caterpillar                                           140,726(n)            7,223,465
Deere & Co                                             20,461                 878,186
Eaton                                                  76,051               4,303,726
Illinois Tool Works                                   162,635(n)            6,946,141
Ingersoll-Rand                                         62,604(c)            1,920,065
Parker Hannifin                                        52,427               2,717,816
                                                                      ---------------
Total                                                                      23,989,399
-------------------------------------------------------------------------------------

METALS & MINING (1.8%)
Alcoa                                                 220,544(n)            2,893,537
Freeport-McMoRan Copper & Gold                         46,792               3,210,399
Nucor                                                  81,400(n)            3,826,614
Rio Tinto ADR                                           2,994(c)              509,848
Vale ADR                                               20,522(c,n)            474,674
Xstrata                                                34,457(c)              507,945
                                                                      ---------------
Total                                                                      11,423,017
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Kohl's                                                 33,195(b)            1,893,775
Macy's                                                 96,504(n)            1,765,058
Target                                                 90,442               4,221,832
                                                                      ---------------
Total                                                                       7,880,665
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
Dominion Resources                                     94,435               3,258,008
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.3%)
Anadarko Petroleum                                     91,840(n)            5,761,123
Apache                                                 41,611(n)            3,821,138
BP ADR                                                147,545(c,n)          7,853,820
Chevron                                               173,493              12,219,112
ConocoPhillips                                        190,565               8,605,915
Devon Energy                                           38,997               2,625,668
EnCana                                                 32,136(c)            1,851,355
Exxon Mobil                                            58,862               4,038,522
Petroleo Brasileiro ADR                                75,171(c)            3,450,349
Spectra Energy                                          2,510                  47,539
Ultra Petroleum                                        27,988(b)            1,370,292
Valero Energy                                          28,481(n)              552,247
                                                                      ---------------
Total                                                                      52,197,080
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Weyerhaeuser                                          107,942               3,956,074
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PHARMACEUTICALS (4.1%)
Bristol-Myers Squibb                                  261,118              $5,880,377
Johnson & Johnson                                      72,709(n)            4,427,251
Merck & Co                                            166,029(n)            5,251,497
Pfizer                                                205,097(n)            3,394,355
Schering-Plough                                       153,914               4,348,071
Wyeth                                                  63,575               3,088,474
                                                                      ---------------
Total                                                                      26,390,025
-------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
CSX                                                    25,192               1,054,537
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Intel                                                 490,369               9,596,521
Microchip Technology                                   33,229(n)              880,569
Taiwan Semiconductor Mfg ADR                          305,887(c,n)          3,352,522
Xilinx                                                 41,484(n)              971,555
                                                                      ---------------
Total                                                                      14,801,167
-------------------------------------------------------------------------------------

SOFTWARE (2.0%)
Microsoft                                             190,389               4,929,172
Oracle                                                235,218               4,901,943
Symantec                                              198,411(b,n)          3,267,829
                                                                      ---------------
Total                                                                      13,098,944
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Best Buy                                               47,939(n)            1,798,671
Home Depot                                            146,099(n)            3,892,078
Staples                                               115,823(n)            2,689,410
                                                                      ---------------
Total                                                                       8,380,159
-------------------------------------------------------------------------------------

TOBACCO (3.0%)
Lorillard                                             212,227              15,768,466
Philip Morris Intl                                     67,690               3,299,211
                                                                      ---------------
Total                                                                      19,067,677
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $348,330,520)                                                     $411,607,227
-------------------------------------------------------------------------------------



OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE
Krispy Kreme Doughnuts
 Warrants                                                 683(b,m)                $41
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                       $41
-------------------------------------------------------------------------------------





BONDS (33.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.1%)(C)
Pemex Project Funding Master Trust
 03-01-18                             5.75%              $140,000            $138,425
 06-15-35                             6.63                205,000             198,017
Petroleos de Venezuela
 04-12-17                             5.25                384,000             235,200
                                                                      ---------------
Total                                                                         571,642
-------------------------------------------------------------------------------------

SOVEREIGN (0.4%)(c)
Republic of Argentina
 Sr Unsecured
 09-12-13                             7.00                332,000             255,308
 12-15-35                             0.00                359,000(o)           23,874
Republic of Colombia
 01-27-17                             7.38                200,000             226,400
Republic of El Salvador
 06-15-35                             7.65                 68,000(d)           68,000
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88                 81,000(d)           86,670
 10-12-35                             8.50                100,000(d)          120,500
Republic of Philippines
 01-14-31                             7.75                300,000             340,874
Republic of Turkey
 09-26-16                             7.00                100,000             107,630
 04-03-18                             6.75                205,000             214,738
 03-17-36                             6.88                302,000             302,000
Republic of Uruguay
 05-17-17                             9.25                100,000             120,500
Republic of Venezuela
 02-26-16                             5.75                 86,000              63,210
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50                 87,000              77,430


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63%               $81,000             $85,455
Russian Federation
 03-31-30                             7.50                205,860(d)          224,387
                                                                      ---------------
Total                                                                       2,316,976
-------------------------------------------------------------------------------------

TREASURY (0.2%)(c)
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                            10.25          1,848,000,000             188,527
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                             8.00             15,600,000           1,176,857
                                                                      ---------------
Total                                                                       1,365,384
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.0%)
Federal Farm Credit Bank
 02-07-13                             3.40                205,000             214,011
Federal Home Loan Banks
 05-20-11                             2.63                 60,000              61,782
 11-17-17                             5.00                140,000             152,940
Federal Home Loan Mtge Corp
 08-17-12                             2.25              2,695,000           2,706,289
Federal Natl Mtge Assn
 06-09-10                             3.26                 90,000              91,708
 08-12-10                             3.25                 35,000              35,832
 08-17-12                             2.24                185,000             185,808
 11-19-12                             4.75                195,000             212,947
 01-02-14                             5.13                227,000             240,847
 03-05-14                             5.25                100,000             102,074
 06-12-17                             5.38                 70,000              79,079
 11-15-30                             6.63                970,000           1,251,992
 07-15-37                             5.63              1,040,000           1,172,978
U.S. Treasury
 09-30-11                             1.00                135,000             135,105
 07-15-12                             1.50              2,195,000           2,205,975
 09-15-12                             1.38                380,000             379,347
 12-31-13                             1.50                270,000             264,368
 02-15-14                             4.00              1,225,000           1,325,010
 07-31-14                             2.63              3,805,000           3,868,616
 08-31-14                             2.38              3,605,000           3,618,519
 09-30-14                             2.38              6,530,000           6,547,345
 02-15-15                             4.00              1,465,000           1,578,538
 04-30-16                             2.63                125,000             123,379
 02-15-19                             2.75                195,000             186,088
 05-15-19                             3.13              2,910,000           2,863,393
 08-15-19                             3.63                 15,000              15,396
 02-15-31                             5.38                 80,000              95,050
 02-15-36                             4.50                 86,000              92,369
 02-15-39                             3.50              1,285,000           1,164,130
 05-15-39                             4.25              1,430,000           1,479,379
                                                                      ---------------
Total                                                                      32,450,294
-------------------------------------------------------------------------------------

ASSET-BACKED (1.8%)
American Express Credit Account Master Trust
 Series 2005-4 Cl A
 01-15-15                             0.31                325,000(i)          318,329
American Express Credit Account Master Trust
 Series 2006-2 Cl A
 01-15-14                             5.35                525,000             558,462
American Express Credit Account Master Trust
 Series 2006-3 Cl A
 03-17-14                             0.26                300,000(i)          296,163
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                             5.49                451,265(e)          456,855
Bank of America Credit Card Trust
 Series 2008-A1 Cl A1
 04-15-13                             0.82                575,000(i)          574,302
Bank of America Credit Card Trust
 Series 2008-A5 Cl A5
 12-16-13                             1.44                450,000(i)          452,838
BMW Vehicle Lease Trust
 Series 2009-1 Cl A2
 04-15-11                             2.04                600,000             602,623
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                             6.15                197,495(d)          197,495
Capital Auto Receivables Asset Trust
 Series 2007-SN2 Cl A4
 05-16-11                             1.27                300,000(d,i)        300,922
Capital One Multi-Asset Execution Trust
 Series 2006-A10 Cl A10
 06-16-14                             5.15                175,000             184,996


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Carmax Auto Owner Trust
 Series 2009-1 Cl A4
 12-16-13                             5.81%              $300,000            $324,067
Caterpillar Financial Asset Trust
 Series 2008A Cl A3
 04-25-14                             4.94                 70,000              70,759
Centex Home Equity
 Series 2002-D Cl M2
 12-25-32                             2.30                156,348(i)           21,496
CIT Equipment Collateral
 Series 2009-VT1 Cl A2
 06-15-11                             2.20                600,000(d)          594,428
Citibank Omni Master Trust
 Series 2007-A9A Cl A9
 12-23-13                             1.35                750,000(d,i)        749,450
Countrywide Asset-Backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                             4.92                672,584             373,409
Countrywide Asset-Backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                             0.51                177,148(i)           97,675
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                             5.04                250,216(d,e)        252,625
Deutsche Mtge Securities
 Collateralized Mtge Obligation
 Series 2009-RS2 Cl 4A1
 04-26-37                             0.42                946,756(d,i)        854,447
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              1,350,000(d,e)      1,273,333
Equifirst Mtge Loan Trust
 Series 2003-1 Cl IF1
 12-25-32                             3.51                145,956(i)          120,756
GSAA Trust
 Series 2005-12 Cl AF4
 09-25-35                             5.34                 65,000(i)           40,563
Hertz Vehicle Financing LLC
 Series 2005-2A Cl A6 (AMBAC)
 11-25-11                             5.08                500,000(d,e)        511,737
Irwin Home Equity
 Series 2005-A Cl A3
 02-25-34                             0.63                 66,763(i)           58,439
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-2 Cl A2A
 05-25-37                             0.36                714,390(i)          683,885
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                            17.54              1,350,000(g)          121,500
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              1,900,000(g)          268,970
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57                331,939             296,357
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31                190,000(q)            9,719
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66                125,000(q)            5,351
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01                180,000(q)            6,228
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.29                526,482(e,i)        501,176
Volkswagen Auto Lease Trust
 Series 2009-A Cl A3
 04-16-12                             3.41                300,000             308,058
                                                                      ---------------
Total                                                                      11,487,413
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (2.4%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57                900,000             899,869
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68              1,650,000           1,701,451
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43                350,000             316,302


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.40%              $375,000            $393,676
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.56                300,000(d,i)        209,023
CS First Boston Mtge Securities
 Series 2004-C1 Cl A4
 01-15-14                             4.75                225,000             224,249
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82                111,410             110,755
GE Capital Commercial Mtge
 Series 2001-3 Cl A2
 06-10-38                             6.07                350,000             369,073
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25                344,370(d)          348,094
Greenwich Capital Commercial Funding
 Series 2003-C1 Cl A3
 07-05-35                             3.86                300,000             303,234
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88                400,000             400,666
GS Mtge Securities II
 Series 2004-GG2 Cl A3
 08-10-38                             4.60                247,785             247,505
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.10                950,000(d,i)        714,969
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             6.00                575,000              67,850
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13                278,261             283,284
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                185,427             188,121
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18                486,385             486,236
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                             4.48                968,841             979,528
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49                150,000             150,752
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79                650,000             566,453
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.40                525,000(d)           43,192
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97                650,000             629,840
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             6.05                600,000             597,427
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
 07-15-40                             5.86                150,000             127,184
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71                186,674             188,000
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34                131,515             132,489
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59                700,000             673,039
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.97                475,000             485,663
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08              2,125,000(d)        2,131,342
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09                600,000             610,055
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58                350,000             352,354


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73%              $700,000            $706,982
                                                                      ---------------
Total                                                                      15,638,657
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (12.9%)(f)
Banc of America Mtge Securities
 Commercial Mtge Obligation
 Series 2004-F Cl 1A1
 07-25-34                             4.09                 36,550(i)           32,340
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                             5.10                875,000(d,i)        713,060
Bear Stearns Alt-A Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2B
 04-25-35                             4.13                 45,347(i)            7,691
Chase Mtge Finance
 Collateralized Mtge Obligation
 Series 2002-S6 Cl M
 05-25-32                             6.30                248,208             243,154
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50              1,037,338             849,320
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                            43.60                577,954(g)           51,495
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                             4.75                321,665             321,163
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                             6.00                760,959             572,224
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00                690,795(d)          609,545
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.31                529,894(i)          273,370
Federal Home Loan Mtge Corp
 10-01-24                             4.50                200,000(j)          206,938
 10-01-39                             5.00              3,300,000(j)        3,409,313
 10-01-39                             5.50              1,500,000(j)        1,569,843
 10-01-39                             6.00              3,000,000(j)        3,165,936
Federal Home Loan Mtge Corp #1G2547
 12-01-36                             6.09                151,920(i)          160,778
Federal Home Loan Mtge Corp #1Q0140
 08-01-36                             6.16                181,952(i)          192,901
Federal Home Loan Mtge Corp #A65578
 08-01-37                             6.50                215,389             229,891
Federal Home Loan Mtge Corp #A81407
 09-01-38                             6.50                783,702             836,468
Federal Home Loan Mtge Corp #C59161
 10-01-31                             6.00                793,853             846,247
Federal Home Loan Mtge Corp #C65869
 04-01-32                             6.00                481,505             515,280
Federal Home Loan Mtge Corp #C67723
 06-01-32                             7.00                601,593             666,894
Federal Home Loan Mtge Corp #E01419
 05-01-18                             5.50                258,043             276,417
Federal Home Loan Mtge Corp #E93097
 12-01-17                             5.50                781,388             838,466
Federal Home Loan Mtge Corp #E98725
 08-01-18                             5.00                412,821             438,970
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00                903,570             964,961
Federal Home Loan Mtge Corp #G01441
 07-01-32                             7.00                845,802             927,251
Federal Home Loan Mtge Corp #G05493
 03-01-39                             6.50                488,696             521,600
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                             6.18                547,708(g)           41,912


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3550 Cl GS
 07-15-39                            27.78%            $3,635,869(g)         $406,014
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1614 Cl MZ Trust Series Z
 11-15-23                             6.50                 57,220(h)           61,542
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                             5.50                474,439             485,785
Federal Natl Mtge Assn
 10-01-24                             4.50                600,000(j)          621,187
 10-01-24                             5.00              3,170,000(j)        3,323,548
 10-01-39                             4.50              2,375,000(j)        2,405,429
 10-01-39                             5.00              5,800,000(j)        5,990,309
 10-01-39                             5.50             15,000,000(j)       15,689,069
 10-01-39                             6.00              3,925,000(j)        4,140,874
 10-01-39                             6.50                150,000(j)          160,313
 10-01-39                             7.00              1,500,000(j)        1,635,000
Federal Natl Mtge Assn #190988
 06-01-24                             9.00                123,030             133,879
Federal Natl Mtge Assn #250322
 08-01-25                             7.50                259,988             290,705
Federal Natl Mtge Assn #254236
 03-01-17                             6.50                415,742             448,791
Federal Natl Mtge Assn #254383
 06-01-32                             7.50                210,130             234,603
Federal Natl Mtge Assn #256901
 09-01-37                             6.50                293,667             313,227
Federal Natl Mtge Assn #545008
 06-01-31                             7.00                811,634             903,739
Federal Natl Mtge Assn #545869
 07-01-32                             6.50                134,733             146,080
Federal Natl Mtge Assn #555376
 04-01-18                             4.50                899,129(l)          949,801
Federal Natl Mtge Assn #555734
 07-01-23                             5.00                692,648             726,140
Federal Natl Mtge Assn #653730
 09-01-32                             6.50                582,726             633,354
Federal Natl Mtge Assn #654686
 11-01-32                             6.00                695,535             741,531
Federal Natl Mtge Assn #662061
 09-01-32                             6.50                387,077             417,697
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                 98,361(l)          108,579
Federal Natl Mtge Assn #678028
 09-01-17                             6.00              1,394,686(l)        1,497,871
Federal Natl Mtge Assn #688002
 03-01-33                             5.50                749,813             796,548
Federal Natl Mtge Assn #688691
 03-01-33                             5.50                282,182             296,879
Federal Natl Mtge Assn #689093
 07-01-28                             5.50                447,202             472,869
Federal Natl Mtge Assn #712057
 07-01-18                             4.50                267,878             282,975
Federal Natl Mtge Assn #720070
 07-01-23                             5.50              1,159,285           1,230,753
Federal Natl Mtge Assn #731019
 07-01-33                             5.50                559,508             589,052
Federal Natl Mtge Assn #732094
 08-01-18                             5.50                441,211             472,394
Federal Natl Mtge Assn #745079
 12-01-20                             5.00                669,353             707,788
Federal Natl Mtge Assn #745392
 12-01-20                             4.50                139,757             147,197
Federal Natl Mtge Assn #747584
 11-01-28                             5.50                975,230           1,031,204
Federal Natl Mtge Assn #753085
 12-01-33                             6.50                584,982             630,561
Federal Natl Mtge Assn #768117
 08-01-34                             5.48                263,301(i)          275,277
Federal Natl Mtge Assn #776962
 04-01-29                             5.00              1,362,722           1,421,887
Federal Natl Mtge Assn #804442
 12-01-34                             6.50                568,856             611,544
Federal Natl Mtge Assn #881886
 04-01-36                             5.36                136,053(i)          143,245
Federal Natl Mtge Assn #886764
 08-01-36                             6.00                130,902(i)          138,046
Federal Natl Mtge Assn #895834
 04-01-36                             6.02                220,341(i)          235,210


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             1.29%            $1,426,508(g)         $239,545
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             5.34                364,633(g)           41,687
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                             7.82                240,183(g)           19,331
Govt Natl Mtge Assn
 10-01-39                             4.50              3,000,000(j)        3,044,064
 10-01-39                             6.00              1,975,000(j)        2,084,859
Govt Natl Mtge Assn #604708
 10-15-33                             5.50                787,731             832,410
Govt Natl Mtge Assn #616257
 02-15-34                             5.00                926,566             964,700
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
 08-20-32                             0.00                487,461(g)           62,713
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            44.35                 48,473(g)            1,348
GSR Mtge Loan Trust
 Commercial Mtge Obligation
 Series 2005-AR4 Cl 4A1
 07-25-35                             5.36                 75,763(i)           60,900
Homestar Mtge Acceptance Commercial Mtge Obligation
 Series 2004-1 Cl A1
 03-25-34                             0.57                 64,003(i)           41,748
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                             0.00              8,256,310(b,g,s)           --
Indymac Index Mtge Loan Trust
 Commercial Mtge Obligation
 Series 2006-AR3 Cl 2A1B
 03-25-36                             5.80                196,572(i)           92,309
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                             6.00                720,528             666,514
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00              1,274,974           1,210,389
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00                644,368             611,656
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                             5.90              1,194,608(i)          849,605
Structured Asset Securities
 Series 2003-18XS Cl A6
 06-25-33                             4.04                205,127             187,956
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                             5.50                614,372             620,012
Wells Fargo Mtge Backed Securities Trust
 Commercial Mtge Obligation
 Series 2004-K Cl 2A3
 07-25-34                             4.72                123,933(i)          117,420
                                                                      ---------------
Total                                                                      83,181,090
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
L-3 Communications
 06-15-12                             7.63                185,000             187,775
 07-15-13                             6.13                130,000             131,625


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (CONT.)
TransDigm Group
 Sr Sub Nts
 07-15-14                             7.75%               $85,000(d,j)        $82,556
                                                                      ---------------
Total                                                                         401,956
-------------------------------------------------------------------------------------

BANKING (0.6%)
American Express
 Sr Unsecured
 05-20-19                             8.13                 80,000              94,615
Bank of America
 Sr Unsecured
 05-01-18                             5.65                445,000             439,076
Citigroup
 05-22-19                             8.50                745,000             840,981
Citigroup
 Sr Unsecured
 05-15-18                             6.13                245,000             241,238
Export-Import Bank of Korea
 Sr Unsecured
 10-17-12                             5.50                115,000(c)          121,309
Goldman Sachs Group
 Sr Unsecured
 02-15-19                             7.50                675,000             772,208
JPMorgan Chase & Co
 Sr Unsecured
 01-15-18                             6.00                 25,000              26,833
 04-23-19                             6.30                715,000             785,507
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63                360,000             380,672
 09-23-19                             5.63                240,000             236,689
Wells Fargo & Co
 Sr Unsecured
 12-11-17                             5.63                 50,000              52,520
                                                                      ---------------
Total                                                                       3,991,648
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88                810,000(b,q)        143,775
-------------------------------------------------------------------------------------

CHEMICALS (0.3%)
Airgas
 10-01-18                             7.13                190,000(d)          195,225
Ashland
 06-01-17                             9.13                 75,000(d)           80,250
Chemtura
 06-01-16                             6.88                172,000(b)          180,600
Dow Chemical
 Sr Unsecured
 05-15-19                             8.55              1,040,000           1,169,112
INVISTA
 Sr Unsecured
 05-01-12                             9.25                 98,000(d)           98,490
Nalco
 Sr Nts
 05-15-17                             8.25                 90,000(d)           95,175
                                                                      ---------------
Total                                                                       1,818,852
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Jarden
 05-01-16                             8.00                130,000             133,250
Visant Holding
 Sr Disc Nts
 12-01-13                            10.25                100,000             103,000
                                                                      ---------------
Total                                                                         236,250
-------------------------------------------------------------------------------------

ELECTRIC (2.4%)
Arizona Public Service
 Sr Unsecured
 10-15-11                             6.38                 15,000              15,925
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00                560,000             637,142
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                             8.88              1,315,000           1,666,552
Consumers Energy
 1st Mtge
 03-15-15                             5.00                 25,000              26,437
 09-15-18                             5.65                495,000             528,667
 04-15-20                             5.65                100,000             106,457
Detroit Edison
 Sr Secured
 10-01-13                             6.40                470,000             519,963
Dominion Resources
 Sr Unsecured
 11-15-16                             5.60                110,000             117,226


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
DTE Energy
 Sr Unsecured
 05-15-14                             7.63%              $905,000            $998,947
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                             7.38              1,095,000           1,123,403
Edison Mission Energy
 Sr Unsecured
 06-15-13                             7.50                150,000             140,625
 06-15-16                             7.75                 90,000              78,750
Exelon
 Sr Unsecured
 06-15-10                             4.45              1,160,000           1,183,855
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45                 23,000              24,843
Indiana Michigan Power
 Sr Nts
 03-15-19                             7.00                380,000             439,466
Indiana Michigan Power
 Sr Unsecured
 03-15-37                             6.05                260,000             274,445
KCP&L Greater Missouri Operations
 Sr Unsecured
 07-01-12                            11.88                125,000             144,346
Majapahit Holding
 10-17-16                             7.75                100,000(c,d)        105,000
Nevada Power
 08-01-18                             6.50                505,000             552,469
Nevada Power
 Series L
 01-15-15                             5.88                300,000             319,599
Nevada Power
 Series M
 03-15-16                             5.95                465,000             496,741
NiSource Finance
 03-01-13                             6.15                880,000             921,510
 09-15-17                             5.25                 95,000              89,265
 03-15-18                             6.40                 10,000               9,981
 01-15-19                             6.80                760,000             778,099
 09-15-20                             5.45                 10,000               9,189
NRG Energy
 02-01-16                             7.38                260,000             251,550
Ohio Edison
 Sr Unsecured
 05-01-15                             5.45                110,000             116,094
Oncor Electric Delivery
 Sr Secured
 05-01-12                             6.38                125,000             135,737
PacifiCorp
 1st Mtge
 09-15-13                             5.45                285,000             307,812
Portland General Electric
 03-15-10                             7.88                420,000             430,349
Potomac Electric Power
 1st Mtge
 06-01-35                             5.40                295,000             295,018
PPL Electric Utilities
 1st Mtge
 11-30-13                             7.13                585,000             673,831
Sierra Pacific Power
 Series M
 05-15-16                             6.00              1,020,000           1,082,117
Tampa Electric
 Sr Unsecured
 05-15-18                             6.10                305,000             330,242
Toledo Edison
 1st Mtge
 05-01-20                             7.25                 95,000             111,877
                                                                      ---------------
Total                                                                      15,043,529
-------------------------------------------------------------------------------------

ENTERTAINMENT (--%)
Regal Cinemas
 07-15-19                             8.63                 75,000(d)           77,625
Speedway Motorsports
 Sr Unsecured
 06-01-16                             8.75                180,000(d)          190,350
                                                                      ---------------
Total                                                                         267,975
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
Allied Waste North America
 04-15-13                             7.88              1,745,000           1,788,625
Republic Services
 09-15-19                             5.50                205,000(d)          211,182
                                                                      ---------------
Total                                                                       1,999,807
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

FOOD AND BEVERAGE (0.6%)
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75%               $46,000             $50,193
Del Monte
 Sr Sub Nts
 10-15-19                             7.50                155,000(d,j)        156,550
HJ Heinz Finance
 08-01-39                             7.13                315,000(d)          372,829
Kraft Foods
 Sr Unsecured
 02-11-13                             6.00                 65,000              69,720
 02-01-18                             6.13                830,000             879,534
 01-26-39                             6.88                290,000             320,536
Molson Coors Capital Finance
 09-22-10                             4.85                605,000(c)          625,148
SABMiller
 01-15-14                             5.70              1,175,000(c,d)      1,268,562
                                                                      ---------------
Total                                                                       3,743,072
-------------------------------------------------------------------------------------

GAMING (0.1%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                             7.13                 94,000              82,720
MGM MIRAGE
 Sr Secured
 11-15-17                            11.13                120,000(d)          132,000
MGM MIRAGE
 Sr Unsecured
 03-01-18                            11.38                200,000(d)          188,000
                                                                      ---------------
Total                                                                         402,720
-------------------------------------------------------------------------------------

GAS PIPELINES (1.2%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75                915,000             972,997
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                             7.88                 70,000              78,824
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80              2,167,000           2,409,804
El Paso
 Sr Unsecured
 12-12-13                            12.00                110,000             125,675
Northwest Pipeline
 Sr Unsecured
 06-15-16                             7.00                230,000             261,660
 04-15-17                             5.95                795,000             846,552
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90              1,085,000(d)        1,117,440
Southern Star Central
 Sr Nts
 03-01-16                             6.75                210,000             200,550
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40                846,000             936,691
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                             7.00                385,000             416,591
                                                                      ---------------
Total                                                                       7,366,784
-------------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65                415,000             439,192
DaVita
 03-15-13                             6.63                230,000             227,700
HCA
 Secured
 02-15-17                             9.88                160,000(d)          169,600
Omnicare
 12-15-13                             6.75                190,000             183,825
Select Medical
 02-01-15                             7.63                210,000             196,613
                                                                      ---------------
Total                                                                       1,216,930
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
Coventry Health Care
 Sr Unsecured
 08-15-14                             6.30                240,000             235,659
 03-15-17                             5.95                160,000             143,464
                                                                      ---------------
Total                                                                         379,123
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95              1,425,000           1,509,871


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
Chesapeake Energy
 01-15-16                             6.63%              $135,000            $127,575
Denbury Resources
 03-01-16                             9.75                135,000             143,438
EnCana
 Sr Unsecured
 11-01-11                             6.30              1,335,000(c)        1,445,256
 12-01-17                             5.90                105,000(c)          112,134
Forest Oil
 Sr Nts
 02-15-14                             8.50                185,000(d)          186,388
Nexen
 Sr Unsecured
 11-20-13                             5.05                565,000(c)          587,539
 05-15-37                             6.40                 75,000(c)           73,015
PetroHawk Energy
 Sr Nts
 08-01-14                            10.50                 85,000(d)           91,375
Quicksilver Resources
 08-01-15                             8.25                161,000             156,573
Range Resources
 05-15-19                             8.00                280,000             287,000
SandRidge Energy
 06-01-18                             8.00                 95,000(d)           91,913
XTO Energy
 Sr Unsecured
 08-01-17                             6.25                 80,000              86,362
                                                                      ---------------
Total                                                                       4,898,439
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Cenovus Energy
 Sr Nts
 09-15-14                             4.50                130,000(c,d)        133,238
 11-15-39                             6.75                355,000(c,d)        382,999
Petro-Canada
 Sr Unsecured
 07-15-13                             4.00                 65,000(c)           65,065
Suncor Energy
 Sr Unsecured
 06-01-18                             6.10                300,000(c)          313,520
TNK-BP Finance
 03-13-18                             7.88                100,000(c,d)         96,250
                                                                      ---------------
Total                                                                         991,072
-------------------------------------------------------------------------------------

LODGING (--%)
Starwood Hotels & Resorts Worldwide
 Sr Unsecured
 10-15-14                             7.88                 85,000              89,038
-------------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Comcast
 03-15-37                             6.45                170,000             180,011
 07-01-39                             6.55                295,000             315,244
CSC Holdings
 Sr Unsecured
 04-15-14                             8.50                 95,000(d)           99,988
Time Warner Cable
 06-15-39                             6.75                230,000             248,751
                                                                      ---------------
Total                                                                         843,994
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.7%)
DISH DBS
 02-01-16                             7.13                180,000             178,650
Lamar Media
 04-01-14                             9.75                 75,000              81,188
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70                181,000             171,498
News America
 12-15-35                             6.40                145,000             146,273
 11-15-37                             6.65                415,000             432,303
 01-09-38                             6.75                255,000             267,605
Nielsen Finance LLC
 08-01-14                            10.00                 95,000              95,475
Rainbow Natl Services LLC
 09-01-12                             8.75                 80,000(d)           81,600
Reed Elsevier Capital
 08-01-11                             6.75                855,000             919,450
RR Donnelley & Sons
 Sr Unsecured
 04-01-14                             4.95                170,000             163,581
 01-15-17                             6.13              1,335,000           1,258,654
Thomson Reuters
 10-01-14                             5.70                665,000(c)          729,204
                                                                      ---------------
Total                                                                       4,525,481
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

METALS (--%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                             8.38%              $165,000            $175,519
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.2%)
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88                950,000             994,964
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Gaz Capital
 Secured
 11-22-16                             6.21                200,000(c,d)        192,000
-------------------------------------------------------------------------------------

PACKAGING (0.1%)
Ball
 09-01-16                             7.13                 10,000              10,200
 09-01-19                             7.38                 10,000              10,150
Crown Americas LLC/Capital
 11-15-15                             7.75                185,000             188,238
Owens-Brockway Glass Container
 05-15-13                             8.25                180,000             184,050
                                                                      ---------------
Total                                                                         392,638
-------------------------------------------------------------------------------------

PAPER (--%)
Georgia-Pacific LLC
 01-15-17                             7.13                130,000(d)          127,075
NewPage
 Sr Secured
 12-31-14                            11.38                155,000(d)          152,288
                                                                      ---------------
Total                                                                         279,363
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
CSX
 Sr Unsecured
 03-15-12                             6.30                380,000             412,378
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Erac USA Finance
 10-15-17                             6.38              1,140,000(d)        1,137,571
-------------------------------------------------------------------------------------

WIRELESS (0.3%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                             7.75                265,000(d)          274,275
Cricket Communications
 Sr Secured
 05-15-16                             7.75                185,000(d)          187,775
Nextel Communications
 Series D
 08-01-15                             7.38                145,000             130,138
Rogers Communications
 08-15-18                             6.80                225,000(c)          252,168
SBA Telecommunications
 08-15-16                             8.00                 30,000(d)           30,675
 08-15-19                             8.25                 30,000(d)           30,900
Sprint Nextel
 Sr Nts
 08-15-17                             8.38                170,000             169,150
US Cellular
 Sr Unsecured
 12-15-33                             6.70                725,000             747,049
                                                                      ---------------
Total                                                                       1,822,130
-------------------------------------------------------------------------------------

WIRELINES (1.6%)
AT&T
 Sr Unsecured
 03-15-11                             6.25              1,630,000           1,737,538
 01-15-38                             6.30                320,000             337,532
 02-15-39                             6.55                830,000             904,901
Frontier Communications
 Sr Unsecured
 05-01-14                             8.25                165,000             169,950
 10-01-18                             8.13                105,000(j)          105,656
Qwest
 Sr Unsecured
 10-01-14                             7.50                595,000             600,950
Telecom Italia Capital
 11-15-13                             5.25                115,000(c)          120,974
Telefonica Europe
 09-15-10                             7.75                795,000(c)          840,946
TELUS
 Sr Unsecured
 06-01-11                             8.00              2,430,000(c)        2,644,058
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88              1,705,000           1,854,392


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Verizon New York
 Sr Unsecured Series B
 04-01-32                             7.38%              $650,000            $712,728
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65                190,000             202,886
Windstream
 08-01-16                             8.63                162,000             165,645
                                                                      ---------------
Total                                                                      10,398,156
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $208,671,116)                                                     $211,176,620
-------------------------------------------------------------------------------------



EQUITY-LINKED NOTES (1.7%)(p)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

Goldman Sachs Group
 Absolute Trigger Mandatory
 Exchangeable Nts
 12-28-09                               --%            $9,700,000(m)      $10,842,500
Lehman Brothers Holdings
 Sr Unsecured
 09-14-08                            53.51                348,000(b,d,m,q)     41,207
 10-02-08                            39.50                348,000(b,d,m,q)     51,022
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $10,396,000)                                                       $10,934,729
-------------------------------------------------------------------------------------



SENIOR LOANS (0.1%)(k)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (--%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                             2.56%              $222,917            $185,300
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                             2.56                 53,292              44,299
                                                                      ---------------
Total                                                                         229,599
-------------------------------------------------------------------------------------

MEDIA CABLE (--%)
Charter Communications Operating LLC
 Term Loan
 03-06-14                             6.25                306,161             288,269
-------------------------------------------------------------------------------------

WIRELINES (0.1%)
Fairpoint Communications
 Tranche B Term Loan
 03-31-15                             3.05                517,191(b)          388,700
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $694,680)                                                             $906,568
-------------------------------------------------------------------------------------





MONEY MARKET FUND (7.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%              50,551,994(r)        $50,551,994
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $50,551,994)                                                       $50,551,994
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (12.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     80,622,881           $80,622,881
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $80,622,881)                                                       $80,622,881
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $699,267,191)(t)                                                  $765,800,060
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Long Bond, 20-year           21         $2,548,875    Dec. 2009          $44,265
U.S. Treasury Note, 2-
  year                            (6)        (1,301,812)   Jan. 2010           (1,040)
U.S. Treasury Note, 5-
  year                            19          2,205,781    Jan. 2010           23,768
U.S. Treasury Note, 10-
  year                           122         14,436,032    Dec. 2009           95,300
-------------------------------------------------------------------------------------
Total                                                                        $162,293
-------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2009



                             REFERENCED     BUY/SELL   PAY/RECEIVE    EXPIRATION    NOTIONAL   UNREALIZED
COUNTERPARTY                   ENTITY      PROTECTION   FIXED RATE       DATE        AMOUNT   APPRECIATION
----------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Cardinal Health      Buy         .225%    June 20, 2012   $415,000        $1,227



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 13.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2009, the value of these securities amounted to $17,932,592 or 2.8% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company
     FSA    --   Financial Security Assurance
     MBIA   --   MBIA Insurance Corporation




--------------------------------------------------------------------------------
32  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2009.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2009.

(j) At Sept. 30, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $47,572,596. See Note 2 to the financial statements.

(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l) At Sept. 30, 2009, investments in securities included securities valued at $297,397 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(m)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2009 was $10,934,770, representing 1.7% of net assets. Information concerning such security holdings at Sept. 30, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     Lehman Brothers Holdings
       Sr Unsecured
       53.51% 2008                          03-07-08       $  348,000
       39.50% 2008                          03-26-08          348,000
     Goldman Sachs Group
       Absolute Trigger Mandatory
       Exchangeable Nts
       --% 2009                             05-18-09        9,700,000
     Krispy Kreme Doughnuts
       Warrants                             07-01-09               --


(n) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(o) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(p) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(q)  This position is in bankruptcy.

(r) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.

(s)  Negligible market value.

(t) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $716,454,379 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $65,713,386
     Unrealized depreciation                         (16,367,705)
     -----------------------------------------------------------
     Net unrealized appreciation                     $49,345,681
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
34  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes it's fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                               FAIR VALUE AT SEPT. 30, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)             $411,607,227               $--            $--     $411,607,227
  Other(a)                               41                --             --               41
---------------------------------------------------------------------------------------------
Total Equity Securities         411,607,268                --             --      411,607,268
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                             --         4,254,002             --        4,254,002
  U.S. Government
    Obligations &
    Agencies                     25,942,008         6,508,286             --       32,450,294
  Asset-Backed Securities                --        10,511,465        975,948       11,487,413
  Commercial Mortgage-
    Backed Securities                    --        15,638,657             --       15,638,657
  Residential Mortgage-
    Backed Securities                    --        83,081,090        100,000       83,181,090
  Corporate Debt
    Securities                           --        64,165,164             --       64,165,164
---------------------------------------------------------------------------------------------
Total Bonds                      25,942,008       184,158,664      1,075,948      211,176,620
---------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                    --        10,934,729             --       10,934,729
  Senior Loans                           --           906,568             --          906,568
  Affiliated Money Market
    Fund(b)                      50,551,994                --             --       50,551,994
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         80,622,881                --             --       80,622,881
---------------------------------------------------------------------------------------------
Total Other                     131,174,875        11,841,297             --      143,016,172
---------------------------------------------------------------------------------------------
Investments in Securities       568,724,151       195,999,961      1,075,948      765,800,060
Other Financial
  Instruments(c)                    162,293             1,227             --          163,520
---------------------------------------------------------------------------------------------
Total                          $568,886,444      $196,001,188     $1,075,948     $765,963,580
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
36  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                      RESIDENTIAL
                                    ASSET-BACKED    MORTGAGE-BACKED
                                     SECURITIES        SECURITIES         TOTAL
---------------------------------------------------------------------------------
Balance as of Sept. 30, 2008          $421,230         $5,783,622      $6,204,852
  Accrued discounts/premiums          (111,815)            17,672         (94,143)
  Realized gain (loss)                 (76,098)        (2,287,478)     (2,363,576)
  Change in unrealized
    appreciation (depreciation)*       155,475          1,423,017       1,578,492
  Net purchases (sales)                587,156         (2,549,625)     (1,962,469)
  Transfers in and/or out of
    Level 3                                 --         (2,287,208)     (2,287,208)
---------------------------------------------------------------------------------
Balance as of Sept. 30, 2009          $975,948           $100,000      $1,075,948
---------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2009 was $2,229,104.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $568,092,316)             $  634,625,185
  Affiliated money market fund (identified cost $50,551,994)           50,551,994
  Investments of cash collateral received for securities on loan
    (identified cost $80,622,881)                                      80,622,881
---------------------------------------------------------------------------------
Total investments in securities (identified cost $699,267,191)        765,800,060
Cash                                                                      131,829
Capital shares receivable                                                 216,930
Dividends and accrued interest receivable                               2,286,784
Receivable for investment securities sold                              18,642,389
Unrealized appreciation on swap contracts                                   1,227
Other assets                                                                3,553
---------------------------------------------------------------------------------
Total assets                                                          787,082,772
---------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                    608,928
Payable for investment securities purchased                            17,668,515
Payable for securities purchased on a forward-commitment basis         47,593,524
Payable upon return of securities loaned                               80,622,881
Variation margin payable on futures contracts                                 617
Accrued investment management services fees                                 9,339
Accrued distribution fees                                                 242,712
Accrued transfer agency fees                                                2,926
Accrued administrative services fees                                        1,038
Accrued plan administration services fees                                  18,813
Other accrued expenses                                                    288,347
---------------------------------------------------------------------------------
Total liabilities                                                     147,057,640
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $  640,025,132
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $      728,514
Additional paid-in capital                                          1,477,071,383
Undistributed net investment income                                     1,365,734
Accumulated net realized gain (loss)                                 (905,843,014)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           66,702,515
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $  640,025,132
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $   78,027,550
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
38  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $567,386,530           64,566,373                       $8.79(1)
Class B                     $ 17,661,853            2,021,254                       $8.74
Class C                     $  9,454,482            1,084,116                       $8.72
Class R2                    $    119,765               13,638                       $8.78
Class R4                    $ 45,391,810            5,164,844                       $8.79
Class R5                    $     10,692                1,217                       $8.79
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.33. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  39

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                             11,007,475
Interest                                                              10,682,820
Income distributions from affiliated money market fund                   136,409
Income from securities lending -- net                                     97,632
  Less foreign taxes withheld                                            (49,310)
--------------------------------------------------------------------------------
Total income                                                          21,875,026
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    2,483,462
Distribution fees
  Class A                                                              1,240,431
  Class B                                                                190,901
  Class C                                                                 34,422
  Class R2                                                                    54
Transfer agency fees
  Class A                                                                975,956
  Class B                                                                 41,212
  Class C                                                                  6,915
  Class R2                                                                     5
  Class R4                                                                19,655
Administrative services fees                                             331,811
Plan administration services fees
  Class R2                                                                    27
  Class R4                                                                98,275
Compensation of board members                                             17,933
Custodian fees                                                            85,740
Printing and postage                                                     127,297
Registration fees                                                         51,100
Professional fees                                                         62,517
Other                                                                     24,391
--------------------------------------------------------------------------------
Total expenses                                                         5,792,104
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                           (21,446)
  Earnings and bank fee credits on cash balances                            (839)
--------------------------------------------------------------------------------
Total net expenses                                                     5,769,819
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       16,105,207
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
40  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(142,109,658)
  Foreign currency transactions                                           (6,151)
  Futures contracts                                                   (5,089,967)
  Swap transactions                                                       23,803
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (147,181,973)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         114,947,691
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                (32,234,282)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (16,129,075)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  41

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                        2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  16,105,207  $   25,467,403
Net realized gain (loss) on investments                             (147,181,973)    (27,700,554)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 114,947,691    (176,425,445)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (16,129,075)   (178,658,596)
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (15,558,922)    (20,790,904)
    Class B                                                             (451,554)       (758,288)
    Class C                                                              (73,760)        (88,354)
    Class R2                                                                (150)             --
    Class R4                                                          (1,316,620)     (1,603,522)
    Class R5                                                                 (32)             --
------------------------------------------------------------------------------------------------
Total distributions                                                  (17,401,038)    (23,241,068)
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
42  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                                                        2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  15,583,418  $   19,271,165
  Class B shares                                                       1,936,665       3,273,944
  Class C shares                                                         918,215       1,339,826
  Class R2 shares                                                          3,274              --
  Class R4 shares                                                      6,150,716       8,306,212
  Class R5 shares                                                          2,501              --
Fund merger
  Class A shares                                                      32,652,478             N/A
  Class B shares                                                         983,753             N/A
  Class C shares                                                       6,350,291             N/A
  Class R2 shares                                                        114,012             N/A
  Class R5 shares                                                          7,904             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                      13,588,045      18,206,635
  Class B shares                                                         441,333         740,931
  Class C shares                                                          64,987          80,278
  Class R2 shares                                                             88              --
  Class R4 shares                                                      1,316,581       1,603,477
  Class R5 shares                                                             14              --
Conversions from Class B to Class A
  Class A shares                                                       3,743,806       7,130,878
  Class B shares                                                      (3,743,806)     (7,130,878)
Payments for redemptions
  Class A shares                                                    (101,991,107)   (160,417,284)
  Class B shares                                                      (6,370,354)    (13,153,165)
  Class C shares                                                      (1,525,009)     (1,719,452)
  Class R2 shares                                                            (30)             --
  Class R4 shares                                                     (7,809,628)    (15,966,497)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (37,581,853)   (138,433,930)
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (71,111,966)   (340,333,594)
Net assets at beginning of year                                      711,137,098   1,051,470,692
------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 640,025,132  $  711,137,098
------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   1,365,734  $    2,429,365
------------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED SEPT. 30,
CLASS A                                            -----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007        2006        2005
Net asset value, beginning of period               $9.06       $11.46      $10.52       $9.84      $9.25
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .22          .30         .26         .24        .21
Net gains (losses) (both realized and
 unrealized)                                        (.25)       (2.42)        .95         .68        .61
--------------------------------------------------------------------------------------------------------
Total from investment operations                    (.03)       (2.12)       1.21         .92        .82
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.24)        (.28)       (.27)       (.24)      (.23)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.79        $9.06      $11.46      $10.52      $9.84
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        .12%      (18.73%)     11.57%       9.46%      8.86%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.02%         .95%       1.07%       1.01%      1.03%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.90%        2.86%       2.31%       2.42%      2.13%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $567         $634        $929        $959       $990
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          189%         105%        124%        126%       130%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS B                                            -----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007        2006        2005
Net asset value, beginning of period               $9.01       $11.39      $10.45       $9.78      $9.19
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .16          .22         .17         .16        .14
Net gains (losses) (both realized and
 unrealized)                                        (.25)       (2.40)        .95         .67        .59
--------------------------------------------------------------------------------------------------------
Total from investment operations                    (.09)       (2.18)       1.12         .83        .73
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.18)        (.20)       (.18)       (.16)      (.14)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.74        $9.01      $11.39      $10.45      $9.78
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (.68%)     (19.35%)     10.78%       8.54%      8.02%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.78%        1.71%       1.84%       1.78%      1.81%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.17%        2.10%       1.53%       1.63%      1.35%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $18          $26         $52         $70        $81
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          189%         105%        124%        126%       130%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS C                                            -----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007        2006        2005
Net asset value, beginning of period               $8.99       $11.38      $10.44       $9.77      $9.19
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .15          .22         .17         .16        .14
Net gains (losses) (both realized and
 unrealized)                                        (.24)       (2.41)        .96         .67        .59
--------------------------------------------------------------------------------------------------------
Total from investment operations                    (.09)       (2.19)       1.13         .83        .73
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.18)        (.20)       (.19)       (.16)      (.15)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.72        $8.99      $11.38      $10.44      $9.77
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (.65%)     (19.41%)     10.86%       8.58%      7.97%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.78%        1.71%       1.82%       1.78%      1.81%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.90%        2.11%       1.57%       1.61%      1.35%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $9           $4          $5          $4         $3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          189%         105%        124%        126%       130%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
46  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2                                              PERIOD ENDED
PER SHARE DATA                                     SEPT. 30, 2009(c)
Net asset value, beginning of period                     $8.42
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .01
Net gains (losses) (both realized and
 unrealized)                                               .40
--------------------------------------------------------------------
Total from investment operations                           .41
--------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.05)
--------------------------------------------------------------------
Net asset value, end of period                           $8.78
--------------------------------------------------------------------
TOTAL RETURN                                             4.92%
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                           1.44%(d)
--------------------------------------------------------------------
Net investment income (loss)                             1.03%(d)
--------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
--------------------------------------------------------------------
Portfolio turnover rate(b)                                189%
--------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  47

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS R4                                           -----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007        2006        2005
Net asset value, beginning of period               $9.06       $11.47      $10.52       $9.84      $9.25
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .24          .32         .27         .26        .23
Net gains (losses) (both realized and
 unrealized)                                        (.25)       (2.44)        .96         .68        .60
--------------------------------------------------------------------------------------------------------
Total from investment operations                    (.01)       (2.12)       1.23         .94        .83
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.26)        (.29)       (.28)       (.26)      (.24)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.79        $9.06      $11.47      $10.52      $9.84
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        .33%      (18.69%)     11.79%       9.65%      9.05%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .87%         .86%        .96%        .83%       .87%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            .82%         .81%        .94%        .83%       .87%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.10%        3.01%       2.40%       2.57%      2.29%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $45          $47         $66        $139       $164
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          189%         105%        124%        126%       130%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
48  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5                                              PERIOD ENDED
PER SHARE DATA                                     SEPT. 30, 2009(c)
Net asset value, beginning of period                     $8.42
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .03
Net gains (losses) (both realized and
 unrealized)                                               .40
--------------------------------------------------------------------
Total from investment operations                           .43
--------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.06)
--------------------------------------------------------------------
Net asset value, end of period                           $8.79
--------------------------------------------------------------------
TOTAL RETURN                                             5.14%
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                            .70%(d)
--------------------------------------------------------------------
Net investment income (loss)                             2.23%(d)
--------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
--------------------------------------------------------------------
Portfolio turnover rate(b)                                189%
--------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 110% and 86% for the years ended Sept. 30, 2009 and 2008, respectively.
(c) For the period from Aug. 3, 2009 (inception date) to Sept. 30, 2009.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Balanced Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund offers Class A, Class B, Class C, Class R2, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R2, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R2 and Class R5 became available effective Aug. 3, 2009.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting

--------------------------------------------------------------------------------
50  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Sept. 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2009 was $10,934,770 representing 1.71% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they

--------------------------------------------------------------------------------
52  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2009, the Fund has outstanding when-issued securities of $47,572,596.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments. At Sept. 30, 2009, the Fund had no outstanding forward sale commitments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid at the end of the calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

SECURITY LITIGATION SETTLEMENTS
Litigation proceeds from Enron Corp. related to portfolio securities no longer included in the portfolio are recorded as realized gains. Proceeds received during the year ended Sept. 30, 2009 were $1,214,535.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
54  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. At Sept. 30, 2009, the Fund had no outstanding forward foreign currency contracts.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. At Sept. 30, 2009, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging

--------------------------------------------------------------------------------
56  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Investment Manager.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Credit contracts     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     swap transactions     $  1,227   swap transactions        N/A
-------------------------------------------------------------------------------------------
Interest rate        Net                              Net
  contracts          assets -- unrealiz-              assets -- unrealiz-
                     ed appreciation        162,293*  ed depreciation          N/A
-------------------------------------------------------------------------------------------
Total                                      $163,520                            N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2009


      AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
                               FORWARD
                               FOREIGN
RISK EXPOSURE                  CURRENCY
CATEGORY                      CONTRACTS    FUTURES     SWAPS      TOTAL
--------------------------------------------------------------------------------
Credit contracts               $     --  $        --  $23,803  $    23,803
--------------------------------------------------------------------------------
Equity contracts                     --   (2,973,029)      --  $(2,973,029)
--------------------------------------------------------------------------------
Foreign exchange contracts      (55,422)          --       --  $   (55,422)
--------------------------------------------------------------------------------
Interest rate contracts              --   (2,116,938)      --  $(2,116,938)
--------------------------------------------------------------------------------
Total                          $(55,422) $(5,089,967) $23,803  $(5,121,586)
--------------------------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                           RECOGNIZED IN INCOME
-------------------------------------------------------------------------
RISK EXPOSURE
CATEGORY                                FUTURES    SWAPS     TOTAL
-------------------------------------------------------------------------
Credit contracts                       $     --  $(39,240) $(39,240)
-------------------------------------------------------------------------
Interest rate contracts                 141,424        --  $141,424
-------------------------------------------------------------------------
Total                                  $141,424  $(39,240) $102,184
-------------------------------------------------------------------------


VOLUME OF DERIVATIVES
FUTURES
The gross notional amount of long and short contracts outstanding was $19.2 million and $1.3 million, respectively, at Sept. 30, 2009. The monthly average gross notional contract amount for long and short contracts was $12.9 million and $16.0 million, respectively, for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

SWAPS
The gross notional amount of contracts outstanding was $400,000 at Sept. 30, 2009. The monthly average gross notional contract amount for these contracts was $1.6 million for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.53% to 0.35% as the Fund's net assets increase. The

--------------------------------------------------------------------------------
58  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $474,081 for the year ended Sept. 30, 2009. The management fee for the year ended Sept. 30, 2009 was 0.45% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, other expenses paid to this company were $2,701.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

attributable to Class R2, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

In connection with the acquisition of the Seligman Income and Growth Fund (see
Note 10), the Fund assumed the assets and obligations of the Seligman Income and Growth Fund, which, together with certain other associated investment companies (together, the Guarantors), has severally, but not jointly, guaranteed the performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of the Seligman Income and Growth Fund, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Sept. 30, 2009, the Fund's total potential future obligation over the life of the Guaranty is $56,447. Seligman Income and Growth Fund expensed $31,252 related to the Guaranty prior to acquisition by the Fund. This amount is included within other accrued expenses in the Fund's Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at Sept. 30, 2009 is included in other assets in the Statement of Assets and Liabilities at cost of $3,553.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $761,000 and $30,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
60  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $169,296 for Class A, $19,785 for Class B and $332 for Class C for the year ended Sept. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  0.82%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $19,655


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4..........................................  $1,791


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  0.90%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Sept. 30, 2009, the Fund's transfer agency fees were reduced by $839 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $49,089 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,137,776,246 (including $37,445,948 from Seligman Income and Growth Fund that was acquired in the fund merger as described in Note 10) and $1,216,266,128, respectively, for the year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED SEPT. 30,                           2009         2008
-------------------------------------------------------------------
CLASS A
Sold                                         2,056,909    1,827,458
Fund merger                                  3,790,662           --
Converted from Class B shares*                 449,406      743,574
Reinvested distributions                     1,777,237    1,795,730
Redeemed                                   (13,474,496) (15,393,223)
-------------------------------------------------------------------
Net increase (decrease)                     (5,400,282) (11,026,461)
-------------------------------------------------------------------

CLASS B
Sold                                           258,491      310,830
Fund merger                                    114,844           --
Reinvested distributions                        58,575       72,851
Converted to Class A shares*                  (452,665)    (749,042)
Redeemed                                      (855,109)  (1,267,851)
-------------------------------------------------------------------
Net increase (decrease)                       (875,864)  (1,633,212)
-------------------------------------------------------------------

CLASS C
Sold                                           120,181      129,685
Fund merger                                    742,811           --
Reinvested distributions                         8,485        7,966
Redeemed                                      (204,144)    (168,724)
-------------------------------------------------------------------
Net increase (decrease)                        667,333      (31,073)
-------------------------------------------------------------------

CLASS R2**
Sold                                               387          N/A
Fund merger                                     13,244          N/A
Reinvested distributions                            10          N/A
Redeemed                                            (3)         N/A
-------------------------------------------------------------------
Net increase (decrease)                         13,638          N/A
-------------------------------------------------------------------



--------------------------------------------------------------------------------
62  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED SEPT. 30,                           2009         2008
-------------------------------------------------------------------
CLASS R4
Sold                                           816,184      806,172
Reinvested distributions                       172,015      158,267
Redeemed                                    (1,032,500)  (1,532,604)
-------------------------------------------------------------------
Net increase (decrease)                        (44,301)    (568,165)
-------------------------------------------------------------------

CLASS R5**
Sold                                               297          N/A
Fund merger                                        918          N/A
Reinvested distributions                             2          N/A
Redeemed                                            --          N/A
-------------------------------------------------------------------
Net increase (decrease)                          1,217          N/A
-------------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
**  For the period from Aug. 3, 2009 (inception date) to Sept. 30, 2009.

Certain line items from prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balances are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $78,027,550, were on loan, secured by cash collateral of $80,622,881 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $97,558 earned from securities lending from Dec. 1, 2008 through Sept. 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $479 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $74 earned from securities lending from Oct. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $313,760,352 and $273,326,352, respectively, for the year ended Sept. 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective

--------------------------------------------------------------------------------
64  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.

10. FUND MERGER

At the close of business on Aug. 28, 2009, RiverSource Balanced Fund acquired the assets and assumed the identified liabilities of Seligman Income and Growth Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of RiverSource Balanced Fund immediately before the acquisition were $595,790,887 and the combined net assets immediately after the acquisition were $635,899,325.

The merger was accomplished by a tax-free exchange of 4,464,028 shares of Seligman Income and Growth Fund valued at $40,108,438.

In exchange for the Seligman Income and Growth Fund shares and net assets, RiverSource Balanced Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  3,790,662
Class B...........................................    114,844
Class C...........................................    742,811
Class R2..........................................     13,244
Class R5..........................................        918




--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The components of Seligman Income and Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                             ACCUMULATED     UNDISTRIBUTED
                       TOTAL       CAPITAL     UNREALIZED        NET              NET
                     NET ASSETS     STOCK     APPRECIATION  REALIZED GAIN  INVESTMENT INCOME
--------------------------------------------------------------------------------------------
Seligman Income
and Growth Fund     $40,108,438  $75,569,725   $1,029,733    $(36,494,245)       $3,225


11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $228,975 and accumulated net realized loss has been decreased by $4,854,290 resulting in a net reclassification adjustment to decrease paid-in capital by $5,083,265.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                          2009          2008
-------------------------------------------------------------------
Ordinary income                           $17,401,038   $23,241,068
Long-term capital gain                             --            --


At Sept. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   1,544,650
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(888,451,980)
Unrealized appreciation (depreciation)..........  $  49,132,565




--------------------------------------------------------------------------------
66  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

For federal income tax purposes, the Fund had a capital loss carry-over of $758,123,866 at Sept. 30, 2009, that if not offset by capital gains will expire as follows:

    2010            2011            2012          2015           2016           2017
$294,910,141    $368,676,980    $24,886,878    $8,027,521    $22,923,709    $38,698,637


RiverSource Balanced Fund acquired $31,114,959 of capital loss carry-overs in connection with the Seligman Income and Growth Fund merger (Note 10). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code. For the year ended Sept. 30, 2009, $5,083,265 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2009, the Fund had a post-October loss of $130,328,114 that is treated for income tax purposes as occurring on Oct. 1, 2009.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly

--------------------------------------------------------------------------------
68  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
70  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE BALANCED FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Balanced Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Balanced Fund of the RiverSource Investment Series, Inc at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
72  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     67.65%
    Dividends Received Deduction for corporations................     58.23%
    U.S. Government Obligations..................................       100%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  73

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
74  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  75

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
76  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  77

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
78  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to change the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  79

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group. The Board took into account that the Fund's total expense ratio was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
80  RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2009 ANNUAL REPORT  81

RIVERSOURCE BALANCED FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                            S-6326 AE (11/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED LARGE CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   32

Financial Highlights...............   34

Notes to Financial Statements......   43

Report of Independent Registered
  Public Accounting Firm...........   59

Federal Income Tax Information.....   61

Board Members and Officers.........   62

Approval of Investment Management
  Services Agreement...............   66

Proxy Voting.......................   69




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Large Cap Growth Fund (the Fund) Class A shares declined 1.27% (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Fund outperformed the Russell 1000(R) Growth Index, which decreased 1.85% during the same period.

> The Fund also outperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which declined 1.56%.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR   5/17/07
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund
  Class A (excluding sales charge)             -1.27%   -11.23%
----------------------------------------------------------------
Russell 1000 Growth Index (unmanaged)          -1.85%    -8.36%
----------------------------------------------------------------
Lipper Large-Cap Growth Funds Index            -1.56%    -8.24%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                          SINCE
Without sales charge                           1 YEAR  INCEPTION*
Class A (inception 5/17/07)                    -1.27%    -11.23%
-----------------------------------------------------------------
Class B (inception 5/17/07)                    -1.97%    -11.89%
-----------------------------------------------------------------
Class C (inception 5/17/07)                    -1.98%    -11.91%
-----------------------------------------------------------------
Class I (inception 5/17/07)                    -0.56%    -10.83%
-----------------------------------------------------------------
Class R2 (inception 5/17/07)                   -1.38%    -11.38%
-----------------------------------------------------------------
Class R3 (inception 5/17/07)                   -1.15%    -11.13%
-----------------------------------------------------------------
Class R4 (inception 5/17/07)                   -1.10%    -11.02%
-----------------------------------------------------------------
Class R5 (inception 5/17/07)                   -0.76%    -10.86%
-----------------------------------------------------------------
Class W (inception 8/1/08)                     -1.18%    -12.13%
-----------------------------------------------------------------

With sales charge
Class A (inception 5/17/07)                    -6.95%    -13.41%
-----------------------------------------------------------------
Class B (inception 5/17/07)                    -6.88%    -13.01%
-----------------------------------------------------------------
Class C (inception 5/17/07)                    -2.96%    -11.91%
-----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At Sept. 30, 2009, approximately 32% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Large Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 52, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Large Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 48.

Dear Shareholders:

RiverSource Disciplined Large Cap Growth Fund (the Fund) Class A shares declined 1.27% (excluding sales charge) for the 12 months ended

SECTOR DIVERSIFICATION(1) (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     17.0%
------------------------------------------------
Consumer Staples                            9.0%
------------------------------------------------
Energy                                      8.9%
------------------------------------------------
Financials                                 10.2%
------------------------------------------------
Health Care                                19.2%
------------------------------------------------
Industrials                                 7.4%
------------------------------------------------
Information Technology                     24.5%
------------------------------------------------
Materials                                   3.1%
------------------------------------------------
Telecommunication Services                  0.1%
------------------------------------------------
Utilities                                   0.3%
------------------------------------------------
Other(2)                                    0.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



Sept. 30, 2009. The Fund outperformed the Russell 1000 Growth Index (Russell Index), which decreased 1.85% during the same period. The Fund also outperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which declined 1.56%.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended Sept. 30, 2009 -- one of the largest equity market corrections ever followed by one of the biggest equity market recoveries ever. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all equity investors were forced to re-think what was "normal" market behavior.

At the start of the annual period, financial markets worldwide were under great stress amid a deepening economic downturn. Economic data showed that the U.S. economy shrank by 6.2% during the fourth quarter of 2008, its largest contraction in 25 years. Consumer confidence continued to fall, while unemployment hit new highs. Governments worldwide passed stimulus packages and debated strategies to end the financial crisis.


TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Merck & Co                                  3.3%
------------------------------------------------
Exxon Mobil                                 3.3%
------------------------------------------------
Johnson & Johnson                           3.0%
------------------------------------------------
Wells Fargo & Co                            2.7%
------------------------------------------------
Goldman Sachs Group                         2.5%
------------------------------------------------
Home Depot                                  1.9%
------------------------------------------------
Apple                                       1.4%
------------------------------------------------
Occidental Petroleum                        1.3%
------------------------------------------------
Lowe's Companies                            1.2%
------------------------------------------------
Microsoft                                   1.2%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Gradually, economic news became less bad and "green shoots" even began to appear in March. Investor sentiment improved. The Treasury Department finally revealed details regarding key parts of its financial rescue plans, and investors realized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009. Positive news around the housing market began to appear. Many economists, as well as the Federal Reserve Board (the Fed) believed the recession had ended and that economic recovery was beginning to take shape, albeit slowly. As a result, U.S. equities rallied strongly from their March lows to post solid gains through the end of September 2009.

The Fund's performance resulted from the performance of the three quantitative investment themes -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. Under the Fund's investment process, the three themes choose the large-cap growth stocks for the portfolio. During the reporting period, the value and quality-adjusted value themes outperformed the Russell Index, more than offsetting the underperformance of the momentum theme. The value theme started the annual period very weak but bounced back strongly during the second half as the U.S. equity market rebounded.

Quality-adjusted value had the opposite experience, performing well in the early months of the annual period when the markets were in crisis, but weakening as the markets showed an increasing appetite for risk. The momentum theme was generally flat to start the fiscal year, but weakened as investor risk-aversion quickly ebbed at the start of the second quarter of 2009. It is important to remember that we fully expect the themes we use to take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage that may allow the Fund to outperform its benchmark in most market environments over the long term.

In managing risk associated with investing in large-cap growth stocks, we use a proprietary risk management system and portfolio optimizer that allow us to combine the recommendations of our stock selection themes

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits on monthly portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a bias toward smaller-cap stocks within the Russell Index rather than the mega-cap, or the largest-cap, stocks, which helped the Fund's results.

Conversely, the Fund's quantitative-based themes led to various sector weightings that, together, detracted from results. The Fund was helped by a sizable allocation to consumer discretionary, which outpaced the Russell Index, and by having only a modest exposure to industrials, which lagged the Russell Index. However, these positives were outweighed by the detracting effects of significant allocations to the weaker energy and health care sectors and of having only a small position in the surprisingly strong information technology sector during the period.

Because of our investment process, it is not surprising that the Fund's outperformance was primarily the result of effective stock selection. Stock selection was particularly strong in the financials, information technology and consumer discretionary sectors. Detracting only slightly was stock selection in the industrials and health care areas.

Some stocks that contributed favorably to the Fund's return included GOLDMAN SACHS GROUP (selected by the value theme at the start of the annual period and then by both the momentum and value themes), WYETH (value early in the period and subsequently momentum), MERCK & CO (initially value and quality-adjusted value and then all three themes), MORGAN STANLEY (value at the start of the fiscal year and then value and momentum), and GENENTECH (momentum). Among individual holdings, the stocks that detracted most from the Fund's results were JOHNSON & JOHNSON (quality-adjusted value), NORFOLK SOUTHERN (momentum); EXXON MOBIL (initially quality and subsequently value), HALLIBURTON (momentum and then value), and WEATHERFORD INTERNATIONAL (momentum).

At the end of September, the Fund's largest individual stock holdings included Merck, Johnson & Johnson, Exxon Mobil, Goldman Sachs and

--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



WELLS FARGO & CO (value). The Fund had greater weightings than the Russell Index in the consumer discretionary, health care and energy sectors and lesser exposure than the Russell Index in the information technology, industrials and materials sectors at September 30, 2009.

CHANGES TO THE FUND'S PORTFOLIO
The Fund's sector allocations changed somewhat during the period as a result of quantitative theme-driven stock selection. For example, the Fund's exposure to consumer discretionary, health care and utilities increased while allocations to consumer staples, energy and industrials were trimmed. Each of these changes in sector allocation was reflective of our enhanced emphasis on the value theme in the Fund.

As part of our investment process, we are continuously researching new ideas and looking for ways to improve or enhance the efficacy of the quantitative-based themes we use in the Fund. By the end of February 2009, we made enhancements to the Fund's value theme by including more quality factors in an effort to reduce volatility. Then, during the summer months of 2009, we began to place greater emphasis on the value theme in the Fund, increasing the Fund's weighting of net assets to this theme. While history does not guarantee future performance, it may serve as a useful guide. Thus, looking at history, the value theme has rebounded sharply following periods of significant underperformance. Indeed, since implementing these changes, we have experienced positive early results.

Over the course of the annual period, the number of holdings in the portfolio was increased from approximately 200 to approximately 270.



  The answer, in our opinion, to determining what catalyst is going to sustain the equity market's upward trend is that investors will need to see real improvement or growth in both the economy and corporate earnings.






--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


OUR FUTURE STRATEGY
Following a strong rally that sent equity markets into positive territory for the first nine months of 2009, investors at the end of September were faced with the question -- what is going to take the markets higher? In our view, the equity markets were closer to fair value at the end of September than they were one year prior. Corporate earnings were anemic, but, in many cases, better than expectations. However, even with glimmers of positive news, the economy remained in a weakened state. The answer, in our opinion, to determining what catalyst is going to sustain the equity market's upward trend is that investors will need to see real improvement or growth in both the economy and corporate earnings. We continue to believe that just such a scenario is likely to materialize in the fourth quarter of 2009, as the effects of massive government intervention take hold.

Given this view, we are positioning the Fund's portfolio to take advantage of the recovery, investing in those areas we consider attractive from both a valuation and growth perspective. At the same time, consistent with our disciplined and calculated low turnover approach, we remain focused on the long term and maintain the Fund's diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment model. We are convinced of the merit of our multifaceted, disciplined approach to monitoring risk in the portfolio and believe this combination of style diversification and rigorous

--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



risk measures will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.



(PHOTO - DIMITRIS BERTSIMAS, PhD)                                     (PHOTO - GINA MOURTZINOU, PhD)

Dimitris Bertsimas, Ph.D.                                             Gina Mourtzinou, Ph.D.
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Large Cap Growth Fund Class A shares (from 5/17/07 to 9/30/09) as compared to the performance of two widely cited performance indices, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                             SINCE INCEPTION
                                                    1 YEAR       5/17/07
RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $9,305        $7,106
----------------------------------------------------------------------------
     Average annual total return                    -6.95%       -13.41%
----------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
     Cumulative value of $10,000                    $9,815        $8,128
----------------------------------------------------------------------------
     Average annual total return                    -1.85%        -8.36%
----------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $9,844        $8,156
----------------------------------------------------------------------------
     Average annual total return                    -1.56%        -8.24%
----------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            LARGE CAP
                           GROWTH FUND
                             CLASS A              RUSSELL 1000      LIPPER LARGE-CAP
                         (INCLUDES SALES        GROWTH INDEX(1)       GROWTH FUNDS
                         CHARGE) (7,106)            (8,128)         INDEX(2) (8,156)
                     -----------------------    ---------------    -----------------
5/17/07                  $     9,425              $   10,000         $   10,000
6/07                           9,444                  10,045             10,093
9/07                           9,697                  10,468             10,747
12/07                          9,502                  10,388             10,779
3/08                           8,383                   9,330              9,569
6/08                           8,524                   9,447              9,668
9/08                           7,197                   8,282              8,285
12/08                          5,628                   6,395              6,317
3/09                           5,363                   6,131              6,081
6/09                           6,187                   7,132              7,097
9/09                           7,106                   8,128              8,156




(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,325.10        $ 7.05(c)      1.21%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.00        $ 6.12(c)      1.21%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,319.70        $11.46(c)      1.97%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.19        $ 9.95(c)      1.97%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,319.70        $11.40(c)      1.96%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.24        $ 9.90(c)      1.96%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,330.40        $ 4.09(c)       .70%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.56        $ 3.55(c)       .70%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,323.40        $ 8.85(c)      1.52%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.45        $ 7.69(c)      1.52%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,325.10        $ 7.40(c)      1.27%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.70        $ 6.43(c)      1.27%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,325.10        $ 5.83(c)      1.00%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.05        $ 5.06(c)      1.00%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,328.60        $ 4.49(c)       .77%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.21        $ 3.90(c)       .77%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,326.30        $ 6.76(c)      1.16%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.25        $ 5.87(c)      1.16%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2009: +32.51% for Class A, +31.97% for Class B, +31.97% for Class C, +33.04% for Class I, +32.34% for Class R2, +32.51% for Class R3, +32.51% for Class R4, +32.86%
    for Class R5 and +32.63% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.20% for Class A, 1.97% for Class B, 1.95% for Class C, 0.76% for Class I, 1.56% or Class R2, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 1.21% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Oct. 1, 2009. Had this change been in place for the entire six month period ended Sept. 30, 2009, the actual expenses paid would have been $6.99 for Class A and $11.34 for Class C; the hypothetical expenses paid would have been $6.07 for Class A and $9.85 for Class C. The actual and hypothetical expenses paid for Class B, Class I, Class R2, Class R3, Class R4, Class R5 and Class W would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.7%)
Boeing                                                  131,672(d)         $7,130,039
General Dynamics                                         24,135             1,559,121
Goodrich                                                 23,846             1,295,792
Honeywell Intl                                           27,565             1,024,040
ITT                                                      24,923             1,299,734
Lockheed Martin                                          37,893             2,958,685
Northrop Grumman                                         53,313             2,758,948
Raytheon                                                 30,353             1,456,033
Rockwell Collins                                         21,117             1,072,744
Spirit AeroSystems Holdings Cl A                         38,086(b,d)          687,833
United Technologies                                      60,320             3,675,298
                                                                      ---------------
Total                                                                      24,918,267
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
Gentex                                                   37,156(d)            525,757
Goodyear Tire & Rubber                                   51,678(b)            880,077
Johnson Controls                                         33,514(d)            856,618
WABCO Holdings                                           39,230               823,830
                                                                      ---------------
Total                                                                       3,086,282
-------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Harley-Davidson                                          80,396(d)          1,849,108
Thor Inds                                                 9,689(d)            299,875
                                                                      ---------------
Total                                                                       2,148,983
-------------------------------------------------------------------------------------

BEVERAGES (2.6%)
Coca-Cola                                                85,683             4,601,177
Coca-Cola Enterprises                                    87,395             1,871,127
Hansen Natural                                           29,418(b,d)        1,080,817
Pepsi Bottling Group                                     29,655             1,080,628
PepsiCo                                                 151,932             8,912,332
                                                                      ---------------
Total                                                                      17,546,081
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Cephalon                                                 13,677(b,d)          796,548
Dendreon                                                 22,682(b)            634,869
Myriad Genetics                                          14,482(b)            396,807
Vertex Pharmaceuticals                                    8,072(b,d)          305,929
                                                                      ---------------
Total                                                                       2,134,153
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                                   113,151(d)          1,461,911
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.1%)
Franklin Resources                                       19,225             1,934,035
Goldman Sachs Group                                     113,172            20,863,258
Morgan Stanley                                          297,201(d)          9,177,567
SEI Investments                                          35,565               699,919
State Street                                             37,676             1,981,758
                                                                      ---------------
Total                                                                      34,656,537
-------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Ashland                                                  19,963               862,801
Celanese Series A                                        29,303               732,575
CF Inds Holdings                                          5,363               462,451
EI du Pont de Nemours & Co                               40,686             1,307,649
Lubrizol                                                  9,233               659,790
Mosaic                                                   18,649               896,457
PPG Inds                                                  7,713               448,974
Scotts Miracle-Gro Cl A                                  10,917               468,885
Terra Inds                                               11,934(d)            413,752
                                                                      ---------------
Total                                                                       6,253,334
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.3%)
Wells Fargo & Co                                        777,999            21,924,012
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Avery Dennison                                           24,982               899,602
Pitney Bowes                                             15,980               397,103
RR Donnelley & Sons                                      70,741             1,503,953
                                                                      ---------------
Total                                                                       2,800,658
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems                                           188,494(b)         $4,437,149
F5 Networks                                              25,178(b,d)          997,804
JDS Uniphase                                            100,571(b)            715,060
Motorola                                                548,659             4,712,981
QUALCOMM                                                159,890             7,191,852
                                                                      ---------------
Total                                                                      18,054,846
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (6.3%)
Apple                                                    62,878(b)         11,655,696
Dell                                                    429,812(b,d)        6,558,931
EMC                                                      92,787(b)          1,581,090
Hewlett-Packard                                         100,737             4,755,794
IBM                                                      65,207             7,799,410
NCR                                                      90,677(b,d)        1,253,156
NetApp                                                   68,322(b,d)        1,822,831
SanDisk                                                  59,853(b)          1,298,810
Seagate Technology                                      133,173(c)          2,025,561
Teradata                                                 38,672(b)          1,064,253
Western Digital                                          63,585(b,d)        2,322,760
                                                                      ---------------
Total                                                                      42,138,292
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                                    28,144(d)          1,431,123
KBR                                                      21,760               506,790
Shaw Group                                               36,954(b)          1,185,854
                                                                      ---------------
Total                                                                       3,123,767
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
American Express                                         54,482(d)          1,846,940
SLM                                                     112,708(b)            982,814
                                                                      ---------------
Total                                                                       2,829,754
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.3%)
Career Education                                         29,839(b,d)          727,475
H&R Block                                                78,683             1,446,193
                                                                      ---------------
Total                                                                       2,173,668
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Qwest Communications Intl                               175,398(d)            668,266
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                         14,403               577,272
Hubbell Cl B                                              7,572               318,024
Rockwell Automation                                      13,854(d)            590,181
                                                                      ---------------
Total                                                                       1,485,477
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.3%)
Agilent Technologies                                     15,821(b,d)          440,298
Arrow Electronics                                        27,676(b)            779,079
Avnet                                                    41,796(b)          1,085,442
Corning                                                 348,005             5,327,957
Jabil Circuit                                            74,617             1,000,614
                                                                      ---------------
Total                                                                       8,633,390
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Atwood Oceanics                                          20,938(b,d)          738,483
Baker Hughes                                             46,252(d)          1,973,110
Diamond Offshore Drilling                                13,906(d)          1,328,301
ENSCO Intl                                               68,380(d)          2,908,886
Halliburton                                              44,854             1,216,440
Helmerich & Payne                                        18,712(d)            739,685
Noble                                                    16,576(c)            629,225
Patterson-UTI Energy                                    110,836(d)          1,673,624
Pride Intl                                               35,168(b,d)        1,070,514
Rowan Companies                                          28,783(d)            664,024
Smith Intl                                               34,049(d)            977,206
Unit                                                     10,680(b)            440,550
                                                                      ---------------
Total                                                                      14,360,048
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.8%)
Kroger                                                  143,764             2,967,289
SYSCO                                                    70,228(d)          1,745,166
Walgreen                                                173,558(d)          6,503,218
Wal-Mart Stores                                         100,901             4,953,230
Whole Foods Market                                       80,530(b,d)        2,455,360
                                                                      ---------------
Total                                                                      18,624,263
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland                                   43,905            $1,282,904
Campbell Soup                                            20,920(d)            682,410
Dean Foods                                               52,867(b,d)          940,504
Green Mountain Coffee Roasters                            9,874(b,d)          729,096
Hershey                                                  27,301(d)          1,060,917
McCormick & Co                                           22,598               766,976
Sara Lee                                                195,524             2,178,138
                                                                      ---------------
Total                                                                       7,640,945
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Becton Dickinson & Co                                    13,058               910,796
Boston Scientific                                       209,510(b)          2,218,710
Edwards Lifesciences                                      7,869(b,d)          550,122
Medtronic                                                35,491             1,306,068
ResMed                                                    9,588(b,d)          433,378
Stryker                                                  13,981(d)            635,157
                                                                      ---------------
Total                                                                       6,054,231
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.5%)
Aetna                                                   120,925             3,365,343
AmerisourceBergen                                        35,445(d)            793,259
Cardinal Health                                         101,549             2,721,513
CIGNA                                                   193,293(d)          5,429,600
Coventry Health Care                                     78,183(b,d)        1,560,533
DaVita                                                   17,532(b)            993,012
Health Management Associates Cl A                        91,520(b)            685,485
Health Net                                               53,361(b)            821,759
Humana                                                   42,366(b)          1,580,252
Lincare Holdings                                         32,522(b,d)        1,016,313
Omnicare                                                 26,057(d)            586,804
Quest Diagnostics                                         7,001(d)            365,382
UnitedHealth Group                                      348,052             8,715,222
WellPoint                                               173,761(b)          8,229,321
                                                                      ---------------
Total                                                                      36,863,798
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.3%)
Cerner                                                   24,578(b,d)        1,838,434
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Brinker Intl                                             50,664               796,945
Intl Game Technology                                     43,169               927,270
Las Vegas Sands                                          41,531(b,d)          699,382
Panera Bread Cl A                                         4,520(b,d)          248,600
Royal Caribbean Cruises                                  34,618(b,d)          833,601
Starbucks                                               215,380(b,d)        4,447,598
Starwood Hotels & Resorts Worldwide                      50,348(d)          1,662,994
Wyndham Worldwide                                        58,644               957,070
                                                                      ---------------
Total                                                                      10,573,460
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Garmin                                                   60,482(c,d)        2,282,591
Harman Intl Inds                                         31,361             1,062,511
Newell Rubbermaid                                        44,644(d)            700,464
NVR                                                       2,139(b)          1,363,334
Pulte Homes                                             118,796             1,305,568
                                                                      ---------------
Total                                                                       6,714,468
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Clorox                                                   24,453             1,438,325
Colgate-Palmolive                                        22,915             1,747,956
Kimberly-Clark                                           22,215             1,310,241
Procter & Gamble                                         84,542             4,896,673
                                                                      ---------------
Total                                                                       9,393,195
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Constellation Energy Group                               55,130             1,784,558
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
3M                                                       21,014             1,550,834
Tyco Intl                                                12,557(c)            432,965
                                                                      ---------------
Total                                                                       1,983,799
-------------------------------------------------------------------------------------

INSURANCE (0.9%)
AFLAC                                                    56,970             2,434,899
American Intl Group                                       7,631(b,d)          336,603
Prudential Financial                                     42,309             2,111,642
WR Berkley                                               35,866(d)            906,692
                                                                      ---------------
Total                                                                       5,789,836
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INTERNET & CATALOG RETAIL (0.2%)
NetFlix                                                  13,847(b,d)         $639,316
priceline.com                                             3,836(b)            636,086
                                                                      ---------------
Total                                                                       1,275,402
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.9%)
eBay                                                    106,101(b)          2,505,045
Equinix                                                  14,112(b,d)        1,298,304
Google Cl A                                              11,844(b,d)        5,872,847
IAC/InterActiveCorp                                      40,791(b,d)          823,570
WebMD Health Cl A                                        15,148(b,d)          501,702
Yahoo!                                                  114,668(b)          2,042,237
                                                                      ---------------
Total                                                                      13,043,705
-------------------------------------------------------------------------------------

IT SERVICES (2.2%)
Affiliated Computer Services Cl A                        17,529(b)            949,546
Broadridge Financial Solutions                           52,766             1,060,597
Cognizant Technology Solutions Cl A                      40,897(b,d)        1,581,078
Convergys                                                48,914(b)            486,205
DST Systems                                              19,938(b)            893,222
Fidelity Natl Information Services                       55,080(d)          1,405,091
Fiserv                                                   21,495(b)          1,036,059
Lender Processing Services                               26,105               996,428
MasterCard Cl A                                           4,743(d)            958,797
Metavante Technologies                                   22,306(b)            769,111
NeuStar Cl A                                             37,502(b)            847,545
Paychex                                                  59,342(d)          1,723,886
SAIC                                                     55,829(b)            979,241
Total System Services                                    75,077             1,209,490
                                                                      ---------------
Total                                                                      14,896,296
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                                   34,377               634,599
-------------------------------------------------------------------------------------

MACHINERY (1.5%)
Bucyrus Intl                                              9,600(d)            341,952
Caterpillar                                              45,968(d)          2,359,537
Cummins                                                  41,199             1,846,127
Illinois Tool Works                                      51,335             2,192,518
Ingersoll-Rand                                           45,648(c,d)        1,400,024
Lincoln Electric Holdings                                 9,640(d)            457,418
PACCAR                                                   22,107(d)            833,655
Parker Hannifin                                          11,471               594,657
                                                                      ---------------
Total                                                                      10,025,888
-------------------------------------------------------------------------------------

MEDIA (0.8%)
McGraw-Hill Companies                                    21,862               549,611
News Corp Cl A                                          185,874             2,228,629
Time Warner                                              36,541(d)          1,051,650
Viacom Cl B                                              64,131(b,d)        1,798,233
                                                                      ---------------
Total                                                                       5,628,123
-------------------------------------------------------------------------------------

METALS & MINING (2.0%)
Alcoa                                                   175,097(d)          2,297,273
Allegheny Technologies                                   18,502(d)            647,385
Cliffs Natural Resources                                 35,273(d)          1,141,434
Freeport-McMoRan Copper & Gold                          100,519             6,896,609
Nucor                                                    10,515               494,310
United States Steel                                      25,190(d)          1,117,680
Walter Energy                                            11,074(d)            665,104
                                                                      ---------------
Total                                                                      13,259,795
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Dollar Tree                                               8,735(b)            425,220
Family Dollar Stores                                     47,228             1,246,819
Kohl's                                                   99,845(b)          5,696,157
Nordstrom                                                41,104(d)          1,255,316
Target                                                   24,348             1,136,565
                                                                      ---------------
Total                                                                       9,760,077
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.2%)
Zebra Technologies Cl A                                  46,319(b,d)        1,201,052
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

OIL, GAS & CONSUMABLE FUELS (6.3%)
Exxon Mobil                                             397,811           $27,293,812
Murphy Oil                                               26,913             1,549,381
Occidental Petroleum                                    140,836(d)         11,041,542
Peabody Energy                                           20,948               779,685
Sunoco                                                   18,930(d)            538,559
Tesoro                                                   86,890(d)          1,301,612
                                                                      ---------------
Total                                                                      42,504,591
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
NBTY                                                     16,142(b,d)          638,900
-------------------------------------------------------------------------------------

PHARMACEUTICALS (11.2%)
Abbott Laboratories                                     195,319             9,662,431
Allergan                                                 26,252             1,490,064
Bristol-Myers Squibb                                    166,637             3,752,665
Eli Lilly & Co                                           95,827             3,165,166
Forest Laboratories                                      59,728(b)          1,758,392
Johnson & Johnson                                       398,372(d,e)       24,256,871
Merck & Co                                              865,433(d)         27,373,645
Mylan                                                    73,188(b,d)        1,171,740
Wyeth                                                    60,493             2,938,750
                                                                      ---------------
Total                                                                      75,569,724
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.1%)
Robert Half Intl                                         17,788(d)            445,056
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.6%)
Advanced Micro Devices                                  107,249(b,d)          607,029
Analog Devices                                           41,921(d)          1,156,181
Broadcom Cl A                                           118,964(b,d)        3,651,005
Cree                                                     27,115(b,d)          996,476
Cypress Semiconductor                                   114,465(b,d)        1,182,423
Integrated Device Technology                            114,362(b)            773,087
Intel                                                   315,542             6,175,158
Intl Rectifier                                           61,508(b,d)        1,198,791
KLA-Tencor                                               33,044(d)          1,184,958
Lam Research                                             62,370(b,d)        2,130,559
Marvell Technology Group                                143,244(b,c)        2,319,120
Maxim Integrated Products                                62,989             1,142,620
MEMC Electronic Materials                               107,929(b)          1,794,859
Micron Technology                                       157,225(b,d)        1,289,245
Novellus Systems                                         34,058(b)            714,537
NVIDIA                                                  156,962(b,d)        2,359,139
ON Semiconductor                                         77,977(b,d)          643,310
Texas Instruments                                       310,861(d)          7,364,298
Varian Semiconductor Equipment Associates                10,528(b,d)          345,740
Xilinx                                                   41,395(d)            969,471
                                                                      ---------------
Total                                                                      37,998,006
-------------------------------------------------------------------------------------

SOFTWARE (3.0%)
Autodesk                                                 33,365(b)            794,087
Intuit                                                   79,308(b,d)        2,260,278
Microsoft                                               381,931             9,888,195
Oracle                                                  179,697             3,744,885
Red Hat                                                  68,871(b,d)        1,903,594
Rovi                                                     28,214(b,d)          947,990
Synopsys                                                 35,074(b)            786,359
                                                                      ---------------
Total                                                                      20,325,388
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (8.6%)
Abercrombie & Fitch Cl A                                 61,957(d)          2,037,146
Advance Auto Parts                                       19,717(d)            774,484
Aeropostale                                              14,995(b,d)          651,833
American Eagle Outfitters                               121,497             2,048,439
AutoNation                                               35,310(b,d)          638,405
AutoZone                                                  7,071(b,d)        1,033,922
Bed Bath & Beyond                                        92,705(b,d)        3,480,146
Best Buy                                                 76,425(d)          2,867,466
CarMax                                                   36,766(b,d)          768,409
Chico's FAS                                             114,496(b)          1,488,448
Foot Locker                                              53,533(d)            639,719
GameStop Cl A                                            24,660(b,d)          652,750
Gap                                                     108,754(d)          2,327,336
Home Depot                                              593,191            15,802,607
Limited Brands                                           55,438               941,892
Lowe's Companies                                        483,439(d)         10,123,212
O'Reilly Automotive                                      33,393(b,d)        1,206,823
PetSmart                                                 31,708(d)            689,649
RadioShack                                               89,436(d)          1,481,955
Ross Stores                                              48,571(d)          2,320,237
Sherwin-Williams                                         34,007(d)          2,045,861


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
Staples                                                 107,203(d)         $2,489,254
Williams-Sonoma                                          66,663(d)          1,348,592
                                                                      ---------------
Total                                                                      57,858,585
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach                                                   140,491(d)          4,624,964
Nike Cl B                                                44,798(d)          2,898,431
VF                                                        8,924               646,365
                                                                      ---------------
Total                                                                       8,169,760
-------------------------------------------------------------------------------------

TOBACCO (0.5%)
Altria Group                                            107,248(d)          1,910,086
Lorillard                                                19,375             1,439,563
                                                                      ---------------
Total                                                                       3,349,649
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
WESCO Intl                                               24,514(b,d)          706,004
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $567,536,102)                                                     $634,949,313
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%               1,963,001(f)         $1,963,001
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,963,001)                                                         $1,963,001
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (27.3%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND (13.2%)
JPMorgan Prime Money Market Fund                     88,562,486           $88,562,486
-------------------------------------------------------------------------------------






INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

ASSET-BACKED COMMERCIAL PAPER (5.2%)
Belmont Funding LLC
 10-06-09                            0.52%           $5,999,393            $5,999,393
Ebbets Funding LLC
 10-06-09                            0.47             5,999,452             5,999,453
Elysian Funding LLC
 10-01-09                            0.47             3,999,634             3,999,634
Grampian Funding LLC
 10-08-09                            0.37             3,998,849             3,998,849
 10-21-09                            0.37             2,999,075             2,999,075
Rheingold Securitization
 12-16-09                            0.38             4,995,936             4,995,936
Tasman Funding
 10-23-09                            0.30             2,999,250             2,999,250
Versailles Commercial Paper LLC
 10-13-09                            0.55             3,997,983             3,997,983
                                                                      ---------------
Total                                                                      34,989,573
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (5.2%)
Banco Espirito Santo e Comm London
 10-06-09                            0.30             5,000,000             5,000,000
Bank of Tokyo UFJ London
 12-21-09                            0.37             4,000,053             4,000,053
Bayrische Hypo-Und Vereinsbank
 10-29-09                            0.39             4,000,000             4,000,000
Credit Indusrial et Comm London
 11-18-09                            0.37             4,000,000             4,000,000
Dexia Credit Local du France
 10-09-09                            0.43             3,999,339             3,999,339
Monte de Paschi
 10-14-09                            0.40             4,000,066             4,000,066
Raiffeisen Zentralbank Oest Vienna
 10-05-09                            0.29             5,000,000             5,000,000
Ulster Bank Ireland
 10-15-09                            0.47             5,000,000             5,000,000
                                                                      ---------------
Total                                                                      34,999,458
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

COMMERCIAL PAPER (1.9%)
Citigroup Funding
 10-05-09                            0.40%           $5,998,867            $5,998,867
KBC Financial Products
 11-02-09                            0.48             6,996,767             6,996,767
                                                                      ---------------
Total                                                                      12,995,634
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (1.8%)
Morgan Stanley
 10-01-09                            0.23             2,000,000             2,000,000
RBS Securities
 10-01-09                            0.50            10,000,000            10,000,000
                                                                      ---------------
Total                                                                      12,000,000
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $183,547,151)                                                     $183,547,151
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $753,046,254)(g)                                                  $820,459,465
=====================================================================================





INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
Russell 2000 Mini Index           94         $5,668,200    Dec. 2009         $(21,270)
S&P 500 Index                    113         29,744,425    Dec. 2009           67,410
-------------------------------------------------------------------------------------
Total                                                                         $46,140
-------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 1.3% of net assets.

(d) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) At Sept. 30, 2009, investments in securities included securities valued at $316,628 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(g) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $756,866,423 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $78,326,311
     Unrealized depreciation                         (14,733,269)
     -----------------------------------------------------------
     Net unrealized appreciation                     $63,593,042
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                               FAIR VALUE AT SEPT. 30, 2009
                             ---------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)             $634,949,313              $--         $--        $634,949,313
--------------------------------------------------------------------------------------------
Total Equity Securities         634,949,313               --          --         634,949,313
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                       1,963,001               --          --           1,963,001
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                      88,562,486       94,984,665          --         183,547,151
--------------------------------------------------------------------------------------------
Total Other                      90,525,487       94,984,665          --         185,510,152
--------------------------------------------------------------------------------------------
Investments in Securities       725,474,800       94,984,665          --         820,459,465
Other Financial
  Instruments(d)                     46,140               --          --              46,140
--------------------------------------------------------------------------------------------
Total                          $725,520,940      $94,984,665         $--        $820,505,605
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $567,536,102)                    $634,949,313
  Affiliated money market fund (identified cost $1,963,001)                  1,963,001
  Investments of cash collateral received for securities on loan
    (identified cost $183,547,151)                                         183,547,151
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $753,046,254)             820,459,465
Capital shares receivable                                                   37,072,767
Dividends and accrued interest receivable                                      713,010
Receivable for investment securities sold                                       67,410
--------------------------------------------------------------------------------------
Total assets                                                               858,312,652
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                       1,101,584
Payable for investment securities purchased                                     33,737
Payable upon return of securities loaned                                   183,547,151
Variation margin payable on futures contracts                                   14,440
Accrued investment management services fees                                     10,545
Accrued distribution fees                                                      165,339
Accrued transfer agency fees                                                     2,829
Accrued administrative services fees                                             1,035
Accrued plan administration services fees                                            9
Other accrued expenses                                                          59,185
--------------------------------------------------------------------------------------
Total liabilities                                                          184,935,854
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $673,376,798
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    894,614
Additional paid-in capital                                                 647,530,407
Undistributed net investment income                                          2,602,479
Accumulated net realized gain (loss)                                       (45,110,053)
Unrealized appreciation (depreciation) on investments                       67,459,351
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $673,376,798
--------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $179,126,342
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $274,023,730           36,524,683                       $7.50(1)
Class B                     $  3,579,138              481,472                       $7.43
Class C                     $  1,561,360              210,004                       $7.43
Class I                     $206,056,085           27,238,022                       $7.57
Class R2                    $      7,533                1,000                       $7.53
Class R3                    $      7,539                1,000                       $7.54
Class R4                    $      7,730                1,025                       $7.54
Class R5                    $      7,561                1,000                       $7.56
Class W                     $188,126,122           25,003,227                       $7.52
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $7.96. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                     $  6,450,222
Interest                                                               106
Income distributions from affiliated money market fund              64,604
Income from securities lending -- net                              129,724
--------------------------------------------------------------------------
Total income                                                     6,644,656
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              2,033,555
Distribution fees
  Class A                                                          285,822
  Class B                                                           31,420
  Class C                                                           14,405
  Class R2                                                              31
  Class R3                                                              16
  Class W                                                          148,342
Transfer agency fees
  Class A                                                          288,197
  Class B                                                            8,495
  Class C                                                            3,696
  Class R2                                                               3
  Class R3                                                               3
  Class R4                                                               7
  Class R5                                                               3
  Class W                                                          118,674
Administrative services fees                                       203,583
Plan administration services fees
  Class R2                                                              16
  Class R3                                                              16
  Class R4                                                              35
Compensation of board members                                       11,229
Custodian fees                                                      25,640
Printing and postage                                                36,918
Registration fees                                                   87,967
Professional fees                                                   33,786
Other                                                               18,941
--------------------------------------------------------------------------
Total expenses                                                   3,350,800
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                     (16)
  Earnings and bank fee credits on cash balances                        (3)
--------------------------------------------------------------------------
Total net expenses                                               3,350,781
--------------------------------------------------------------------------
Investment income (loss) -- net                                  3,293,875

--------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(40,861,206)
  Futures contracts                                              1,998,475
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (38,862,731)
Net change in unrealized appreciation (depreciation) on
  investments                                                  114,352,938
--------------------------------------------------------------------------
Net gain (loss) on investments                                  75,490,207
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ 78,784,082
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                  2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  3,293,875  $  1,410,288
Net realized gain (loss) on investments                        (38,862,731)   (5,780,920)
Net change in unrealized appreciation (depreciation) on
  investments                                                  114,352,938   (48,243,862)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    78,784,082   (52,614,494)
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (332,543)      (33,917)
    Class B                                                           (106)       (2,117)
    Class C                                                             --          (154)
    Class I                                                     (1,367,208)     (506,673)
    Class R2                                                           (11)           (7)
    Class R3                                                           (32)          (26)
    Class R4                                                          (130)          (37)
    Class R5                                                           (48)          (43)
    Class W                                                            (22)           --
  Net realized gain
    Class A                                                           (241)      (12,531)
    Class B                                                            (15)       (1,262)
    Class C                                                             (8)         (116)
    Class I                                                           (791)     (151,047)
    Class R2                                                            --           (14)
    Class R3                                                            --           (14)
    Class R4                                                            --           (14)
    Class R5                                                            --           (14)
----------------------------------------------------------------------------------------
Total distributions                                             (1,701,155)     (707,986)

----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



YEAR ENDED SEPT. 30,                                                  2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $242,193,582  $ 31,110,790
  Class B shares                                                 1,948,295     4,151,999
  Class C shares                                                 1,099,876     2,050,659
  Class I shares                                                70,973,550   141,470,007
  Class R4 shares                                                    6,699        18,565
  Class W shares                                               176,202,400         5,000
Reinvestment of distributions at net asset value
  Class A shares                                                   328,056        45,970
  Class B shares                                                       118         3,300
  Class C shares                                                         3           238
  Class I shares                                                 1,367,973       650,811
  Class R4 shares                                                       87            --
Conversions from Class B to Class A
  Class A shares                                                   562,059       411,359
  Class B shares                                                  (562,059)     (411,359)
Payments for redemptions
  Class A shares                                               (34,378,931)   (4,315,364)
  Class B shares                                                  (896,467)     (479,871)
  Class C shares                                                (1,119,098)      (13,895)
  Class I shares                                               (33,501,487)   (9,947,467)
  Class R4 shares                                                  (19,820)          (24)
  Class W shares                                               (20,020,053)           --
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 404,184,783   164,750,718
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        481,267,710   111,428,238
Net assets at beginning of year                                192,109,088    80,680,850
----------------------------------------------------------------------------------------
Net assets at end of year                                     $673,376,798  $192,109,088
----------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                      $  2,602,479  $  1,010,078
----------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED SEPT. 30,
CLASS A                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(a)
Net asset value, beginning of period                $7.65       $10.36       $10.07
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .05          .01
Net gains (losses) (both realized and
 unrealized)                                         (.16)(b)    (2.71)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     (.11)       (2.66)         .29
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.04)          --
Distributions from realized gains                    (.00)(c)     (.01)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.04)        (.05)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.50        $7.65       $10.36
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.27%)     (25.78%)       2.88%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.22%        1.13%        1.44%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            1.22%        1.13%        1.38%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                         .71%         .51%         .22%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $274          $26           $4
-----------------------------------------------------------------------------------
Portfolio turnover rate                               58%          70%          21%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS B                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(a)
Net asset value, beginning of period                $7.58       $10.33       $10.07
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(c)      (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (.15)(b)    (2.69)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     (.15)       (2.71)         .26
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(c)     (.03)          --
Distributions from realized gains                    (.00)(c)     (.01)          --
-----------------------------------------------------------------------------------
Total distributions                                    --         (.04)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.43        $7.58       $10.33
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.97%)     (26.35%)       2.58%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.99%        1.89%        2.17%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            1.99%        1.89%        2.14%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        (.02%)       (.25%)       (.49%)(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $3          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               58%          70%          21%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS C                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(a)
Net asset value, beginning of period                $7.58       $10.33       $10.07
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(c)      (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (.15)(b)    (2.70)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     (.15)       (2.72)         .26
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.02)          --
Distributions from realized gains                    (.00)(c)     (.01)          --
-----------------------------------------------------------------------------------
Total distributions                                    --         (.03)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.43        $7.58       $10.33
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.98%)     (26.39%)       2.58%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.98%        1.90%        2.27%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            1.98%        1.90%        2.13%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                         .01%        (.25%)       (.53%)(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               58%          70%          21%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2009        2008       2007(a)
Net asset value, beginning of period               $7.68       $10.37       $10.07
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08          .08          .03
Net gains (losses) (both realized and
 unrealized)                                        (.14)(b)    (2.71)         .27
----------------------------------------------------------------------------------
Total from investment operations                    (.06)       (2.63)         .30
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.05)        (.05)          --
Distributions from realized gains                   (.00)(c)     (.01)          --
----------------------------------------------------------------------------------
Total distributions                                 (.05)        (.06)          --
----------------------------------------------------------------------------------
Net asset value, end of period                     $7.57        $7.68       $10.37
----------------------------------------------------------------------------------
TOTAL RETURN                                       (.56%)     (25.50%)       2.98%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      .72%         .71%         .95%(e)
----------------------------------------------------------------------------------
Net investment income (loss)                       1.27%         .89%         .71%(e)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $206         $162          $76
----------------------------------------------------------------------------------
Portfolio turnover rate                              58%          70%          21%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R2                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(a)
Net asset value, beginning of period                $7.65       $10.34       $10.07
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .03         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (.14)(b)    (2.70)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     (.11)       (2.67)         .27
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)        (.01)          --
Distributions from realized gains                    (.00)(c)     (.01)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.01)        (.02)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.53        $7.65       $10.34
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.38%)     (25.86%)       2.68%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.53%        1.51%        1.98%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            1.45%        1.26%        1.78%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                         .53%         .35%        (.15%)(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               58%          70%          21%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(a)
Net asset value, beginning of period                $7.67       $10.35       $10.07
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .06          .00(c)
Net gains (losses) (both realized and
 unrealized)                                         (.15)(b)    (2.70)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     (.10)       (2.64)         .28
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)        (.03)          --
Distributions from realized gains                    (.00)(c)     (.01)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.03)        (.04)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.54        $7.67       $10.35
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.15%)     (25.60%)       2.78%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.28%        1.26%        1.73%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            1.20%        1.01%        1.53%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                         .78%         .60%         .10%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               58%          70%          21%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R4                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(a)
Net asset value, beginning of period                $7.68       $10.36       $10.07
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .08          .01
Net gains (losses) (both realized and
 unrealized)                                         (.16)(b)    (2.71)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     (.10)       (2.63)         .29
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.04)          --
Distributions from realized gains                    (.00)(c)     (.01)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.04)        (.05)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.54        $7.68       $10.36
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.10%)     (25.49%)       2.88%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.02%        1.00%        1.48%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                             .98%         .81%        1.28%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.01%         .84%         .35%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               58%          70%          21%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           -------------------------------
PER SHARE DATA                                      2009        2008       2007(a)
Net asset value, beginning of period               $7.68       $10.37       $10.07
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .07          .08          .02
Net gains (losses) (both realized and
 unrealized)                                        (.14)(b)    (2.71)         .28
----------------------------------------------------------------------------------
Total from investment operations                    (.07)       (2.63)         .30
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.05)        (.05)          --
Distributions from realized gains                   (.00)(c)     (.01)          --
----------------------------------------------------------------------------------
Total distributions                                 (.05)        (.06)          --
----------------------------------------------------------------------------------
Net asset value, end of period                     $7.56        $7.68       $10.37
----------------------------------------------------------------------------------
TOTAL RETURN                                       (.76%)     (25.52%)       2.98%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               .78%         .76%        1.22%(e)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            .78%         .76%        1.03%(e)
----------------------------------------------------------------------------------
Net investment income (loss)                       1.19%         .85%         .60%(e)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              58%          70%          21%
----------------------------------------------------------------------------------



                                                    YEAR ENDED SEPT. 30,
CLASS W                                            ---------------------
PER SHARE DATA                                      2009         2008(g)
Net asset value, beginning of period                $7.66          $8.80
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05            .01
Net gains (losses) (both realized and
 unrealized)                                         (.15)(b)      (1.15)
------------------------------------------------------------------------
Total from investment operations                     (.10)         (1.14)
------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)            --
Distributions from realized gains                    (.00)(c)         --
------------------------------------------------------------------------
Total distributions                                  (.04)            --
------------------------------------------------------------------------
Net asset value, end of period                      $7.52          $7.66
------------------------------------------------------------------------
TOTAL RETURN                                       (1.18%)       (12.95%)
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.17%          1.13%(e)
------------------------------------------------------------------------
Net investment income (loss)                         .72%           .98%(e)
------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $188            $--
------------------------------------------------------------------------
Portfolio turnover rate                               58%            70%
------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(b) Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.
(c) Rounds to zero.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Annualized.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) For the period from Aug. 1, 2008 (inception date) to Sept. 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined Large Cap Growth Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Growth Index at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares. At Sept. 30, 2009, the Investment Manager and the affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 32% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts     Net assets --                    Net assets --
                     unrealized                       unrealized
                     appreciation           $46,140*  depreciation             N/A
-------------------------------------------------------------------------------------------
Total                                       $46,140                            N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2009


  AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
------------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
------------------------------------------------------------------
Equity contracts                                  $1,998,475
------------------------------------------------------------------
Total                                             $1,998,475
------------------------------------------------------------------




--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


      CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                 DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                   $507,224
-----------------------------------------------------------------
Total                                              $507,224
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was $35.4 million at Sept. 30, 2009. The monthly average gross notional contract amount for these contracts was $14.0 million for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $9,448 for the year ended Sept. 30, 2009. The management fee for the year ended Sept. 30, 2009 was 0.60% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation,

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, other expenses paid to this company were $825.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $180,000 and $12,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $67,840 for Class A, $1,489 for Class B and $96 for Class C for the year ended Sept. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2.............................................  1.45%
Class R3.............................................  1.20
Class R4.............................................  0.98


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..............................................   $5
Class R3..............................................    5
Class R4..............................................    6


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.28%
Class B..............................................  2.04
Class C..............................................  2.03
Class I..............................................  0.90
Class R2.............................................  1.70
Class R3.............................................  1.45
Class R4.............................................  1.20
Class R5.............................................  0.95
Class W..............................................  1.35


Effective Oct. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.20%
Class B..............................................  1.97
Class C..............................................  1.95
Class I..............................................  0.76
Class R2.............................................  1.56
Class R3.............................................  1.31
Class R4.............................................  1.06
Class R5.............................................  0.81
Class W..............................................  1.21


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Sept. 30, 2009, the Fund's transfer agency fees were reduced by $3 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $13,551 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $579,068,749 and $194,093,691, respectively, for year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED SEPT. 30,                           2009        2008
------------------------------------------------------------------
CLASS A
Sold                                        38,389,715   3,383,896
Converted from Class B shares*                  79,996      47,066
Reinvested distributions                        56,078       4,639
Redeemed                                    (5,372,312)   (477,626)
------------------------------------------------------------------
Net increase (decrease)                     33,153,477   2,957,975
------------------------------------------------------------------

CLASS B
Sold                                           326,209     453,193
Reinvested distributions                            20         334
Converted to Class A shares*                   (80,684)    (47,392)
Redeemed                                      (148,118)    (53,707)
------------------------------------------------------------------
Net increase (decrease)                         97,427     352,428
------------------------------------------------------------------

CLASS C
Sold                                           169,548     226,180
Reinvested distributions                            --          24
Redeemed                                      (187,139)     (1,632)
------------------------------------------------------------------
Net increase (decrease)                        (17,591)    224,572
------------------------------------------------------------------

CLASS I
Sold                                        11,495,386  14,739,376
Reinvested distributions                       232,649      65,606
Redeemed                                    (5,524,736) (1,096,267)
------------------------------------------------------------------
Net increase (decrease)                      6,203,299  13,708,715
------------------------------------------------------------------

CLASS R4
Sold                                             1,141       1,913
Reinvested distributions                            15          --
Redeemed                                        (3,041)         (3)
------------------------------------------------------------------
Net increase (decrease)                         (1,885)      1,910

------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



YEAR ENDED SEPT. 30,                           2009        2008
------------------------------------------------------------------
CLASS W
Sold                                        28,010,559         573
Redeemed                                    (3,007,905)         --
------------------------------------------------------------------
Net increase (decrease)                     25,002,654         573
------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase dates.

  Certain line items from prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $179,126,342 were on loan, secured by cash collateral of $183,547,151 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $129,724 earned from securities lending from Dec.1, 2008 through Sept. 30,

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Oct. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $303,904,066 and $316,236,086, respectively, for the year ended Sept. 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other

--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,374 and accumulated net realized loss has been decreased by $1,374.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                            2009       2008
-----------------------------------------------------------------
Ordinary income............................  $1,701,155  $707,986
Long-term capital gain.....................          --        --


At Sept. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $  2,612,930
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(41,243,744)
Unrealized appreciation (depreciation)..........  $ 63,582,591


For federal income tax purposes, the Fund had a capital loss carry-over of $14,271,533 at Sept. 30, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2009, the Fund had a post-October loss of $26,972,211 that is treated for income tax purposes as occurring on Oct. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings

--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Large Cap Growth Fund (the Fund) of the RiverSource Investment Series, Inc. as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Large Cap Growth Fund of the RiverSource Investment Series, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability since inception. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2009 ANNUAL REPORT  69

RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6285 E (11/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED LARGE CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.



This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                                  (SINGLE STRATEGY FUND)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   58

Federal Income Tax Information.....   60

Board Members and Officers.........   61

Approval of Investment Management
  Services Agreement...............   65

Proxy Voting.......................   68




--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Large Cap Value Fund (the Fund) Class A shares declined 14.23% (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Fund underperformed the Russell 1000 Value Index, which decreased 10.62% during the same period.

> The Fund also underperformed the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which declined 6.10%.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR    8/1/08
----------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund
  Class A (excluding sales charge)            -14.23%   -19.96%
----------------------------------------------------------------
Russell 1000 Value Index (unmanaged)          -10.62%   -13.51%
----------------------------------------------------------------
Lipper Large-Cap Value Funds Index             -6.10%   -10.99%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 8/1/08)                    -14.23%   -19.96%
----------------------------------------------------------------
Class B (inception 8/1/08)                    -14.94%   -20.61%
----------------------------------------------------------------
Class C (inception 8/1/08)                    -14.87%   -20.63%
----------------------------------------------------------------
Class I (inception 8/1/08)                    -13.87%   -19.67%
----------------------------------------------------------------
Class R2 (inception 8/1/08)                   -14.46%   -20.22%
----------------------------------------------------------------
Class R3 (inception 8/1/08)                   -14.24%   -20.05%
----------------------------------------------------------------
Class R4 (inception 8/1/08)                   -14.12%   -19.87%
----------------------------------------------------------------
Class R5 (inception 8/1/08)                   -13.99%   -19.78%
----------------------------------------------------------------
Class W (inception 8/1/08)                    -14.39%   -20.09%
----------------------------------------------------------------

With sales charge
Class A (inception 8/1/08)                    -19.16%   -23.93%
----------------------------------------------------------------
Class B (inception 8/1/08)                    -19.16%   -23.33%
----------------------------------------------------------------
Class C (inception 8/1/08)                    -15.72%   -20.63%
----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders:

RiverSource Disciplined Large Cap Value Fund (the Fund) Class A shares declined 14.23% (excluding sales charge) for the 12 months ended Sept. 30, 2009. The Fund underperformed the Russell 1000 Value Index (Russell Index), which decreased 10.62% during the same period. The Fund also underperformed the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which declined 6.10%.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended Sept. 30, 2009 -- one of the largest equity market corrections ever followed by one of the biggest equity market recoveries ever. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all equity investors were forced to re-think what was "normal" market behavior.


SECTOR DIVERSIFICATION(1)  (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     14.2%
------------------------------------------------
Consumer Staples                            6.6%
------------------------------------------------
Energy                                     12.9%
------------------------------------------------
Financials                                 30.7%
------------------------------------------------
Health Care                                12.9%
------------------------------------------------
Industrials                                 4.7%
------------------------------------------------
Information Technology                      5.5%
------------------------------------------------
Materials                                   6.4%
------------------------------------------------
Telecommunication Services                  2.0%
------------------------------------------------
Utilities                                   3.7%
------------------------------------------------
Other(2)                                    0.4%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

At the start of the annual period, financial markets worldwide were under great stress amid a deepening economic downturn. Economic data showed that the U.S. economy shrank by 6.2% during the fourth quarter of 2008, its largest contraction in 25 years. Consumer confidence continued to fall, while unemployment hit new highs. Governments worldwide passed stimulus packages and debated strategies to end the financial crisis.

Gradually, economic news became less bad and "green shoots" even began to appear in March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors realized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009. Positive news around the housing market began to appear. Many economists, as well as the Federal Reserve Board (the Fed) believed the recession had ended and that economic recovery was beginning to take shape, albeit slowly. As a result, U.S. equities rallied strongly from their March lows to post solid gains through the end of September 2009.


TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

ConocoPhillips                              4.0%
------------------------------------------------
Bank of America                             4.0%
------------------------------------------------
Pfizer                                      4.0%
------------------------------------------------
Merck & Co                                  2.0%
------------------------------------------------
Citigroup                                   1.9%
------------------------------------------------
Goldman Sachs Group                         1.8%
------------------------------------------------
Morgan Stanley                              1.8%
------------------------------------------------
Allstate                                    1.6%
------------------------------------------------
Dow Chemical                                1.6%
------------------------------------------------
McDonald's                                  1.5%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund's performance resulted from the performance of the three quantitative investment themes -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. Under the Fund's investment process, the three themes choose the large-cap value stocks for the portfolio. During the reporting period, the quality-adjusted value theme outperformed the Russell Index, but not enough to offset the underperformance of the value and momentum themes. The quality-adjusted value theme performed as designed, holding up well during the financial crisis of the early months of the annual period and gaining strength during the rally of the second half. The momentum theme had been solid at the start of the annual period, but weakened in recent months as investors' appetite for risk quickly heightened. The value theme started the annual period very weak, given its exposure to financial and consumer areas. However, as the markets rallied, the value theme bounced back strongly, posting robust positive results during the second half of the fiscal year. It is important to remember that we fully expect the themes we use to take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage that may allow the Fund to outperform its benchmark in most market environments over the long term, even though the Fund may experience underperformance in the short term.

In managing risk associated with investing in large-cap value stocks, we use a proprietary risk management system and portfolio optimizer that allows us to combine the recommendations of our stock selection themes and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits on monthly portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a bias toward smaller-cap stocks within the Russell Index rather than the mega-cap, or the largest-cap, stocks, which helped the Fund's results. Unfortunately, weak security

--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



selection within the mid-cap and large-cap segments of the Russell Index muted any gains from this smaller-cap bias.

The Fund's quantitative-based themes also led to various sector weightings that, together, detracted from results. The Fund was helped by a sizable allocation to consumer discretionary, which outpaced the Russell Index, and by having only a modest exposure to energy, which lagged the Russell Index. However, these positives were outweighed by the detracting effects of a significant allocation to the weaker health care sector and having only small positions in the telecommunications and industrials sectors.

Because of our investment process, it is not surprising that the Fund's performance was primarily the result of stock selection. Stock selection was particularly strong in the materials, industrials and financials sectors. However, these positives were not enough to overcome the effect of weak stock picking in the energy and consumer discretionary sectors.

Some stocks that contributed favorably to the Fund's return included HARTFORD FINANCIAL (selected by the value theme); WAL-MART STORES (momentum), PROCTER & GAMBLE (quality-adjusted value), PETROHAWK ENERGY (quality-adjusted value), and NUCOR (quality-adjusted value). Among individual holdings, the stocks that detracted most from the Fund's results were CITIGROUP (value), MCDONALD'S (momentum), ALLSTATE (value and quality-adjusted value), CONOCO PHILLIPS (value and quality-adjusted value), and CHESAPEAKE ENERGY (momentum).

At the end of September, the Fund's largest individual stock holdings included PFIZER (value and quality-adjusted value), Conoco Phillips, BANK OF AMERICA (momentum and value); MERCK & CO. (momentum); and McDonald's. The Fund had greater weightings than the Russell Index in the consumer discretionary, financials and health care sectors and lesser exposure than the Russell Index in the telecommunications, energy and industrials sectors at September 30, 2009.

CHANGES TO THE FUND'S PORTFOLIO
The Fund's sector allocations changed somewhat during the period as a result of quantitative theme-driven stock selection. For example, the Fund's exposure to health care, financials and information technology increased, while allocations to energy, industrials and utilities were

--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


reduced. Each of these changes in sector allocation was reflective of our enhanced emphasis on the value theme in the Fund.

As part of our investment process, we are continuously researching new ideas and looking for ways to improve or enhance the efficacy of the quantitative-based themes we use in the Fund. During the summer months of 2009, we began to place greater emphasis on the value theme in the Fund, increasing the Fund's weighting of net assets to this theme. While history does not guarantee future performance, it may serve as a useful guide. Thus, looking at history, the value theme has rebounded sharply following periods of significant underperformance. Indeed, since implementing these changes, we have experienced positive early results.

Over the course of the annual period, the number of holdings in the portfolio was increased from approximately 160 to approximately 250, as the Fund enjoyed robust inflows of investment monies.

OUR FUTURE STRATEGY
Following a strong rally that sent equity markets into positive territory for the first nine months of 2009, investors at the end of September were faced with the question -- what is going to drive market movements? In our view, the equity markets were closer to fair value at the end of September than they were one year prior. Corporate earnings were anemic, but, in many cases, better than expectations. However, even with glimmers of positive news, the economy remained in a weakened state. The answer, in our opinion, to determining what catalyst has the potential to sustain the equity market's upward trend is that investors will need to see real


  The answer, in our opinion, to determining what catalyst is going to sustain the equity market's upward trend is that investors will need to see real improvement or growth in both the economy and corporate earnings.






--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

improvement or growth in both the economy and corporate earnings. We continue to believe that just such a scenario is likely to materialize in the fourth quarter of 2009, as the effects of massive government intervention take hold.

Given this view, we are positioning the Fund's portfolio to take advantage of a recovery, investing in those areas we consider attractive from both a valuation and growth perspective. At the same time, consistent with our disciplined and calculated low turnover approach, we remain focused on the long term and maintain the Fund's diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment model. We are convinced of the merit of our multifaceted, disciplined approach to monitoring risk in the portfolio and believe this combination of style diversification and rigorous risk measures will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.


(PHOTO - DIMITRES BERTSIMAS)                                          (PHOTO - GINA MOURTZINOU )

Dimitris Bertsimas, Ph.D.                                             Gina Mourtzinou, Ph.D.
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Large Cap Value Fund Class A shares (from 8/1/08 to 9/30/09) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     8/1/08
RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,084     $7,273
-----------------------------------------------------------------------
     Average annual total return                    -19.16%    -23.93%
-----------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                     $8,938     $8,447
-----------------------------------------------------------------------
     Average annual total return                    -10.62%    -13.51%
-----------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                     $9,390     $8,732
-----------------------------------------------------------------------
     Average annual total return                     -6.10%    -10.99%
-----------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            LARGE CAP
                            VALUE FUND
                             CLASS A                                 LIPPER LARGE-CAP
                         (INCLUDES SALES           RUSSELL 1000         VALUE FUNDS
                             CHARGE)                 INDEX(1)               (2)
                     -----------------------    -----------------    ----------------
8/1/08                         9,425                  10,000               10,000
9/08                           8,479                   9,450                9,300
12/08                          6,254                   7,354                7,339
3/09                           5,207                   6,121                6,476
6/09                           6,114                   7,144                7,535
9/09                           7,273                   8,447                8,732




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance will be measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                DIRECT AND
                                                                   DIRECT        INDIRECT
                                  BEGINNING        ENDING         EXPENSES       EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING    PAID DURING
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  THE PERIOD(b)
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,396.80        $ 7.51         $ 7.57
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.80        $ 6.33         $ 6.38
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,391.70        $12.05         $12.11
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.99        $10.15         $10.20
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,392.10        $11.99         $12.05
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.04        $10.10         $10.15
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,399.60        $ 5.23         $ 5.29
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.71        $ 4.41         $ 4.46
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,395.00        $10.03         $10.09
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.70        $ 8.44         $ 8.49
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,396.80        $ 8.53         $ 8.59
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.95        $ 7.18         $ 7.23
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,396.10        $ 7.03         $ 7.09
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.20        $ 5.92         $ 5.97
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,397.80        $ 5.53         $ 5.59
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.46        $ 4.66         $ 4.71

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                                                                DIRECT AND
                                                                   DIRECT        INDIRECT
                                  BEGINNING        ENDING         EXPENSES       EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING    PAID DURING
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  THE PERIOD(b)
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,396.80        $ 7.09         $ 7.15
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.15        $ 5.97         $ 6.02
-------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.25%           .01%        1.26%
----------------------------------------------------------------------
Class B                             2.01%           .01%        2.02%
----------------------------------------------------------------------
Class C                             2.00%           .01%        2.01%
----------------------------------------------------------------------
Class I                              .87%           .01%         .88%
----------------------------------------------------------------------
Class R2                            1.67%           .01%        1.68%
----------------------------------------------------------------------
Class R3                            1.42%           .01%        1.43%
----------------------------------------------------------------------
Class R4                            1.17%           .01%        1.18%
----------------------------------------------------------------------
Class R5                             .92%           .01%         .93%
----------------------------------------------------------------------
Class W                             1.18%           .01%        1.19%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Sept. 30, 2009: +39.68% for Class A, +39.17% for Class B, +39.21% for Class C, +39.96% for Class I, +39.50% for Class R2, +39.68% for Class R3, +39.61% for Class R4, +39.78%
    for Class R5 and +39.68% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.4%)
BE Aerospace                                             17,192(b,e)         $346,247
Northrop Grumman                                         13,481               697,642
Spirit AeroSystems Holdings Cl A                          9,670(b,e)          174,640
                                                                      ---------------
Total                                                                       1,218,529
-------------------------------------------------------------------------------------

AIRLINES (0.2%)
Delta Air Lines                                          62,059(b)            556,049
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
Autoliv                                                  30,835(c,e)        1,036,056
BorgWarner                                                9,701               293,552
WABCO Holdings                                           12,601               264,621
                                                                      ---------------
Total                                                                       1,594,229
-------------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Harley-Davidson                                          63,754(e)          1,466,342
-------------------------------------------------------------------------------------

BEVERAGES (1.8%)
Coca-Cola                                                66,640             3,578,568
Coca-Cola Enterprises                                    50,325             1,077,458
Pepsi Bottling Group                                     20,736               755,620
                                                                      ---------------
Total                                                                       5,411,646
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                    30,406               392,846
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.1%)
Goldman Sachs Group                                      35,664             6,574,659
Morgan Stanley                                          211,680             6,536,678
State Street                                             41,620             2,189,212
                                                                      ---------------
Total                                                                      15,300,549
-------------------------------------------------------------------------------------

CHEMICALS (2.8%)
Air Products & Chemicals                                  6,749               523,587
Ashland                                                  20,633               891,758
Celanese Series A                                        10,675               266,875
Cytec Inds                                               16,204(e)            526,144
Dow Chemical                                            218,984             5,708,914
Eastman Chemical                                          6,267               335,535
Scotts Miracle-Gro Cl A                                   3,012               129,365
                                                                      ---------------
Total                                                                       8,382,178
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.5%)
Associated Banc-Corp                                     41,121(e)            469,602
BancorpSouth                                              8,551(e)            208,730
BB&T                                                     12,389               337,476
CapitalSource                                            49,848               216,340
Comerica                                                 16,583               492,018
Commerce Bancshares                                       3,013               112,204
Fifth Third Bancorp                                     132,373             1,340,938
First Horizon Natl                                       36,724(b)            485,856
First Horizon Natl                                            1                     1
KeyCorp                                                  67,021               435,637
Marshall & Ilsley                                        54,609(e)            440,695
PNC Financial Services Group                             40,001(e)          1,943,649
Popular                                                 107,048(c)            302,946
SunTrust Banks                                           47,388(e)          1,068,599
Synovus Financial                                        81,985               307,444
TCF Financial                                            28,508(e)            371,744
Wells Fargo & Co                                        129,175(e)          3,640,151
Wilmington Trust                                         22,423(e)            318,407
Zions Bancorporation                                     47,793(e)            858,840
                                                                      ---------------
Total                                                                      13,351,277
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Republic Services                                        13,922               369,908
RR Donnelley & Sons                                      28,149               598,447
                                                                      ---------------
Total                                                                         968,355
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMPUTERS & PERIPHERALS (1.3%)
Hewlett-Packard                                          25,161            $1,187,851
Lexmark Intl Cl A                                        18,541(b)            399,373
Seagate Technology                                       80,590(c)          1,225,774
Western Digital                                          28,278(b)          1,032,995
                                                                      ---------------
Total                                                                       3,845,993
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
URS                                                       9,130(b)            398,525
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.4%)
American Express                                         23,999(e)            813,566
AmeriCredit                                              11,438(b,e)          180,606
Capital One Financial                                    41,995(e)          1,500,481
Discover Financial Services                              86,029             1,396,251
SLM                                                      49,903(b)            435,154
                                                                      ---------------
Total                                                                       4,326,058
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Temple-Inland                                            25,970               426,427
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Career Education                                         16,407(b,e)          400,003
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.0%)
Bank of America                                         855,644            14,477,497
Citigroup                                             1,404,330             6,796,957
CME Group                                                 2,915(e)            898,374
JPMorgan Chase & Co                                      29,528             1,293,917
NASDAQ OMX Group                                         15,304(b)            322,149
                                                                      ---------------
Total                                                                      23,788,894
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
CenturyTel                                               14,797               497,179
Qwest Communications Intl                               199,695(e)            760,838
Verizon Communications                                   94,263(e)          2,853,341
                                                                      ---------------
Total                                                                       4,111,358
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.7%)
FPL Group                                                28,821             1,591,784
Northeast Utilities                                      21,748               516,298
Pinnacle West Capital                                    13,093               429,712
Progress Energy                                          28,109             1,097,938
Southern                                                 49,017(e)          1,552,368
                                                                      ---------------
Total                                                                       5,188,100
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
General Cable                                            14,201(b,e)          555,969
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.6%)
Corning                                                 238,256             3,647,700
Tech Data                                                 7,425(b)            308,954
Tyco Electronics                                         13,998(c)            311,875
Vishay Intertechnology                                   56,667(b)            447,669
                                                                      ---------------
Total                                                                       4,716,198
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
BJ Services                                              50,679(e)            984,693
ENSCO Intl                                               23,554(e)          1,001,988
Halliburton                                              10,003               271,281
Nabors Inds                                              14,374(b,c,e)        300,417
Oil States Intl                                           7,459(b)            262,035
Patterson-UTI Energy                                     37,512(e)            566,431
Pride Intl                                               10,426(b)            317,367
Unit                                                      9,565(b,e)          394,556
                                                                      ---------------
Total                                                                       4,098,768
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Whole Foods Market                                       24,246(b,e)          739,261
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.1%)
Archer-Daniels-Midland                                  103,195             3,015,357
Bunge                                                    17,988(e)          1,126,229
ConAgra Foods                                            25,478               552,363
Dean Foods                                               18,082(b)            321,679
Hormel Foods                                              5,367               190,636
Sara Lee                                                 38,588               429,870
Tyson Foods Cl A                                         46,709(e)            589,935
                                                                      ---------------
Total                                                                       6,226,069
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
UGI                                                      10,798               270,598
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (3.1%)
AmerisourceBergen                                        16,908(e)           $378,401
Cardinal Health                                          11,395               305,386
CIGNA                                                    72,845(e)          2,046,216
Coventry Health Care                                     37,243(b,e)          743,370
Health Management Associates Cl A                        25,724(b)            192,673
Health Net                                               31,055(b)            478,247
Humana                                                    9,374(b,e)          349,650
McKesson                                                  8,284(e)            493,312
Quest Diagnostics                                         9,991(e)            521,430
UnitedHealth Group                                      154,468             3,867,880
                                                                      ---------------
Total                                                                       9,376,565
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.5%)
Intl Game Technology                                     26,766               574,934
McDonald's                                               95,834(d)          5,469,246
Penn Natl Gaming                                          7,776(b,e)          215,084
Royal Caribbean Cruises                                  43,946(b,e)        1,058,220
Wyndham Worldwide                                        17,055               278,338
                                                                      ---------------
Total                                                                       7,595,822
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
DR Horton                                                31,409               358,377
Fortune Brands                                            6,254(e)            268,797
Harman Intl Inds                                         10,024               339,613
Lennar Cl A                                              49,589(e)            706,643
MDC Holdings                                              7,011               243,562
Mohawk Inds                                               4,940(b)            235,589
NVR                                                       1,289(b)            821,570
Pulte Homes                                              52,411(e)            575,997
Toll Brothers                                            17,130(b,e)          334,720
Whirlpool                                                 9,073(e)            634,747
                                                                      ---------------
Total                                                                       4,519,615
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.9%)
Clorox                                                   13,127               772,130
Procter & Gamble                                         82,405             4,772,898
                                                                      ---------------
Total                                                                       5,545,028
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Constellation Energy Group                               17,345               561,458
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.4%)
General Electric                                        191,277             3,140,768
Textron                                                  21,178(e)            401,958
Tyco Intl                                                20,593(c)            710,047
                                                                      ---------------
Total                                                                       4,252,773
-------------------------------------------------------------------------------------

INSURANCE (10.6%)
Allied World Assurance Holdings                          24,206(c)          1,160,194
Allstate                                                191,098(e)          5,851,420
American Financial Group                                 11,069(e)            282,260
Arch Capital Group                                        4,896(b,c)          330,676
Aspen Insurance Holdings                                 25,205(c)            667,176
Assurant                                                 34,820             1,116,329
Axis Capital Holdings                                    39,189(c)          1,182,724
Brown & Brown                                            17,854(e)            342,083
Cincinnati Financial                                     29,717(e)            772,345
Endurance Specialty Holdings                             26,673(c)            972,764
Everest Re Group                                          3,021(c)            264,942
Fidelity Natl Financial Cl A                             34,286               517,033
First American                                           32,661(e)          1,057,237
Hartford Financial Services Group                       123,960             3,284,939
HCC Insurance Holdings                                   17,662(e)            483,056
Lincoln Natl                                             71,266             1,846,502
MetLife                                                  40,420(e)          1,538,789
Old Republic Intl                                        45,368(e)            552,582
PartnerRe                                                10,688(c,e)          822,335
Principal Financial Group                                15,130               414,411
Progressive                                              52,885(b)            876,833
Protective Life                                          14,399(e)            308,427
Prudential Financial                                     26,036             1,299,457
RenaissanceRe Holdings                                   19,532(c)          1,069,572
Torchmark                                                16,039               696,574
Transatlantic Holdings                                    4,571               229,327
Travelers Companies                                      40,949             2,015,918
Unum Group                                               12,729(e)            272,910


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INSURANCE (CONT.)
Validus Holdings                                         10,457(c)           $269,791
WR Berkley                                               28,969(e)            732,336
                                                                      ---------------
Total                                                                      31,230,942
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Expedia                                                  25,109(b)            601,361
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.1%)
eBay                                                     67,434(b)          1,592,117
Yahoo!                                                  100,445(b)          1,788,925
                                                                      ---------------
Total                                                                       3,381,042
-------------------------------------------------------------------------------------

IT SERVICES (0.5%)
Affiliated Computer Services Cl A                        11,123(b)            602,533
Broadridge Financial Solutions                           14,423               289,902
Lender Processing Services                                5,388               205,660
SAIC                                                     25,488(b,e)          447,060
                                                                      ---------------
Total                                                                       1,545,155
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Life Technologies                                        17,183(b)            799,869
-------------------------------------------------------------------------------------

MACHINERY (1.3%)
Crane                                                     7,915(e)            204,286
Cummins                                                  13,093               586,697
Eaton                                                     7,176               406,090
Ingersoll-Rand                                           32,287(c)            990,242
Joy Global                                                8,028(e)            392,890
Oshkosh                                                  16,278(e)            503,479
SPX                                                       5,243               321,239
Terex                                                    21,211(b)            439,704
                                                                      ---------------
Total                                                                       3,844,627
-------------------------------------------------------------------------------------

MARINE (0.1%)
Kirby                                                     6,661(b,e)          245,258
-------------------------------------------------------------------------------------

MEDIA (3.5%)
CBS Cl B                                                250,173(e)          3,014,585
Comcast Cl A                                             82,931(e)          1,400,705
Gannett                                                  33,122(e)            414,356
Meredith                                                  9,479(e)            283,801
News Corp Cl A                                          299,002             3,585,034
Viacom Cl B                                              59,656(b)          1,672,754
                                                                      ---------------
Total                                                                      10,371,235
-------------------------------------------------------------------------------------

METALS & MINING (3.2%)
AK Steel Holding                                         25,497               503,056
Alcoa                                                   151,824             1,991,931
Allegheny Technologies                                   17,113(e)            598,784
Carpenter Technology                                      7,748(e)            181,226
Commercial Metals                                        37,315               667,939
Freeport-McMoRan Copper & Gold                           36,865(e)          2,529,307
Nucor                                                    11,847               556,927
Royal Gold                                                4,880               222,528
Southern Copper                                          20,487(e)            628,746
United States Steel                                      39,880(e)          1,769,476
                                                                      ---------------
Total                                                                       9,649,920
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Family Dollar Stores                                     15,739(e)            415,510
JC Penney                                                45,417             1,532,823
Kohl's                                                    9,009(b)            513,963
Macy's                                                   19,978(e)            365,398
Sears Holdings                                            4,650(b,e)          303,692
                                                                      ---------------
Total                                                                       3,131,386
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.5%)
Consolidated Edison                                      28,888             1,182,675
NSTAR                                                    16,732(e)            532,412
PG&E                                                     40,147(e)          1,625,552
SCANA                                                    15,369               536,378
Xcel Energy                                              25,216(e)            485,156
                                                                      ---------------
Total                                                                       4,362,173
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                    27,130               209,986
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.5%)
Chesapeake Energy                                        19,344               549,370
Chevron                                                  52,606             3,705,041
Cimarex Energy                                            8,333               360,986


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
ConocoPhillips                                          320,845           $14,489,359
Denbury Resources                                        34,262(b,e)          518,384
EXCO Resources                                           15,521(b)            290,087
Exxon Mobil                                              66,073             4,533,269
Marathon Oil                                             80,171             2,557,455
Newfield Exploration                                     13,643(b)            580,646
Range Resources                                          10,385(e)            512,604
St. Mary Land & Exploration                               9,009(e)            292,432
Sunoco                                                   42,461(e)          1,208,015
Tesoro                                                   55,679(e)            834,071
Valero Energy                                           180,708(e)          3,503,928
                                                                      ---------------
Total                                                                      33,935,647
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Intl Paper                                               13,348               296,726
-------------------------------------------------------------------------------------

PHARMACEUTICALS (9.4%)
Bristol-Myers Squibb                                    186,614(e)          4,202,547
King Pharmaceuticals                                     75,743(b,e)          815,752
Merck & Co                                              226,769(e)          7,172,703
Mylan                                                    54,180(b,e)          867,422
Pfizer                                                  873,849(d,e)       14,462,200
Watson Pharmaceuticals                                    6,398(b,e)          234,423
Wyeth                                                     5,858               284,582
                                                                      ---------------
Total                                                                      28,039,629
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.2%)
Manpower                                                 10,834               614,396
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.6%)
Annaly Capital Management                                50,039(e)            907,707
Chimera Investment                                       65,468               250,088
Hospitality Properties Trust                             13,676               278,580
ProLogis                                                 38,574(e)            459,802
                                                                      ---------------
Total                                                                       1,896,177
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group Cl A                              27,250(b,e)          319,915
-------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Hertz Global Holdings                                    27,994(b)            303,175
Norfolk Southern                                         13,591               585,908
                                                                      ---------------
Total                                                                         889,083
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Cree                                                     11,775(b,e)          432,731
Marvell Technology Group                                 47,490(b,c,e)        768,863
Micron Technology                                        40,705(b,e)          333,781
                                                                      ---------------
Total                                                                       1,535,375
-------------------------------------------------------------------------------------

SOFTWARE (0.3%)
Nuance Communications                                    23,671(b,e)          354,118
Rovi                                                     13,606(b,e)          457,162
Synopsys                                                  9,481(b,e)          212,564
                                                                      ---------------
Total                                                                       1,023,844
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.9%)
Abercrombie & Fitch Cl A                                  8,377(e)            275,436
AutoNation                                               30,245(b,e)          546,830
CarMax                                                   18,074(b,e)          377,747
Chico's FAS                                              60,607(b)            787,891
Foot Locker                                              20,815               248,739
Gap                                                      40,974               876,843
Home Depot                                              205,084             5,463,437
Office Depot                                             72,763(b)            481,691
O'Reilly Automotive                                      11,013(b,e)          398,010
RadioShack                                               26,839(e)            444,722
Sherwin-Williams                                          5,267               316,863
Signet Jewelers                                          32,864(c)            865,309
Williams-Sonoma                                          34,947(e)            706,978
                                                                      ---------------
Total                                                                      11,790,496
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Jones Apparel Group                                      25,258               452,876
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
People's United Financial                                31,445               489,284
-------------------------------------------------------------------------------------

TOBACCO (0.5%)
Lorillard                                                21,697             1,612,087
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

WATER UTILITIES (0.2%)
Aqua America                                             25,635(e)           $452,201
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Crown Castle Intl                                        20,274(b)            635,793
Sprint Nextel                                           296,289(b,e)        1,170,341
                                                                      ---------------
Total                                                                       1,806,134
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $246,297,448)                                                     $294,112,306
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%               1,323,699(f)         $1,323,699
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,323,699)                                                         $1,323,699
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (22.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     67,980,630           $67,980,630
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $67,980,630)                                                       $67,980,630
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $315,601,777)(g)                                                  $363,416,635
=====================================================================================




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
S&P 500 Index                    16         $4,211,600     Dec. 2009           $3,011



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 4.4% of net assets.

(d) At Sept. 30, 2009, investments in securities included securities valued at $4,382,910 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.


--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $316,081,843 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $47,914,151
     Unrealized depreciation                            (579,359)
     -----------------------------------------------------------
     Net unrealized appreciation                     $47,334,792
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                                FAIR VALUE AT SEPT. 30, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $294,112,306          $--             $--        $294,112,306
---------------------------------------------------------------------------------------------
Total Equity Securities          294,112,306           --              --         294,112,306
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                        1,323,699           --              --           1,323,699
  Investments of Cash
    Collateral Received
    for Securities on Loan        67,980,630           --              --          67,980,630
---------------------------------------------------------------------------------------------
Total Other                       69,304,329           --              --          69,304,329
---------------------------------------------------------------------------------------------
Investments in Securities        363,416,635           --              --         363,416,635
Other Financial
  Instruments(c)                       3,011           --              --               3,011
---------------------------------------------------------------------------------------------
Total                           $363,419,646          $--             $--        $363,419,646
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;
(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;
(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $246,297,448)             $294,112,306
  Affiliated money market fund (identified cost $1,323,699)           1,323,699
  Investments of cash collateral received for securities on loan
    (identified cost $67,980,630)                                    67,980,630
-------------------------------------------------------------------------------
Total investments in securities (identified cost $315,601,777)      363,416,635
Capital shares receivable                                             4,197,254
Dividends and accrued interest receivable                               500,646
Receivable for investment securities sold                            12,575,949
-------------------------------------------------------------------------------
Total assets                                                        380,690,484
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                           3,083
Capital shares payable                                                9,397,973
Payable for investment securities purchased                           4,469,769
Payable upon return of securities loaned                             67,980,630
Variation margin payable on futures contracts                             2,850
Accrued investment management services fees                               5,012
Accrued distribution fees                                                92,018
Accrued transfer agency fees                                              1,340
Accrued administrative services fees                                        501
Accrued plan administration services fees                                    12
Other accrued expenses                                                   57,059
-------------------------------------------------------------------------------
Total liabilities                                                    82,010,247
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $298,680,237
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    383,583
Additional paid-in capital                                          241,922,796
Undistributed net investment income                                   2,050,523
Accumulated net realized gain (loss)                                  6,505,466
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         47,817,869
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $298,680,237
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 65,938,887
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $  1,434,098              184,422                       $7.78(1)
Class B                     $     57,553                7,464                       $7.71
Class C                     $     27,275                3,524                       $7.74
Class I                     $ 60,019,450            7,688,355                       $7.81
Class R2                    $      7,766                1,000                       $7.77
Class R3                    $      7,779                1,000                       $7.78
Class R4                    $     13,843                1,776                       $7.79
Class R5                    $      7,804                1,000                       $7.80
Class W                     $237,104,669           30,469,778                       $7.78
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $ 3,039,096
Income distributions from affiliated money market fund                  19,817
Income from securities lending -- net                                  413,521
  Less foreign taxes withheld                                              (33)
------------------------------------------------------------------------------
Total income                                                         3,472,401
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    661,677
Distribution fees
  Class A                                                                2,658
  Class B                                                                  717
  Class C                                                                  132
  Class R2                                                                  33
  Class R3                                                                  16
  Class W                                                              203,257
Transfer agency fees
  Class A                                                                1,754
  Class B                                                                  127
  Class C                                                                   24
  Class R2                                                                   4
  Class R3                                                                   4
  Class R4                                                                   5
  Class R5                                                                   4
  Class W                                                              162,606
Administrative services fees                                            69,490
Plan administration services fees
  Class R2                                                                  16
  Class R3                                                                  16
  Class R4                                                                  22
Compensation of board members                                            3,934
Custodian fees                                                          22,280
Printing and postage                                                    38,885
Registration fees                                                       63,660
Professional fees                                                       29,488
Other                                                                   11,902
------------------------------------------------------------------------------
Total expenses                                                       1,272,711
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (1,677)
  Earnings and bank fee credits on cash balances                          (417)
------------------------------------------------------------------------------
Total net expenses                                                   1,270,617
------------------------------------------------------------------------------
Investment income (loss) -- net                                      2,201,784

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ 5,313,583
  Futures contracts                                                  1,166,713
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              6,480,296
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                48,725,301
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               55,205,597
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $57,407,381
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                                       FOR THE PERIOD
                                                                       YEAR ENDED  FROM AUG. 1, 2008*
                                                                   SEPT. 30, 2009   TO SEPT. 30, 2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $  2,201,784          $   28,114
Net realized gain (loss) on investments                                 6,480,296               7,168
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   48,725,301            (982,318)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        57,407,381            (947,036)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                (9,668)                 --
    Class B                                                                  (837)                 --
    Class C                                                                   (24)                 --
    Class I                                                              (157,247)                 --
    Class R2                                                                  (34)                 --
    Class R3                                                                  (42)                 --
    Class R4                                                                  (50)                 --
    Class R5                                                                  (51)                 --
    Class W                                                                   (38)                 --
-----------------------------------------------------------------------------------------------------
Total distributions                                                      (167,991)                 --

-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                                       FOR THE PERIOD
                                                                       YEAR ENDED  FROM AUG. 1, 2008*
                                                                   SEPT. 30, 2009   TO SEPT. 30, 2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     $  1,427,652          $  407,838
  Class B shares                                                          127,006              11,278
  Class C shares                                                           17,298                  --
  Class I shares                                                       54,141,133           4,298,604
  Class R4 shares                                                           5,000                  --
  Class W shares                                                      225,324,859                  --
Reinvestment of distributions at net asset value
  Class A shares                                                            9,599                  --
  Class B shares                                                              789                  --
  Class C shares                                                                3                  --
  Class I shares                                                          131,161                  --
Conversions from Class B to Class A
  Class A shares                                                           52,678                  --
  Class B shares                                                          (52,678)                 --
Payments for redemptions
  Class A shares                                                         (556,099)             (9,226)
  Class B shares                                                          (43,115)                 --
  Class I shares                                                      (11,280,278)            (14,846)
  Class W shares                                                      (36,692,185)                 --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     232,612,823           4,693,648
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               289,852,213           3,746,612
Net assets at beginning of year                                         8,828,024           5,081,412**
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                            $298,680,237          $8,828,024
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $  2,050,523          $   34,090
-----------------------------------------------------------------------------------------------------



 *  When shares became publicly available
** Initial capital of $5,000,000 was contributed on July 24, 2008. The Fund had an increase in net assets resulting from operations of $81,412 during the period from July 24, 2008 to Aug. 1, 2008 (when shares became publicly available).

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                   YEAR ENDED SEPT. 30,
CLASS A                                            --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.14       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12          .04
Net gains (losses) (both realized and
 unrealized)                                         (1.43)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.31)       (1.02)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.78        $9.14
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.23%)     (10.04%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                1.34%        4.14%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             1.26%        1.28%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         1.83%        2.91%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $1          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS B                                            --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.13       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07          .02
Net gains (losses) (both realized and
 unrealized)                                         (1.44)(b)    (1.05)
-----------------------------------------------------------------------
Total from investment operations                     (1.37)       (1.03)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.71        $9.13
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.94%)     (10.14%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                2.10%        5.06%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             2.02%        2.04%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         1.04%        1.48%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS C                                            --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.12       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07          .02
Net gains (losses) (both realized and
 unrealized)                                         (1.43)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.36)       (1.04)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.74        $9.12
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.87%)     (10.24%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                2.12%        5.15%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             2.01%        2.04%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         1.05%        1.37%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS I                                            --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.14       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15          .04
Net gains (losses) (both realized and
 unrealized)                                         (1.43)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.28)       (1.02)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.81        $9.14
-----------------------------------------------------------------------
TOTAL RETURN                                       (13.87%)     (10.04%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                 .88%        3.83%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                              .88%         .91%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         2.22%        2.55%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $60           $8
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS R2                                           --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.13       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10          .03
Net gains (losses) (both realized and
 unrealized)                                         (1.43)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.33)       (1.03)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.03)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.77        $9.13
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.46%)     (10.14%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                1.82%        4.76%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             1.55%        1.71%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         1.59%        1.70%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.13       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12          .03
Net gains (losses) (both realized and
 unrealized)                                         (1.43)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.31)       (1.03)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.78        $9.13
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.24%)     (10.14%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                1.57%        4.51%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             1.30%        1.46%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         1.84%        1.96%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS R4                                           --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.14       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14          .04
Net gains (losses) (both realized and
 unrealized)                                         (1.44)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.30)       (1.02)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.79        $9.14
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.12%)     (10.04%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense
 waiver/reimbursement                                1.25%        4.26%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             1.08%        1.21%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         2.08%        2.18%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS R5                                           --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.14       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14          .04
Net gains (losses) (both realized and
 unrealized)                                         (1.43)(b)    (1.06)
-----------------------------------------------------------------------
Total from investment operations                     (1.29)       (1.02)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.80        $9.14
-----------------------------------------------------------------------
TOTAL RETURN                                       (13.99%)     (10.04%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                1.08%        4.01%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                              .93%         .96%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         2.20%        2.45%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                   YEAR ENDED SEPT. 30,
CLASS W                                            --------------------
PER SHARE                                            2009       2008(a)
Net asset value, beginning of period                 $9.14       $10.16
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .12          .03
Net gains (losses) (both realized and
 unrealized)                                         (1.44)(b)    (1.05)
-----------------------------------------------------------------------
Total from investment operations                     (1.32)       (1.02)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.78        $9.14
-----------------------------------------------------------------------
TOTAL RETURN                                       (14.39%)     (10.04%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                1.19%        4.42%(d)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             1.19%        1.36%(d)
-----------------------------------------------------------------------
Net investment income (loss)                         1.77%        2.09%(d)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $237          $--
-----------------------------------------------------------------------
Portfolio turnover rate                                63%           6%
-----------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(b) Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined Large Cap Value Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Value Index at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2009


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts     Net                              Net
                     assets -- unrealiz-              assets -- unrealiz-
                     ed appreciation        $3,011*   ed depreciation          N/A
-------------------------------------------------------------------------------------------
TOTAL                                       $3,011                             N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPT. 30, 2009


  AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
------------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
------------------------------------------------------------------
Equity contracts                                  $1,166,713
------------------------------------------------------------------
Total                                             $1,166,713
------------------------------------------------------------------



      CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                 DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                    $35,074
-----------------------------------------------------------------
Total                                               $35,074
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was $4.2 million at Sept. 30, 2009. The monthly average gross notional contract amount for these contracts was $7.0 million for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $33,219 for the year ended Sept. 30, 2009. The management fee for the year ended Sept. 30, 2009 was 0.57% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $8,000 for Class B shares and less than $1,000 for Class C shares. This amount is based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $2,270 for Class A for the year ended Sept. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.26%
Class B.............................................  2.02
Class C.............................................  2.01
Class I.............................................  0.88
Class R2............................................  1.55
Class R3............................................  1.30
Class R4............................................  1.08
Class R5............................................  0.93
Class W.............................................  1.19




--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $1562
Class B............................................     57
Class C............................................     14
Class R2...........................................      4
Class R3...........................................      4
Class R4...........................................      5
Class R5...........................................      4


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2.............................................   9
Class R3.............................................   9
Class R4.............................................   9


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.03
Class I.............................................  0.90
Class R2............................................  1.70
Class R3............................................  1.45
Class R4............................................  1.20
Class R5............................................  0.95
Class W.............................................  1.35


Effective Oct. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.05
Class I.............................................  0.91
Class R2............................................  1.71
Class R3............................................  1.46
Class R4............................................  1.21
Class R5............................................  0.96
Class W.............................................  1.36


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS CREDITS AND CUSTODIAN FEES
During the year ended Sept. 30, 2009, the Fund's custodian fees were reduced by $417 as a result of earnings credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $11,904 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $302,187,949 and $69,703,715, respectively, for the year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        FOR THE PERIOD FROM
                                          YEAR ENDED       AUG. 1, 2008*
                                        SEPT. 30, 2009   TO SEPT. 30, 2008
---------------------------------------------------------------------------
CLASS A
Sold                                         221,131           43,080
Converted from Class B shares**                7,420               --
Reinvested distributions                       1,457               --
Redeemed                                     (88,777)            (889)
---------------------------------------------------------------------------
Net increase (decrease)                      141,231           42,191
---------------------------------------------------------------------------
CLASS B
Sold                                          19,903            1,120
Reinvested distributions                         120               --
Converted to Class A shares**                 (7,472)              --
Redeemed                                      (7,207)              --
---------------------------------------------------------------------------
Net increase (decrease)                        5,344            1,120
---------------------------------------------------------------------------
CLASS C
Sold                                           2,523               --
Reinvested distributions                           1               --
Redeemed                                          --               --
---------------------------------------------------------------------------
Net increase (decrease)                        2,524               --
---------------------------------------------------------------------------
CLASS I
Sold                                       8,480,845          424,053
Reinvested distributions                      19,873               --
Redeemed                                  (1,726,777)          (1,639)
---------------------------------------------------------------------------
Net increase (decrease)                    6,773,941          422,414
---------------------------------------------------------------------------
CLASS R4
Sold                                             776               --
Reinvested distributions                          --               --
Redeemed                                          --               --
---------------------------------------------------------------------------
Net increase (decrease)                          776               --
---------------------------------------------------------------------------
CLASS W
Sold                                      35,636,689               --
Reinvested distributions                          --               --
Redeemed                                  (5,167,911)              --
---------------------------------------------------------------------------
Net increase (decrease)                   30,468,778               --
---------------------------------------------------------------------------


 *  When shares became publicly available.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

Certain line items from prior year have been renamed to conform to the current year presentation.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $65,938,887 were on loan, secured by cash collateral of $67,980,630 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $413,521 earned from securities lending from Dec. 1, 2008 through Sept. 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Oct. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $198,137,797 and $197,986,773, respectively, for the year ended Sept. 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $17,360 and accumulated net realized gain has been increased by $17,360.

The tax character of distributions paid for the years indicated is as follows:

                                                        FOR THE PERIOD FROM
                                          YEAR ENDED      AUG. 1, 2008* TO
                                        SEPT. 30, 2009     SEPT. 30, 2008
---------------------------------------------------------------------------
Ordinary income.......................     $167,991             $--
Long-term capital gain................           --              --


*   When shares became publicly available

At Sept. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $ 8,390,830
Undistributed accumulated long-term gain.......  $   652,944
Unrealized appreciation (depreciation).........  $47,330,084


11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Large Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Large Cap Value Fund of the RiverSource Investment Series, Inc. at September 30, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  59

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     47.51%
    Dividends Received Deduction for corporations................     46.66%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT  --------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued)  ---------------------------------------------------------


Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to adjust the quantitative investment processes in response to recent market conditions.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).


--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability since inception. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  67

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6523 D (11/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DIVERSIFIED EQUITY INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH
OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   31

Notes to Financial Statements......   40

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Approval of Investment Management
  Services Agreement...............   64

Proxy Voting.......................   67




--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Diversified Equity Income Fund (the Fund) Class A shares declined
  8.91% (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Fund outperformed the 10.62% decrease of the Russell 1000(R) Value Index for the same time period.

> The Fund underperformed the 6.56% decline of the Lipper Equity Income Funds
  Index, representing the Fund's peer group for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------



                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Diversified Equity
  Income Fund Class A (excluding
  sales charge)                    -8.91%   -6.18%   +3.32%   +4.45%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -10.62%   -7.87%   +0.90%   +2.59%
---------------------------------------------------------------------
Lipper Equity Income Funds Index   -6.56%   -5.80%   +1.24%   +2.10%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  10/15/90)                  -8.91%   -6.18%   +3.32%   +4.45%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -9.53%   -6.88%   +2.54%   +3.65%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -9.61%   -6.89%   +2.54%     N/A      +3.80%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                    -8.47%   -5.78%   +3.75%     N/A      +3.36%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                  -9.20%     N/A      N/A      N/A      -9.16%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                  -8.95%     N/A      N/A      N/A      -8.91%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   -8.57%   -6.04%   +3.46%   +4.62%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                  -8.51%     N/A      N/A      N/A      -8.48%
---------------------------------------------------------------------------
Class W (inception
  12/01/06)                  -8.85%     N/A      N/A      N/A      -8.35%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  10/15/90)                 -14.15%   -8.01%   +2.10%   +3.83%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -14.00%   -7.62%   +2.23%   +3.65%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -10.50%   -6.89%   +2.54%     N/A      +3.80%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.






International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Diversified Equity Income Fund (the Fund) Class A shares declined 8.91% (excluding sales charge) for the 12 months ended Sept. 30, 2009. The Fund outperformed the 10.62% decrease of the Russell 1000(R) Value Index (Russell Index). The Fund underperformed the 6.56% decline of the Lipper Equity Income Funds Index, representing the Fund's peer group.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended Sept. 30, 2009 -- one of the largest equity market corrections ever and then one of the biggest equity

SECTOR DIVERSIFICATION(1) (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------


STOCKS                                     94.4%
------------------------------------------------
Consumer Discretionary                      6.2%
------------------------------------------------
Consumer Staples                            7.8%
------------------------------------------------
Energy                                     13.8%
------------------------------------------------
Financials                                 16.9%
------------------------------------------------
Health Care                                 9.7%
------------------------------------------------
Industrials                                15.0%
------------------------------------------------
Information Technology                     11.9%
------------------------------------------------
Materials                                   7.1%
------------------------------------------------
Telecommunication Services                  4.3%
------------------------------------------------
Utilities                                   1.7%
------------------------------------------------
EQUITY-LINKED NOTES                         3.5%
------------------------------------------------

BONDS                                       0.5%
------------------------------------------------
Telecommunication                           0.5%
------------------------------------------------
OTHER(2)                                    1.6%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


market recoveries ever. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all equity investors were forced to re-think what was "normal" market behavior.

Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market, as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was moving into a recession, as evidenced by waning consumer spending and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt, were forced to merge or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and "green shoots" even began to appear in March. Investor sentiment improved. The Treasury Department

TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Hewlett-Packard                             3.3%
------------------------------------------------
Lorillard                                   3.1%
------------------------------------------------
XL Capital Cl A                             2.9%
------------------------------------------------
Bank of America                             2.4%
------------------------------------------------
Bristol-Myers Squibb                        2.0%
------------------------------------------------
Wal-Mart Stores                             1.9%
------------------------------------------------
Intel                                       1.9%
------------------------------------------------
AT&T                                        1.9%
------------------------------------------------
Chevron                                     1.6%
------------------------------------------------
JPMorgan Chase & Co                         1.6%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



finally revealed details regarding key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor once again in July, such that most of the major equity indices enjoyed gains for five months in a row. U.S. equity markets posted their sixth and seventh consecutive months of positive returns in August and September 2009, although economic data remained mixed. Consumer confidence slipped toward the end of the annual period after improving for several months prior. U.S. home prices improved but remained below their year-ago level. The Labor Department reported that the 4-week moving average of new jobless claims declined in September, but unemployment remained elevated at 9.8%. There was growing evidence that corporate America was tightening its belt, but better-than-anticipated revenues in general were indeed due more to cost-cutting measures and suppressed expectations than to top-line growth. Despite this mixed data and growing concerns about building inflationary pressures, including oil prices jumping more than 58% from the start of 2009, the equity markets' big push since early March primarily reflected a belief among investors that an economic recovery was forming.

Still, the mid-period rally in the equity markets was not enough to recoup prior months' losses, and so virtually all equity asset classes generated steep double-digit declines for the 12-month period overall. Cyclical areas within the Russell Index performed worst, including financials, producer durables and autos and transportation. Somewhat surprisingly, technology performed best, the only area to generate positive returns during the annual period. Consumer discretionary and utilities followed, significantly outpacing the Russell Index for the fiscal year though still losing modest ground.

The Fund's absolute returns were certainly disappointing. While its strong results relative to the Russell Index may be of limited solace, they do serve as testament to our emphasis on both risk management and investment opportunity. The Fund's relative results benefited most from having only a modest exposure to financials, the worst performing sector

--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



within the Russell Index during the annual period. Effective industry allocation and stock selection within the financials sector helped as well. More specifically, the Fund had an emphasis on insurance companies, such as TRAVELERS and XL CAPITAL and had notably less exposure than the Russell Index in banks, such as CITIGROUP and BANK OF AMERICA.

Stock selection in producer durables also contributed to the Fund's results. Having only a modest position in industrial conglomerate GENERAL ELECTRIC particularly helped the Fund's performance, as this stock lagged the Russell Index for the period.

The Fund's significant allocation to technology, the only area of the Russell Index to generate positive returns during the annual period, further boosted the Fund's performance. Sizable positions in semiconductor companies INTEL and TAIWAN SEMICONDUCTOR MANUFACTURING especially helped, as each were strong performers during the annual period.

Conversely, stock selection within the materials sector detracted most from the Fund's results, as positions in paper and forest product companies INTERNATIONAL PAPER and WEYERHAEUSER and diversified chemical manufacturing giant DOW CHEMICAL disappointed. Having only modest exposure to the consumer discretionary and utilities sectors, each of which outpaced the Russell Index during the annual period, also hurt the Fund's results. Within consumer discretionary, a bias toward more defensive names, such as WAL-MART STORES, rather than those companies that were more greatly affected by the improving economy, particularly hurt. Within utilities, having only a small position in telecommunications leader AT&T, which held up especially well during the first half of the period, detracted. Elsewhere, a position in auto manufacturer FORD MOTOR detracted from the Fund's results. We reduced the Fund's position in Ford Motor toward the end of 2008.

CHANGES TO THE FUND'S PORTFOLIO
We increased the Fund's positions in health care, technology and utilities. More specifically, in health care, we increased the Fund's positions in the pharmaceutical industry through such names as BRISTOL-MYERS SQUIBB and SCHERING-PLOUGH, and in the scientific research area, through holdings in THERMO ELECTRON and LIFE TECHNOLOGIES. In technology, we

--------------------------------------------------------------------------------
8  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


added to the Fund's position in HEWLETT-PACKARD. In utilities, we added to the Fund's positions in AT&T and electric power company DOMINION RESOURCES.

We correspondingly reduced the Fund's positions in producer durables, materials and energy. In producer durables, we trimmed the Fund's positions in CATERPILLAR, EATON and DEERE. In materials, we reduced the Fund's holding in International Paper. In energy, we reduced the Fund's positions in TRANSOCEAN, HALLIBURTON and CHEVRON.

OUR FUTURE STRATEGY
While certainly encouraged by the equity market rally since March 2009, we believe that the equity market will likely trade in a rather range-bound manner for the remainder of the calendar year, with the potential for volatility to spike again depending on the ambitiousness of the U.S. government's agenda and the clarity of economic data. We believe the equity market as a whole was reaching fair value at the end of September. Our view therefore remains positive going forward but somewhat neutralized both by the robustness of the rally and by our belief that the market will need to see more signs of economic recovery and better corporate revenues and earnings before achieving a more sustained upward trend.

Further, the equity market will likely be impacted going forward by the consumers' ability, as well as willingness, to spend. The willingness to spend depends in great part on the length of time it takes for consumers to achieve the ability to spend. In our view, we may very well see a reversion to a more long-term historical mean, wherein the consumer accounts for perhaps 65% of the U.S. GDP in the coming years, rather than the 70% seen over the last decade or so. Correspondingly, we may see industrial-related sectors take on a heavier load of U.S. GDP than they have in earlier economic recoveries.

At the end of September, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth -- not just U.S. economic growth. Thus we currently intend to seek companies with substantial overseas revenue that may do well without a consumer-led recovery. For example, given our view of the lack of alternative energy sources as a viable realistic option for several years ahead, we

--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



intend to maintain an emphasis on natural gas companies and oil services companies within the energy sector. We expect to maintain an emphasis on technology, especially semiconductors, given its appealing long-term dynamics. While capital expenditures may have declined during the annual period, the demand for data on a global basis has not and we therefore anticipate continued strong performance from several of these companies. In our view, an increase in corporate spending may precede an increase in consumer spending. We also favored materials and other industrial-related areas of the market at the end of the fiscal year, given the development of infrastructure anticipated under various governments' stimulus packages. We currently expect to maintain the Fund's more modest exposure to the financials and consumer discretionary sectors. In our view, long-term fundamentals do not support the recent rally in financials, especially banks. The consumer discretionary sector remains under pressure, given consumers' more conservative spending.

Overall, we believe that individual stock selection will continue to be key to investment performance. As always, we intend to take positions in individual stocks across all of the sectors when we believe we have identified factors that other investors have either missed, ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to generally invest in equities across


  At the end of September, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth -- not just U.S. economic growth.






--------------------------------------------------------------------------------
10  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the market capitalizations sectors with an emphasis on large-cap stocks.



(PHOTO - WARREN SPITZ)                                                (PHOTO - LATON SPAHR)

Warren Spitz                                                          Laton Spahr, CFA(R)
Senior Portfolio Manager                                              Portfolio Manager

(PHOTO - STEVE SCHROLL)                                               (PHOTO - PAUL STOCKING)

Steve Schroll                                                         Paul Stocking
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Equity Income Fund Class A shares (from 10/01/99 to 9/30/09) as compared to the performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,585    $7,785   $11,095    $14,562
------------------------------------------------------------------------------------------
     Average annual total return                    -14.15%    -8.01%    +2.10%     +3.83%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                     $8,938    $7,820   $10,459    $12,916
------------------------------------------------------------------------------------------
     Average annual total return                    -10.62%    -7.87%    +0.90%     +2.59%
------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
     Cumulative value of $10,000                     $9,344    $8,360   $10,638    $12,314
------------------------------------------------------------------------------------------
     Average annual total return                     -6.56%    -5.80%    +1.24%     +2.10%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND LINE GRAPH)


                     RIVERSOURCE DIVERSIFIED
                          EQUITY INCOME
                            FUND CLASS                              LIPPER EQUITY
                           A (INCLUDES           RUSSELL 1000       INCOME FUNDS
                          SALES CHARGE)         VALUE INDEX(1)         INDEX(2)
                     -----------------------    --------------    ------------------
9/99                        $ 9,425                $10,000             $10,000
12/99                        10,133                 10,544              10,406
3/00                          9,952                 10,594              10,322
6/00                          9,467                 10,097              10,175
9/00                          9,959                 10,891              10,810
12/00                         9,952                 11,283              11,183
3/01                          9,850                 10,622              10,500
6/01                         10,506                 11,141              10,958
9/01                          9,260                  9,921               9,856
12/01                        10,223                 10,652              10,601
3/02                         10,669                 11,088              10,911
6/02                          9,642                 10,144               9,886
9/02                          7,605                  8,240               8,206
12/02                         8,341                  8,999               8,859
3/03                          7,819                  8,561               8,412
6/03                          9,591                 10,040               9,700
9/03                         10,051                 10,247               9,887
12/03                        11,836                 11,701              11,147
3/04                         12,153                 12,056              11,403
6/04                         12,358                 12,162              11,542
9/04                         12,372                 12,349              11,577
12/04                        13,994                 13,631              12,598
3/05                         13,925                 13,643              12,539
6/05                         14,222                 13,872              12,707
9/05                         15,371                 14,410              13,142
12/05                        15,858                 14,593              13,329
3/06                         17,158                 15,459              13,980
6/06                         17,213                 15,550              13,971
9/06                         17,632                 16,517              14,730
12/06                        18,973                 17,839              15,782
3/07                         19,155                 18,060              15,989
6/07                         21,203                 18,950              16,962
9/07                         21,328                 18,904              16,974
12/07                        20,490                 17,808              16,252
3/08                         18,287                 16,255              14,858
6/08                         17,918                 15,391              14,264
9/08                         15,986                 14,451              13,179
12/08                        12,210                 11,246              10,498
3/09                         10,661                  9,360               9,194
6/09                         12,374                 10,924              10,638
9/09                         14,562                 12,916              12,314




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,365.90        $ 5.93         1.00%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.05        $ 5.06         1.00%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,361.40        $10.42         1.76%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.24        $ 8.90         1.76%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,361.50        $10.36         1.75%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.29        $ 8.85         1.75%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,369.70        $ 3.09          .52%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,022.46        $ 2.64          .52%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,363.60        $ 7.82         1.32%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.45        $ 6.68         1.32%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,366.20        $ 6.35         1.07%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.70        $ 5.42         1.07%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,369.00        $ 4.63(c)       .78%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.16        $ 3.95(c)       .78%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,368.80        $ 3.38          .57%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,022.21        $ 2.89          .57%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,367.80        $ 5.52          .93%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.41        $ 4.71          .93%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2009: +36.59% for Class A, +36.14% for Class B, +36.15% for Class C, +36.97% for Class I, +36.36% for Class R2, +36.62% for Class R3, +36.90% for Class R4, +36.88%
    for Class R5 and +36.78% for Class W.
(c) The Investment Manager and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 0.89% for Class R4. Had this agreement not been in effect for the entire six month period ended Sept. 30, 2009, the actual expenses paid would have been $4.87 and the hypothetical expenses paid would have been $4.15 for Class R4.


--------------------------------------------------------------------------------
16  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (93.8%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Goodrich                                               458,796(e)         $24,930,975
Honeywell Intl                                         928,217(e)          34,483,261
                                                                      ---------------
Total                                                                      59,414,236
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
United Parcel Service Cl B                             615,804(e)          34,774,452
-------------------------------------------------------------------------------------

AIRLINES (1.7%)
AMR                                                  2,032,351(b,e)        16,157,190
Continental Airlines Cl B                            1,007,385(b,e)        16,561,409
Delta Air Lines                                      2,827,817(b,e)        25,337,241
UAL                                                  1,128,146(b,e)        10,401,506
US Airways Group                                     2,209,053(b,e)        10,382,549
                                                                      ---------------
Total                                                                      78,839,895
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                           1,276,514(b,e)         9,203,666
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.7%)
Artio Global Investors                                 243,371(b,e)         6,364,152
Goldman Sachs Group                                    264,035             48,674,852
Morgan Stanley                                         694,383(e)          21,442,547
                                                                      ---------------
Total                                                                      76,481,551
-------------------------------------------------------------------------------------

CHEMICALS (3.2%)
Air Products & Chemicals                               388,361             30,129,046
Dow Chemical                                         1,993,829(e)          51,979,122
EI du Pont de Nemours & Co                           2,015,630(e)          64,782,349
                                                                      ---------------
Total                                                                     146,890,517
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
US Bancorp                                             375,761(e)           8,214,135
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                       592,691(e)          17,674,046
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (5.4%)
Hewlett-Packard                                      3,819,340            180,311,041
IBM                                                    561,934(e)          67,212,926
                                                                      ---------------
Total                                                                     247,523,967
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                  266,043(e)          13,528,287
Insituform Technologies Cl A                           251,746(b,e)         4,818,418
                                                                      ---------------
Total                                                                      18,346,705
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.8%)
CEMEX ADR                                            2,776,569(b,c,e)      35,873,271
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                    658,758(b,e)         5,744,370
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.7%)
Bank of America                                      7,685,977            130,046,731
JPMorgan Chase & Co                                  1,958,807             85,834,923
                                                                      ---------------
Total                                                                     215,881,654
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
AT&T                                                 3,696,482             99,841,979
Deutsche Telekom ADR                                 1,024,364(c)          13,992,812
Qwest Communications Intl                            4,070,225(e)          15,507,557
Verizon Communications                               2,097,082(e)          63,478,672
                                                                      ---------------
Total                                                                     192,821,020
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
American Electric Power                                349,615             10,834,569
FPL Group                                              135,501(e)           7,483,720
                                                                      ---------------
Total                                                                      18,318,289
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.5%)
ABB ADR                                              2,681,107(b,c)        53,729,385
Cooper Inds Cl A                                       676,290             25,408,215
Emerson Electric                                       570,329(e)          22,858,786
Hubbell Cl B                                           245,087(e)          10,293,654
                                                                      ---------------
Total                                                                     112,290,040
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Tyco Electronics                                       617,300(c,e)        13,753,444
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ENERGY EQUIPMENT & SERVICES (3.2%)
Baker Hughes                                           695,473(e)         $29,668,878
Halliburton                                          1,306,783             35,439,955
Schlumberger                                           491,762             29,309,015
Tenaris ADR                                            456,870(c,e)        16,273,709
Transocean                                             392,850(b,c)        33,600,461
                                                                      ---------------
Total                                                                     144,292,018
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.3%)
Wal-Mart Stores                                      2,091,935            102,693,089
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Carnival Unit                                        1,343,766(e)          44,720,533
Royal Caribbean Cruises                                640,966(b,e)        15,434,461
                                                                      ---------------
Total                                                                      60,154,994
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
DR Horton                                              522,432(e)           5,960,949
KB Home                                                311,526(e)           5,174,447
Pulte Homes                                            862,153(e)           9,475,061
Stanley Works                                          821,397(e)          35,065,438
                                                                      ---------------
Total                                                                      55,675,895
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Clorox                                                 962,661             56,623,720
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Calpine                                                308,400(b)           3,552,768
CB Calpine Escrow                                    6,000,000(b,f)                 6
                                                                      ---------------
Total                                                                       3,552,774
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.9%)
3M                                                     405,952(e)          29,959,258
McDermott Intl                                         746,148(b)          18,855,160
Tyco Intl                                            1,065,220(c)          36,728,785
                                                                      ---------------
Total                                                                      85,543,203
-------------------------------------------------------------------------------------

INSURANCE (10.1%)
ACE                                                  1,126,534(b,c)        60,224,509
Allstate                                               443,983             13,594,759
Aon                                                    635,962             25,877,294
Axis Capital Holdings                                  513,250(c)          15,489,885
Endurance Specialty Holdings                           720,758(c,e)        26,286,044
Everest Re Group                                       103,963(c)           9,117,555
Lincoln Natl                                           462,930             11,994,516
Loews                                                  361,129             12,368,668
Marsh & McLennan Companies                           1,073,821             26,555,593
Montpelier Re Holdings                                 943,145(c,e)        15,392,126
PartnerRe                                              213,537(c,e)        16,429,537
RenaissanceRe Holdings                                 432,908(c)          23,706,042
Travelers Companies                                    971,880             47,845,653
XL Capital Cl A                                      8,858,211(c)         154,664,365
                                                                      ---------------
Total                                                                     459,546,546
-------------------------------------------------------------------------------------

IT SERVICES (0.9%)
Accenture Cl A                                         525,313(c)          19,578,415
Computer Sciences                                      366,480(b)          19,317,161
                                                                      ---------------
Total                                                                      38,895,576
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.6%)
Life Technologies                                      770,860(b,e)        35,883,533
Thermo Fisher Scientific                               893,288(b)          39,009,887
                                                                      ---------------
Total                                                                      74,893,420
-------------------------------------------------------------------------------------

MACHINERY (4.9%)
Caterpillar                                          1,104,803(e)          56,709,537
Deere & Co                                             451,465(e)          19,376,878
Eaton                                                  529,827             29,982,910
Illinois Tool Works                                  1,005,653(e)          42,951,440
Ingersoll-Rand                                       1,174,684(c,e)        36,027,558
Parker Hannifin                                        767,834(e)          39,804,515
                                                                      ---------------
Total                                                                     224,852,838
-------------------------------------------------------------------------------------

MEDIA (0.3%)
Regal Entertainment Group Cl A                       1,127,225             13,887,412
-------------------------------------------------------------------------------------

METALS & MINING (2.2%)
Alcoa                                                2,006,732(e)          26,328,324
Freeport-McMoRan Copper & Gold                         104,000              7,135,440
Nucor                                                  361,898(e)          17,012,825
Rio Tinto ADR                                           48,102(c)           8,191,290
United States Steel                                    668,312(e)          29,653,003
Vale ADR                                               289,954(c,e)         6,706,636
Xstrata                                                390,725(c)           5,759,839
                                                                      ---------------
Total                                                                     100,787,357
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTILINE RETAIL (1.4%)
Macy's                                               1,118,273            $20,453,213
Target                                                 913,557             42,644,841
                                                                      ---------------
Total                                                                      63,098,054
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
Dominion Resources                                   1,324,012             45,678,414
Sempra Energy                                          210,130(e)          10,466,575
                                                                      ---------------
Total                                                                      56,144,989
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.7%)
Anadarko Petroleum                                     462,980(e)          29,042,735
Apache                                                 337,213             30,966,270
BP ADR                                               1,276,557(c,e)        67,951,130
Chevron                                              1,256,326             88,483,041
ConocoPhillips                                       1,218,787             55,040,421
Devon Energy                                           228,126             15,359,724
EnCana                                                 375,641(c)          21,640,678
Exxon Mobil                                            911,307             62,524,773
Marathon Oil                                         1,325,475(e)          42,282,653
Petroleo Brasileiro ADR                                730,246(c,e)        33,518,291
Pioneer Natural Resources                              353,851(e)          12,841,253
Spectra Energy                                         526,326              9,968,614
Total ADR                                              245,820(c)          14,567,293
                                                                      ---------------
Total                                                                     484,186,876
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Weyerhaeuser                                         1,020,292             37,393,702
-------------------------------------------------------------------------------------

PHARMACEUTICALS (7.7%)
Bristol-Myers Squibb                                 4,792,394(e)         107,924,713
Johnson & Johnson                                      641,285(e)          39,047,844
Merck & Co                                           1,562,824(e)          49,432,123
Pfizer                                               1,852,159(e)          30,653,231
Schering-Plough                                      2,291,769             64,742,474
Teva Pharmaceutical Inds ADR                           484,229(c,e)        24,482,618
Wyeth                                                  603,310             29,308,800
                                                                      ---------------
Total                                                                     345,591,803
-------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Burlington Northern Santa Fe                           318,769(e)          25,447,329
Union Pacific                                          428,253(e)          24,988,563
                                                                      ---------------
Total                                                                      50,435,892
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Intel                                                5,164,039            101,060,243
Microchip Technology                                   654,124(e)          17,334,286
Taiwan Semiconductor Mfg ADR                         3,075,396(c,e)        33,706,340
Xilinx                                                 811,655(e)          19,008,960
                                                                      ---------------
Total                                                                     171,109,829
-------------------------------------------------------------------------------------

SOFTWARE (1.5%)
Microsoft                                            1,963,455             50,833,850
Oracle                                                 791,067             16,485,836
                                                                      ---------------
Total                                                                      67,319,686
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.8%)
Home Depot                                           2,179,342             58,057,671
Staples                                                950,618(e)          22,073,350
                                                                      ---------------
Total                                                                      80,131,021
-------------------------------------------------------------------------------------

TOBACCO (4.3%)
Lorillard                                            2,224,331            165,267,793
Philip Morris Intl                                     651,207             31,739,829
                                                                      ---------------
Total                                                                     197,007,622
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $4,223,221,394)                                                 $4,265,863,574
-------------------------------------------------------------------------------------



PREFERRED STOCKS (0.4%)
ISSUER                                                 SHARES                VALUE(a)
PHARMACEUTICALS
Schering-Plough
 6.00% Cv                                               80,000            $19,400,000
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $20,000,000)                                                       $19,400,000
-------------------------------------------------------------------------------------





EQUITY-LINKED NOTES (3.5%)(g)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Nts
 12-28-09                              --%          $116,000,000(f)       129,662,886


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


EQUITY-LINKED NOTES (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
Morgan Stanley Performance Equity-Linked Redemption Quarterly-pay Securities (PERQS)
 12-22-09                            7.30%           $28,511,022(d,f)     $31,075,583
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $144,511,022)                                                      160,738,469
-------------------------------------------------------------------------------------



BONDS (0.5%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25                            3.50%           $24,573,000          $24,744,274
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $24,573,000)                                                       $24,744,274
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%              73,144,291(h)        $73,144,291
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $73,144,291)                                                       $73,144,291
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (18.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (2.8%)
JPMorgan Prime Money Market Fund                    128,355,333          $128,355,333
-------------------------------------------------------------------------------------




                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (2.3%)
Arabella Finance LLC
 10-08-09                            0.63%           $4,998,785            $4,998,785
Belmont Funding LLC
 10-06-09                            0.52            13,998,584            13,998,584
Cancara Asset Securitisation LLC
 11-16-09                            0.30            34,981,625            34,981,625
Ebbets Funding LLC
 10-06-09                            0.47            17,998,355            17,998,355
Grampian Funding LLC
 10-21-09                            0.37            14,995,375            14,995,375
Rhein-Main Securitisation
 10-20-09                            0.32             4,998,889             4,998,889
Tasman Funding
 10-23-09                            0.30             2,999,250             2,999,250
Versailles Commercial Paper LLC
 10-13-09                            0.55             9,994,958             9,994,958
                                                                      ---------------
Total                                                                     104,965,821
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (11.7%)
Banco Espirito Santo e Comm London
 10-06-09                            0.30            20,000,000            20,000,000
Banco Popular Espanol
 11-02-09                            0.30             4,998,542             4,998,542
Banco Santander Madrid
 10-13-09                            0.45            15,000,000            15,000,000
Banco Santander NY
 11-09-09                            0.41            20,000,000            20,000,000
Bank of Austria
 10-14-09                            0.34             9,997,168             9,997,168
Bank of Nova Scotia Singapore
 10-30-09                            0.40            20,000,000            20,000,000
Bank of Tokyo UFJ London
 12-21-09                            0.37            30,000,396            30,000,396
Banque Federal
 11-16-09                            0.42             9,989,176             9,989,176
Bayrische Hypo-Und Vereinsbank
 10-29-09                            0.39            15,000,000            15,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43            14,983,177            14,983,177
 12-10-09                            0.31             4,996,085             4,996,085
Caixa Geral Dep London
 10-26-09                            0.57             7,000,000             7,000,000
 11-10-09                            0.47             9,988,389             9,988,389
Calyon London
 11-19-09                            0.35            19,982,127            19,982,127


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Credit Indusrial et Comm London
 10-13-09                            0.52%          $16,977,439           $16,977,439
 11-18-09                            0.37            10,000,000            10,000,000
 11-27-09                            0.39             3,000,038             3,000,038
Danske Bank Copenhagen
 11-24-09                            0.32            20,000,000            20,000,000
Dexia Credit Local du France
 10-09-09                            0.43            27,995,373            27,995,373
ING Bank London
 10-13-09                            0.50            23,000,000            23,000,000
Jyske
 12-10-09                            0.44            14,983,335            14,983,335
KBC Brussels
 10-22-09                            0.40            20,000,000            20,000,000
Mizuho London
 10-29-09                            0.49             5,000,000             5,000,000
 12-15-09                            0.33             7,500,000             7,500,000
Monte de Paschi
 10-14-09                            0.40            20,000,332            20,000,332
Nederlandse Waterschapsbank
 10-20-09                            0.40             9,989,788             9,989,788
Norinchukin Bank NY
 11-20-09                            0.41            28,000,000            28,000,000
NyKredit
 12-18-09                            0.53            20,000,000            20,000,000
Raiffeisen Zentralbank Oest Vienna
 10-05-09                            0.29            20,000,000            20,000,000
San Paolo Imi Ireland
 10-07-09                            0.40            14,985,015            14,985,015
Sumitomo Mitsui Banking Corp Brussels
 11-19-09                            0.44            25,000,000            25,000,000
Svenska Singapore
 10-15-09                            0.45            15,000,000            15,000,000
Ulster Bank Ireland, Dublin
 10-15-09                            0.47            26,000,000            26,000,000
                                                                      ---------------
Total                                                                     529,366,380
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.9%)
Citigroup Funding
 10-05-09                            0.40            24,995,278            24,995,278
KBC Financial Products
 11-02-09                            0.48             6,996,767             6,996,767
Natixis Commercial Paper
 10-08-09                            0.29             9,997,583             9,997,583
                                                                      ---------------
Total                                                                      41,989,628
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (0.8%)
Morgan Stanley
 10-01-09                            0.23            15,000,000            15,000,000
RBS Securities
 10-01-09                            0.50            20,000,000            20,000,000
                                                                      ---------------
Total                                                                      35,000,000
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN
(Cost: $839,677,162)                                                      839,677,162
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,325,126,869)(i)                                               5,383,567,770
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 17.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2009, the value of these securities amounted to $31,075,583 or 0.7% of net assets.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2009 was $160,738,475, representing 3.5% of net assets. Information concerning such security holdings at Sept. 30, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES                  COST
     ----------------------------------------------------------------------
     CB Calpine Escrow              12-20-01 thru 12-21-01              $--
     Goldman Sachs Group
       Absolute Trigger Mandatory
       Exchangeable Nts
       --% 2009                            05-18-09             116,000,000
     Morgan Stanley Performance
       Equity-Linked Redemption
       Quarterly-pay Securities
       (PERQS)
       7.30% 2009                          06-17-09              28,511,022


(g) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(h) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.

(i) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $5,414,177,084 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $386,192,231
     Unrealized depreciation                        (416,801,545)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(30,609,314)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
22  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                                FAIR VALUE AT SEPT. 30, 2009
                             ------------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Independent Power
     Producers & Energy
     Traders                             $--              $--         $6                     $6
    All Other
     Industries(a)             4,265,863,568               --         --          4,265,863,568
  Preferred Stocks
    Pharmaceuticals                       --       19,400,000         --             19,400,000
-----------------------------------------------------------------------------------------------
Total Equity Securities        4,265,863,568       19,400,000          6          4,285,263,574
-----------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                            --       24,744,274         --             24,744,274
-----------------------------------------------------------------------------------------------
Total Bonds                               --       24,744,274         --             24,744,274
-----------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                     --      160,738,469         --            160,738,469
  Affiliated Money Market
    Fund(b)                       73,144,291               --         --             73,144,291
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                      128,355,333      711,321,829         --            839,677,162
-----------------------------------------------------------------------------------------------
Total Other                      201,499,624      872,060,298         --          1,073,559,922
-----------------------------------------------------------------------------------------------
Total                         $4,467,363,192     $916,204,572         $6         $5,383,567,770
-----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.



--------------------------------------------------------------------------------
24  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   COMMON STOCKS
----------------------------------------------------------------
Balance as of Sept. 30, 2008                             $6
  Accrued discounts/premiums                             --
  Realized gain (loss)                                   --
  Change in unrealized appreciation
    (depreciation)*                                      --
  Net purchases (sales)                                  --
  Transfers in and/or out of Level 3                     --
----------------------------------------------------------------
Balance as of Sept. 30, 2009                             $6
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2009 was $ --.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.



--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $4,412,305,416)           $ 4,470,746,317
  Affiliated money market fund (identified cost $73,144,291)            73,144,291
  Investments of cash collateral received for securities on loan
    (identified cost $839,677,162)                                     839,677,162
----------------------------------------------------------------------------------
Total investments in securities (identified cost $5,325,126,869)     5,383,567,770
Cash                                                                       109,045
Capital shares receivable                                                8,323,755
Dividends and accrued interest receivable                                6,186,835
Receivable for investment securities sold                               34,567,672
----------------------------------------------------------------------------------
Total assets                                                         5,432,755,077
----------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  18,717,688
Payable for investment securities purchased                             22,530,711
Payable upon return of securities loaned                               839,677,162
Accrued investment management services fees                                 70,142
Accrued distribution fees                                                1,708,724
Accrued transfer agency fees                                                23,206
Accrued administrative services fees                                         6,058
Accrued plan administration services fees                                  130,294
Other accrued expenses                                                   1,022,401
----------------------------------------------------------------------------------
Total liabilities                                                      883,886,386
----------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 4,548,868,691
----------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     5,473,486
Additional paid-in capital                                           5,677,496,476
Undistributed net investment income                                      7,506,223
Accumulated net realized gain (loss)                                (1,200,048,395)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                            58,440,901
----------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 4,548,868,691
----------------------------------------------------------------------------------
*Including securities on loan, at value                            $   808,216,730
----------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $3,516,947,647          423,238,665                       $8.31(1)
Class B                     $  377,652,270           45,345,973                       $8.33
Class C                     $   72,371,930            8,719,127                       $8.30
Class I                     $  212,064,386           25,537,767                       $8.30
Class R2                    $    8,271,071              998,943                       $8.28
Class R3                    $  110,247,680           13,285,646                       $8.30
Class R4                    $  197,976,509           23,806,751                       $8.32
Class R5                    $   53,334,196            6,415,412                       $8.31
Class W                     $        3,002                  361                       $8.32
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.82. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   126,494,771
Interest                                                                 1,418,815
Income distributions from affiliated money market fund                     444,018
Income from securities lending -- net                                    1,486,011
  Less foreign taxes withheld                                             (688,327)
----------------------------------------------------------------------------------
Total income                                                           129,155,288
----------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     17,053,076
Distribution fees
  Class A                                                                7,673,291
  Class B                                                                4,133,298
  Class C                                                                  654,310
  Class R2                                                                  32,750
  Class R3                                                                 224,770
  Class W                                                                        7
Transfer agency fees
  Class A                                                                7,422,696
  Class B                                                                1,076,807
  Class C                                                                  163,565
  Class R2                                                                   3,275
  Class R3                                                                  44,954
  Class R4                                                                  79,356
  Class R5                                                                  20,730
  Class W                                                                        5
Administrative services fees                                             1,985,768
Plan administration services fees
  Class R2                                                                  16,375
  Class R3                                                                 224,770
  Class R4                                                                 396,780
Compensation of board members                                              129,306
Custodian fees                                                             149,800
Printing and postage                                                       443,320
Registration fees                                                          100,839
Professional fees                                                          121,331
Other                                                                      174,130
----------------------------------------------------------------------------------
Total expenses                                                          42,325,309
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                             (79,604)
  Earnings and bank fee credits on cash balances                            (1,303)
----------------------------------------------------------------------------------
Total net expenses                                                      42,244,402
----------------------------------------------------------------------------------
Investment income (loss) -- net                                         86,910,886

----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED SEPT. 30, 2009


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(1,184,763,162)
  Foreign currency transactions                                            (12,107)
----------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (1,184,775,269)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                           442,868,813
----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 (741,906,456)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (654,995,570)
----------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                          2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    86,910,886  $   101,112,563
Net realized gain (loss) on investments                             (1,184,775,269)      74,226,947
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   442,868,813   (2,183,223,532)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (654,995,570)  (2,007,884,022)
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (62,106,996)     (82,317,495)
    Class B                                                             (4,997,320)      (6,028,377)
    Class C                                                               (833,254)        (816,513)
    Class I                                                             (4,673,146)      (3,098,662)
    Class R2                                                              (115,559)         (78,035)
    Class R3                                                            (1,838,907)      (1,538,401)
    Class R4                                                            (3,733,335)      (3,506,677)
    Class R5                                                            (1,043,574)        (472,932)
    Class W                                                                    (53)             (60)
  Net realized gain
    Class A                                                                     --     (603,760,502)
    Class B                                                                     --     (101,212,945)
    Class C                                                                     --      (11,314,993)
    Class I                                                                     --      (10,922,002)
    Class R2                                                                    --         (124,546)
    Class R3                                                                    --      (10,987,594)
    Class R4                                                                    --      (20,687,264)
    Class R5                                                                    --       (1,112,991)
    Class W                                                                     --             (481)
  Tax return of capital
    Class A                                                                     --     (121,249,979)
    Class B                                                                     --      (19,859,171)
    Class C                                                                     --       (2,375,413)
    Class I                                                                     --       (2,304,531)
    Class R2                                                                    --         (128,390)
    Class R3                                                                    --       (2,303,879)
    Class R4                                                                    --       (4,526,602)
    Class R5                                                                    --         (334,982)
    Class W                                                                     --              (91)
---------------------------------------------------------------------------------------------------
Total distributions                                                    (79,342,144)  (1,011,063,508)

---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED SEPT. 30,                                                          2009             2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $   567,636,299  $   866,988,051
  Class B shares                                                        34,078,961       75,383,214
  Class C shares                                                        12,036,042       35,786,939
  Class I shares                                                        64,096,644       83,349,499
  Class R2 shares                                                        2,916,569       11,195,772
  Class R3 shares                                                       58,407,966       90,549,756
  Class R4 shares                                                       64,773,087      108,523,406
  Class R5 shares                                                       20,951,895       49,600,367
Fund merger (Note 8)
  Class A shares                                                                --      140,874,675
  Class B shares                                                                --       52,630,093
  Class C shares                                                                --        4,227,614
  Class I shares                                                                --       42,237,082
  Class R4 shares                                                               --          108,160
Reinvestment of distributions at net asset value
  Class A shares                                                        60,258,095      791,085,331
  Class B shares                                                         4,869,151      124,863,328
  Class C shares                                                           781,638       13,946,549
  Class I shares                                                         4,673,000       16,324,264
  Class R2 shares                                                          115,559          330,365
  Class R3 shares                                                        1,838,761       14,829,235
  Class R4 shares                                                        3,501,132       27,216,169
  Class R5 shares                                                        1,013,870        1,894,374
Conversions from Class B to Class A
  Class A shares                                                        75,018,936       97,847,089
  Class B shares                                                       (75,018,936)     (97,847,089)
Payments for redemptions
  Class A shares                                                    (1,100,147,091)  (1,516,042,826)
  Class B shares                                                      (127,474,996)    (249,247,312)
  Class C shares                                                       (21,908,632)     (27,766,766)
  Class I shares                                                       (33,449,255)     (22,406,552)
  Class R2 shares                                                       (1,765,444)      (1,905,542)
  Class R3 shares                                                      (48,712,361)     (68,143,648)
  Class R4 shares                                                      (39,728,065)     (74,209,460)
  Class R5 shares                                                      (11,251,959)      (5,859,741)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (482,489,134)     586,362,396
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (1,216,826,848)  (2,432,585,134)
Net assets at beginning of year                                      5,765,695,539    8,198,280,673
---------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 4,548,868,691  $ 5,765,695,539
---------------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $     7,506,223  $       (81,532)
---------------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.31       $14.34      $13.10      $12.11       $9.88
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16          .17         .18         .18         .15
Net gains (losses) (both realized and
 unrealized)                                        (1.02)       (3.44)       2.41        1.54        2.23
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.86)       (3.27)       2.59        1.72        2.38
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)        (.17)       (.18)       (.19)       (.15)
Distributions from realized gains                      --        (1.32)      (1.17)       (.54)         --
Tax return of capital                                  --         (.27)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (1.76)      (1.35)       (.73)       (.15)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.31        $9.31      $14.34      $13.10      $12.11
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (8.91%)     (25.05%)     20.98%      14.72%      24.24%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .99%        1.08%       1.00%       1.10%       1.04%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.21%        1.49%       1.34%       1.40%       1.46%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $3,517       $4,504      $6,502      $5,433      $3,751
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%         31%         28%         24%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                     YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.32       $14.35      $13.11      $12.07       $9.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .08         .08         .04         .07
Net gains (losses) (both realized and
 unrealized)                                        (1.00)       (3.45)       2.40        1.58        2.22
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.90)       (3.37)       2.48        1.62        2.29
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)        (.07)       (.07)       (.04)       (.07)
Distributions from realized gains                      --        (1.32)      (1.17)       (.54)         --
Tax return of capital                                  --         (.27)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)       (1.66)      (1.24)       (.58)       (.07)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.33        $9.32      $14.35      $13.11      $12.07
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (9.53%)     (25.66%)     20.04%      13.87%      23.28%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.76%        1.84%       1.76%       1.86%       1.80%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.49%         .71%        .57%        .64%        .70%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $378         $633      $1,113      $1,208      $1,141
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%         31%         28%         24%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                     YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.30       $14.32      $13.09      $12.06       $9.84
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .09         .08         .04         .07
Net gains (losses) (both realized and
 unrealized)                                        (1.01)       (3.44)       2.40        1.58        2.22
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.91)       (3.35)       2.48        1.62        2.29
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)        (.08)       (.08)       (.05)       (.07)
Distributions from realized gains                      --        (1.32)      (1.17)       (.54)         --
Tax return of capital                                  --         (.27)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)       (1.67)      (1.25)       (.59)       (.07)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.30        $9.30      $14.32      $13.09      $12.06
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (9.61%)     (25.60%)     20.04%      13.84%      23.33%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.75%        1.83%       1.76%       1.86%       1.81%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.46%         .75%        .58%        .63%        .69%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $72          $93        $114         $86         $58
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%         31%         28%         24%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                     YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.30       $14.33      $13.09      $12.13       $9.89
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .19          .22         .23         .26         .20
Net gains (losses) (both realized and
 unrealized)                                        (1.01)       (3.45)       2.41        1.50        2.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.82)       (3.23)       2.64        1.76        2.44
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)        (.21)       (.23)       (.26)       (.20)
Distributions from realized gains                      --        (1.32)      (1.17)       (.54)         --
Tax return of capital                                  --         (.27)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)       (1.80)      (1.40)       (.80)       (.20)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.30        $9.30      $14.33      $13.09      $12.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (8.47%)     (24.75%)     21.44%      15.14%      24.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .50%         .67%        .62%        .70%        .62%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.69%        1.98%       1.72%       1.79%       1.85%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $212         $190        $132        $133         $96
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%         31%         28%         24%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R2                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(b)
Net asset value, beginning of period                $9.28       $14.33       $14.03
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13          .14          .11
Net gains (losses) (both realized and
 unrealized)                                        (1.01)       (3.45)        1.52
-----------------------------------------------------------------------------------
Total from investment operations                     (.88)       (3.31)        1.63
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)        (.15)        (.16)
Distributions from realized gains                      --        (1.32)       (1.17)
Tax return of capital                                  --         (.27)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.12)       (1.74)       (1.33)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.28        $9.28       $14.33
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (9.20%)     (25.36%)      12.74%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.30%        1.46%        1.43%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.86%        1.33%        1.03%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8           $8          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%          31%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(b)
Net asset value, beginning of period                $9.30       $14.33       $14.03
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .15          .16          .13
Net gains (losses) (both realized and
 unrealized)                                        (1.01)       (3.45)        1.54
-----------------------------------------------------------------------------------
Total from investment operations                     (.86)       (3.29)        1.67
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)        (.15)        (.20)
Distributions from realized gains                      --        (1.32)       (1.17)
Tax return of capital                                  --         (.27)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.14)       (1.74)       (1.37)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.30        $9.30       $14.33
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (8.95%)     (25.17%)      13.02%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.05%        1.23%        1.32%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        2.13%        1.37%        1.35%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $110         $109         $118
-----------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%          31%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                     YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.31       $14.35      $13.11      $12.12       $9.89
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17          .19         .20         .21         .17
Net gains (losses) (both realized and
 unrealized)                                        (1.00)       (3.46)       2.41        1.53        2.23
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.83)       (3.27)       2.61        1.74        2.40
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.18)       (.20)       (.21)       (.17)
Distributions from realized gains                      --        (1.32)      (1.17)       (.54)         --
Tax return of capital                                  --         (.27)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)       (1.77)      (1.37)       (.75)       (.17)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.32        $9.31      $14.35      $13.11      $12.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (8.57%)     (24.98%)     21.10%      14.91%      24.38%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .80%         .98%        .91%        .93%        .87%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .75%         .94%        .89%        .93%        .87%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.42%        1.66%       1.46%       1.56%       1.63%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $198         $183        $210         $96         $58
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%         31%         28%         24%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(b)
Net asset value, beginning of period                $9.31       $14.35       $14.03
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18          .23          .18
Net gains (losses) (both realized and
 unrealized)                                        (1.00)       (3.47)        1.54
-----------------------------------------------------------------------------------
Total from investment operations                     (.82)       (3.24)        1.72
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)        (.21)        (.23)
Distributions from realized gains                      --        (1.32)       (1.17)
Tax return of capital                                  --         (.27)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.18)       (1.80)       (1.40)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.31        $9.31       $14.35
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (8.51%)     (24.83%)      13.41%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .55%         .70%         .73%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        2.62%        2.07%        1.63%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $53          $46          $10
-----------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%          31%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS W                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(e)
Net asset value, beginning of period                $9.32       $14.35       $13.86
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16          .17          .14
Net gains (losses) (both realized and
 unrealized)                                        (1.01)       (3.45)        1.70
-----------------------------------------------------------------------------------
Total from investment operations                     (.85)       (3.28)        1.84
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.16)        (.18)
Distributions from realized gains                      --        (1.32)       (1.17)
Tax return of capital                                  --         (.27)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.15)       (1.75)       (1.35)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.32        $9.32       $14.35
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (8.85%)     (25.07%)      14.40%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .91%        1.12%        1.05%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        2.28%        1.45%        1.29%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               38%          31%          31%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Diversified Equity Income Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
40  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Sept. 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2009 was $160,738,475 representing 3.53% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
42  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. On March 11, 2008, an additional distribution was paid prior to the merger (see Note 10) to ensure that shareholders of record of RiverSource Diversified Equity Income Fund would not experience a dilution of their share of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2009
At Sept. 30, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2009


 AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
                          IN INCOME
------------------------------------------------------------
                                                    FORWARD
                                                    FOREIGN
                                                    CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------
Foreign exchange contracts                          $(46,407)
------------------------------------------------------------
Total                                               $(46,407)
------------------------------------------------------------



   CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
              DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------
                                                    FORWARD
                                                    FOREIGN
                                                    CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------
Foreign exchange contracts                            $--
------------------------------------------------------------
Total                                                 $--
------------------------------------------------------------




--------------------------------------------------------------------------------
44  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $5,590,723 for the year ended Sept. 30, 2009. The management fee for the year ended Sept. 30, 2009 was 0.42% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, other expenses paid to this company were $32,227.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,469,000 and $692,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $3,017,823 for Class A, $349,052 for Class B and $16,304 for Class C for the year ended Sept. 30, 2009.


--------------------------------------------------------------------------------
46  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.30%
Class R3............................................  1.05
Class R4............................................  0.75


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $76,234


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $    3
Class R3..........................................       2
Class R4..........................................   3,365


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed 0.89% of Class R4 average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Sept. 30, 2009, the Fund's transfer agency fees were reduced by $1,303 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $145,665 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,562,852,896 and $2,010,652,146, respectively, for the


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED SEPT. 30,                         2009          2008
-------------------------------------------------------------------
CLASS A
Sold                                       80,775,751    73,696,501
Converted from Class B shares*              9,705,150     9,804,318
Fund merger                                        --    13,415,801
Reinvested distributions                    8,515,497    67,380,659
Redeemed                                 (159,731,850) (133,755,620)
-------------------------------------------------------------------
Net increase (decrease)                   (60,735,452)   30,541,659
-------------------------------------------------------------------

CLASS B
Sold                                        4,946,080     6,430,826
Fund merger                                        --     5,004,708
Reinvested distributions                      695,761    10,550,154
Converted to Class A shares*               (9,692,600)   (9,784,709)
Redeemed                                  (18,531,242)  (21,832,345)
-------------------------------------------------------------------
Net increase (decrease)                   (22,582,001)   (9,631,366)
-------------------------------------------------------------------

CLASS C
Sold                                        1,739,665     2,999,326
Fund merger                                        --       403,120
Reinvested distributions                      111,057     1,184,981
Redeemed                                   (3,169,227)   (2,475,419)
-------------------------------------------------------------------
Net increase (decrease)                    (1,318,505)    2,112,008
-------------------------------------------------------------------

CLASS I
Sold                                        9,075,544     7,520,591
Fund merger                                        --     4,024,743
Reinvested distributions                      660,934     1,413,076
Redeemed                                   (4,628,546)   (1,720,908)
-------------------------------------------------------------------
Net increase (decrease)                     5,107,932    11,237,502
-------------------------------------------------------------------

CLASS R2
Sold                                          408,027       977,659
Reinvested distributions                       16,364        30,250
Redeemed                                     (258,360)     (177,115)
-------------------------------------------------------------------
Net increase (decrease)                       166,031       830,794

-------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                         2009          2008
-------------------------------------------------------------------
CLASS R3
Sold                                        8,303,649     8,037,477
Reinvested distributions                      260,200     1,267,212
Redeemed                                   (6,954,886)   (5,890,421)
-------------------------------------------------------------------
Net increase (decrease)                     1,608,963     3,414,268
-------------------------------------------------------------------

CLASS R4
Sold                                        9,319,526     9,456,665
Fund merger                                        --        10,290
Reinvested distributions                      493,795     2,328,035
Redeemed                                   (5,624,735)   (6,783,240)
-------------------------------------------------------------------
Net increase (decrease)                     4,188,586     5,011,750
-------------------------------------------------------------------

CLASS R5
Sold                                        2,982,804     4,587,427
Reinvested distributions                      143,088       166,955
Redeemed                                   (1,606,583)     (548,932)
-------------------------------------------------------------------
Net increase (decrease)                     1,519,309     4,205,450
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

Certain line items from prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $808,216,730 were on loan, secured by cash collateral of $839,677,162 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $1,471,761 earned from securities lending from Dec. 1, 2008 through Sept. 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $3,641 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $14,250 earned from securities lending from Oct. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $906,216,680 and $996,579,125, respectively, for the year ended Sept. 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
50  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.


10. FUND MERGER

At the close of business on March 14, 2008, RiverSource Diversified Equity Income Fund acquired the assets and assumed the identified liabilities of RiverSource Value Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Diversified Equity Income Fund immediately before the acquisition were $6,603,914,713 and the combined net assets immediately after the acquisition were $6,843,992,337.

The merger was accomplished by a tax-free exchange of 68,309,092 shares of RiverSource Value Fund valued at $240,077,624.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


In exchange for the RiverSource Value Fund shares and net assets, RiverSource Diversified Equity Income Fund issued the following number of shares:

                                                    SHARES
------------------------------------------------------------
Class A.........................................  13,415,801
Class B.........................................   5,004,708
Class C.........................................     403,120
Class I.........................................   4,024,743
Class R4........................................      10,290


The components of RiverSource Value Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                              ACCUMULATED     UNDISTRIBUTED
                       TOTAL        CAPITAL     UNREALIZED        NET              NET
                    NET ASSETS       STOCK     APPRECIATION  REALIZED GAIN  INVESTMENT INCOME
---------------------------------------------------------------------------------------------
RiverSource
  Value Fund.....  $240,077,624  $271,063,485  $(29,713,270)  $(1,269,737)       $(2,854)


11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $19,013 and accumulated net realized loss has been increased by $19,013.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                         2009         2008
------------------------------------------------------------------
Ordinary income........................  $79,342,144  $152,317,312
Long-term capital gain.................           --   705,663,158
Tax return of capital..................           --   153,083,038




--------------------------------------------------------------------------------
52  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


At Sept. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income................  $     7,587,521
Undistributed accumulated long-term gain.....  $            --
Accumulated realized loss....................  $(1,110,095,393)
Unrealized appreciation (depreciation).......  $   (31,593,399)


For federal income tax purposes, the Fund had a capital loss carry-over of $46,346,713 at Sept. 30, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2009, the Fund had a post-October loss of $1,063,748,680 that is treated for income tax purposes as occurring on Oct. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by

--------------------------------------------------------------------------------
54  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
56  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Diversified Equity Income Fund (the
Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Equity Income Fund of the RiverSource Investment Series, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
58  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
64  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to restructure the portfolio management team, with increased emphasis on a collaborative team management approach.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
66  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2009 ANNUAL REPORT  67

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                            S-6475 AE (11/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
MID CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE MID CAP VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Approval of Investment Management
  Services Agreement...............   63

Proxy Voting.......................   66




--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Mid Cap Value Fund (the Fund) Class A shares declined 4.97%
  (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Fund outperformed the 7.12% decrease of the Russell Midcap(R) Value Index for the same 12-month period.

> The Fund underperformed the 1.48% decline of the Lipper Mid-Cap Value Funds
  Index, representing the Fund's peer group for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   2/14/02
----------------------------------------------------------------------
RiverSource Mid Cap Value Fund
  Class A (excluding sales
  charge)                          -4.97%   -4.63%   +4.52%    +7.00%
----------------------------------------------------------------------
Russell Midcap Value Index
  (unmanaged)                      -7.12%   -5.65%   +3.53%    +6.35%
----------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index   -1.48%   -3.72%   +3.06%    +5.42%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 2/14/02)         -4.97%   -4.63%   +4.52%    +7.00%
-----------------------------------------------------------------------
Class B (inception 2/14/02)         -5.88%   -5.41%   +3.72%    +6.17%
-----------------------------------------------------------------------
Class C (inception 2/14/02)         -5.74%   -5.36%   +3.75%    +6.19%
-----------------------------------------------------------------------
Class I (inception 3/4/04)          -4.60%   -4.23%   +4.96%    +4.82%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)       -5.25%     N/A      N/A     -7.96%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)       -5.07%     N/A      N/A     -7.75%
-----------------------------------------------------------------------
Class R4 (inception 2/14/02)        -4.91%   -4.50%   +4.68%    +7.19%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)       -4.65%     N/A      N/A     -7.26%
-----------------------------------------------------------------------
Class W (inception 12/01/06)        -4.96%     N/A      N/A     -7.26%
-----------------------------------------------------------------------

With sales charge
Class A (inception 2/14/02)        -10.44%   -6.49%   +3.29%    +6.17%
-----------------------------------------------------------------------
Class B (inception 2/14/02)        -10.15%   -6.15%   +3.41%    +6.17%
-----------------------------------------------------------------------
Class C (inception 2/14/02)         -6.59%   -5.36%   +3.75%    +6.19%
-----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
   X                      MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.






Investment in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Mid Cap Value Fund (the Fund) Class A shares declined 4.97% (excluding sales charge) for the 12 months ended Sept. 30, 2009. The Fund outperformed the 7.12% decrease of the Russell Midcap(R) Value Index (Russell Index). The Fund underperformed the 1.48% decline of the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended Sept. 30, 2009 -- one of the largest equity market corrections ever and then one of the biggest equity

SECTOR DIVERSIFICATION(1) (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

STOCKS                                     96.9%
------------------------------------------------
Consumer Discretionary                     10.6%
------------------------------------------------
Consumer Staples                            3.1%
------------------------------------------------
Energy                                      9.0%
------------------------------------------------
Financials                                 19.7%
------------------------------------------------
Health Care                                 6.7%
------------------------------------------------
Industrials                                18.7%
------------------------------------------------
Information Technology                     10.8%
------------------------------------------------
Materials                                   8.6%
------------------------------------------------
Telecommunication Services                  2.9%
------------------------------------------------
Utilities                                   6.8%
------------------------------------------------


EQUITY-LINKED NOTES                         2.3%
------------------------------------------------


BONDS                                       0.3%
------------------------------------------------
Telecommunication                           0.3%
------------------------------------------------


OTHER(2)                                    0.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

market recoveries ever. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all equity investors were forced to re-think what was "normal" market behavior.

Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market, as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was moving into a recession, as evidenced by waning consumer spending and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt, were forced to merge or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.


TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Lorillard                                   2.5%
------------------------------------------------
XL Capital Cl A                             2.4%
------------------------------------------------
Mylan                                       1.7%
------------------------------------------------
Coopers Inds Cl A                           1.7%
------------------------------------------------
Everest Re Group                            1.6%
------------------------------------------------
PartnerRe                                   1.6%
------------------------------------------------
Eaton                                       1.4%
------------------------------------------------
Eastman Chemical                            1.4%
------------------------------------------------
Enbridge                                    1.2%
------------------------------------------------
Lubrizol                                    1.2%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Then, economic news became less bad and "green shoots" even began to appear in March. Investor sentiment improved. The Treasury Department finally revealed details regarding key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product
(GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor once again in July, such that most of the major equity indices enjoyed gains for five months in a row. U.S. equity markets posted their sixth and seventh consecutive months of positive returns in August and September 2009, although economic data remained mixed. Consumer confidence slipped toward the end of the annual period after improving for several months prior. U.S. home prices improved but remained below their year-ago level. The Labor Department reported that the 4-week moving average of new jobless claims declined in September, but unemployment remained elevated at 9.8%. There was growing evidence that corporate America was tightening its belt, but better-than-anticipated revenues in general were indeed due more to cost-cutting measures and suppressed expectations than to top-line growth. Despite this mixed data and growing concerns about building inflationary pressures, including oil prices jumping more than 58% from the start of 2009, the equity markets' big push since early March primarily reflected a belief among investors that an economic recovery was forming.

Still, the mid-period rally in the equity markets was not enough to recoup prior months' losses, and so virtually all equity asset classes generated steep declines for the 12-month period overall. Cyclical areas within the Russell Index performed worst, including financials, energy and autos and transportation. Somewhat surprisingly, technology performed best. Health care, consumer staples, consumer discretionary and utilities followed, each significantly outpacing the Russell Index for the fiscal year with positive returns.

The Fund's absolute returns were certainly disappointing. While its strong results relative to the Russell Index may be of limited solace, they do serve as testament to our emphasis on both risk management and investment opportunity. The Fund's relative results benefited most from

--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


having only a modest exposure to financials, the worst performing sector within the Russell Index during the annual period. Effective industry allocation and stock selection within the financials sector helped as well. More specifically, the Fund had an emphasis on insurance companies, such as XL CAPITAL, AON and PARTNERRE and had notably less exposure than the Russell Index in banks.

Stock selection in materials and producer durables also contributed to the Fund's results. In materials, industrial chemical producer LUBRIZOL and metals producer FREEPORT-MCMORAN COPPER & GOLD were standout performers for the Fund during the annual period. In producer durables, aviation aircraft components manufacturer GOODRICH was a particularly strong performer. The Fund's significant allocation to information technology, the best performing sector in the Russell Index during the annual period, further boosted the Fund's performance.

Conversely, having a sizable exposure to autos and transportation detracted from the Fund's results, as the group underperformed the Russell Index during the annual period. A holding in FORD MOTOR was the single worst performer in the portfolio during the fiscal year. We materially reduced the Fund's position in Ford Motor toward the end of 2008. A significant position in railroad holding company KANSAS CITY SOUTHERN was also a poor performer.

Having only a modest allocation to the stronger performing consumer discretionary sector further hurt the Fund's results. While a sizable position in discount retailer FAMILY DOLLAR STORES contributed positively to the Fund's performance, it was more than offset by positioning in home appliances manufacturer WHIRLPOOL. Stock selection in the utilities sector detracted, with electric power companies PEPCO HOLDINGS and ALLEGHENY ENERGY particular disappointments.

CHANGES TO THE FUND'S PORTFOLIO
We increased the Fund's allocation to the health care sector, adding to positions in scientific research developer LIFE TECHNOLOGIES and medical services provider COVANCE. We also increased the Fund's exposure to materials and utilities.

We correspondingly reduced the Fund's positions in the autos and transportation, consumer discretionary and energy areas. As mentioned,

--------------------------------------------------------------------------------
8  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


we substantially reduced the Fund's position in Ford Motor by the end of 2008. In consumer discretionary, we trimmed the Fund's holdings in Family Dollar Stores, KOHL'S, STANLEY WORKS and ROYAL CARIBBEAN CRUISES. We reduced the Fund's position in BJ SERVICES within the energy sector.

OUR FUTURE STRATEGY
While certainly encouraged by the equity market rally since March 2009, we believe that the equity market will likely trade in a rather range-bound manner for the remainder of the calendar year, with the potential for volatility to spike again depending on the ambitiousness of the U.S. government's agenda and the clarity of economic data. We believe the equity market as a whole was reaching fair value at the end of September. Our view therefore remains positive going forward but somewhat neutralized both by the robustness of the rally and by our belief that the market will need to see more signs of economic recovery and better corporate revenues and earnings before achieving a more sustained upward trend.

Further, the equity market will likely be impacted going forward by the ability, as well as willingness of consumers to spend. The willingness to spend depends in great part on the length of time it takes consumers to achieve the ability to spend. In our view, we may very well see a reversion to a more long-term historical mean, wherein the consumer accounts for perhaps 65% of the U.S. GDP in the coming years, rather than the 70% seen over the last decade or so. Correspondingly, we may see industrial-related sectors take on a heavier load of U.S. GDP than they have in earlier economic recoveries.



  At the end of September, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth -- not just U.S. economic growth.






--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

At the end of September, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth -- not just U.S. economic growth. Thus we intend to seek companies with substantial overseas revenue that may do well without a consumer-led recovery. For example, given our view of the lack of alternative energy sources as a viable realistic option for several years ahead, we intend to maintain an emphasis on natural gas companies and oil services companies within the energy sector. We currently expect to maintain an emphasis on technology, especially semiconductors, given its appealing long-term dynamics. While capital expenditures may have declined during the annual period, the demand for data on a global basis has not and we therefore anticipate continued strong performance from several of these companies. In our view, an increase in corporate spending may precede an increase in consumer spending. We also favored materials and other industrial-related areas of the market at the end of the fiscal year, given the development of infrastructure anticipated under various governments' stimulus packages. We currently expect to maintain the Fund's more modest exposure to the financials and consumer discretionary sectors. In our view, long-term fundamentals do not support the recent rally in financials, especially banks. The consumer discretionary sector remains under pressure given consumers' more conservative spending.

Overall, we believe that individual stock selection will continue to be key to investment performance. As always, we intend to take positions in individual stocks across all of the sectors when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, with a focus on mid-sized company stocks.



--------------------------------------------------------------------------------
10  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(PHOTO - WARREN SPITZ)                                                (PHOTO - LATON SPAHR)

Warren Spitz                                                          Laton Spahr, CFA(R)
Senior Portfolio Manager                                              Portfolio Manager

(PHOTO - STEVE SCHROLL)                                               (PHOTO - PAUL STOCKING)

Steve Schroll                                                         Paul Stocking
Portfolio Manager                                                     Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Value Fund Class A shares (from 2/14/02 to 9/30/09) as compared to the performance of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    2/14/02
RIVERSOURCE MID CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,956    $8,177   $11,759    $15,785
-------------------------------------------------------------------------------------------
     Average annual total return                    -10.44%    -6.49%    +3.29%     +6.17%
-------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)
     Cumulative value of $10,000                     $9,288    $8,399   $11,894    $15,991
-------------------------------------------------------------------------------------------
     Average annual total return                     -7.12%    -5.65%    +3.53%     +6.35%
-------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                     $9,852    $8,924   $11,627    $14,953
-------------------------------------------------------------------------------------------
     Average annual total return                     -1.48%    -3.72%    +3.06%     +5.42%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP VALUE FUND LINE GRAPH)


                      RIVERSOURCE MID
                         CAP VALUE
                         FUND CLASS                          LIPPER MID-CAP
                       A (INCLUDES       RUSSELL MIDCAP        VALUE FUNDS
                       SALES CHARGE)     VALUE INDEX(1)          INDEX(2)
                      ---------------    --------------    ------------------
2/14/02                  $ 9,425            $10,000             $10,000
3/02                      10,275             10,666              10,766
6/02                       9,240             10,168               9,831
9/02                       7,411              8,342               8,115
12/02                      7,840              8,932               8,649
3/03                       7,152              8,570               8,284
6/03                       9,103             10,103               9,872
9/03                       9,715             10,703              10,482
12/03                     11,578             12,332              12,029
3/04                      12,321             12,991              12,703
6/04                      12,489             13,216              12,983
9/04                      12,656             13,445              12,860
12/04                     14,333             15,255              14,380
3/05                      14,521             15,374              14,349
6/05                      14,990             16,097              14,719
9/05                      16,080             16,958              15,345
12/05                     16,721             17,185              15,639
3/06                      18,157             18,494              16,699
6/06                      18,137             18,391              16,329
9/06                      18,197             19,040              16,755
12/06                     19,562             20,659              18,087
3/07                      20,442             21,662              18,918
6/07                      22,554             22,454              20,139
9/07                      22,333             21,657              19,554
12/07                     21,567             20,365              18,742
3/08                      19,195             18,605              17,041
6/08                      19,241             18,617              17,313
9/08                      16,612             17,217              15,176
12/08                     12,012             12,536              11,299
3/09                      10,678             10,696              10,222
6/09                      12,936             12,936              12,407
9/09                      15,785             15,991              14,953




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,478.40        $ 7.33         1.18%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.15        $ 5.97         1.18%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,471.30        $12.08         1.95%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.29        $ 9.85         1.95%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,473.80        $12.03         1.94%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.34        $ 9.80         1.94%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,481.00        $ 4.17          .67%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.71        $ 3.40          .67%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,475.80        $ 9.12         1.47%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.70        $ 7.44         1.47%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,479.50        $ 7.65         1.23%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.90        $ 6.23         1.23%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,477.30        $ 6.09          .98%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.16        $ 4.96          .98%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,479.70        $ 4.48          .72%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.46        $ 3.65          .72%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,476.20        $ 6.64         1.07%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.70        $ 5.42         1.07%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2009: +47.84% for Class A, +47.13% for Class B, +47.38% for Class C, +48.10% for Class I, +47.58% for Class R2, +47.95% for Class R3, +47.73% for Class R4, +47.97%
    for Class R5 and +47.62% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.2%)
Goodrich                                               472,619            $25,682,116
-------------------------------------------------------------------------------------

AIRLINES (1.8%)
AMR                                                    909,472(b)           7,230,302
Continental Airlines Cl B                              554,591(b,d)         9,117,476
Delta Air Lines                                      1,459,726(b)          13,079,146
UAL                                                    384,243(b)           3,542,720
US Airways Group                                     1,138,711(b,d)         5,351,942
                                                                      ---------------
Total                                                                      38,321,586
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.8%)
Goodyear Tire & Rubber                                 914,225(b,d)        15,569,252
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                             625,231(b,d)         4,507,916
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Artio Global Investors                                 110,798(b,d)         2,897,368
Invesco                                                944,886             21,505,605
                                                                      ---------------
Total                                                                      24,402,973
-------------------------------------------------------------------------------------

CHEMICALS (4.4%)
Eastman Chemical                                       653,585             34,992,941
Lubrizol                                               423,768             30,282,461
PPG Inds                                               450,938(d)          26,249,101
                                                                      ---------------
Total                                                                      91,524,503
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.1%)
Cullen/Frost Bankers                                   203,028(d)          10,484,366
M&T Bank                                               188,779(d)          11,764,707
                                                                      ---------------
Total                                                                      22,249,073
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Ritchie Bros Auctioneers                               818,508(c,d)        20,086,186
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
Brocade Communications Systems                         537,417(b)           4,224,098
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.3%)
Chicago Bridge & Iron                                  552,591(c,d)        10,322,399
Fluor                                                  188,750(d)           9,597,938
Foster Wheeler                                         300,034(b)           9,574,085
Insituform Technologies Cl A                           124,970(b)           2,391,926
Jacobs Engineering Group                               202,769(b)           9,317,236
KBR                                                    307,274(d)           7,156,411
                                                                      ---------------
Total                                                                      48,359,995
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.9%)
CEMEX ADR                                            1,366,644(b,c,d)      17,657,040
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                    290,109(b,d)         2,529,750
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Genuine Parts                                          250,748              9,543,469
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
PICO Holdings                                          207,165(b)           6,908,953
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
CenturyTel                                             767,422             25,785,378
Qwest Communications Intl                            5,117,402(d)          19,497,302
Windstream                                           1,378,635             13,965,573
                                                                      ---------------
Total                                                                      59,248,253
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.4%)
Allegheny Energy                                       766,281             20,321,772
Pepco Holdings                                       1,399,116             20,818,846
Pinnacle West Capital                                  234,077              7,682,407
                                                                      ---------------
Total                                                                      48,823,025
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.3%)
AO Smith                                               351,905(d)          13,407,581
Cooper Inds Cl A                                     1,137,055             42,719,156
Rockwell Automation                                    289,503(d)          12,332,828
                                                                      ---------------
Total                                                                      68,459,565
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.1%)
Agilent Technologies                                   706,026(b,d)       $19,648,704
Celestica                                            2,518,761(b,c)        23,877,854
                                                                      ---------------
Total                                                                      43,526,558
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
BJ Services                                            194,743              3,783,856
Cameron Intl                                           555,132(b,d)        20,995,093
Transocean                                             156,282(b,c)        13,366,799
Weatherford Intl                                       731,313(b,c)        15,160,119
                                                                      ---------------
Total                                                                      53,305,867
-------------------------------------------------------------------------------------

GAS UTILITIES (1.4%)
EQT                                                    275,347             11,729,782
Questar                                                440,839(d)          16,557,913
                                                                      ---------------
Total                                                                      28,287,695
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Hospira                                                417,229(b)          18,608,413
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
McKesson                                               250,421             14,912,571
Universal Health Services Cl B                         144,608              8,955,573
                                                                      ---------------
Total                                                                      23,868,144
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Royal Caribbean Cruises                                480,996(b,d)        11,582,384
Starwood Hotels & Resorts Worldwide                    416,426(d)          13,754,550
                                                                      ---------------
Total                                                                      25,336,934
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.4%)
DR Horton                                              673,802(d)           7,688,081
KB Home                                                260,716(d)           4,330,493
Mohawk Inds                                            277,300(b,d)        13,224,437
Pulte Homes                                            825,776(d)           9,075,278
Stanley Works                                          365,371             15,597,688
                                                                      ---------------
Total                                                                      49,915,977
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
McDermott Intl                                         353,465(b)           8,932,061
-------------------------------------------------------------------------------------

INSURANCE (12.5%)
Aon                                                    383,889             15,620,443
Arch Capital Group                                     103,693(b,c)         7,003,425
Assurant                                               592,709             19,002,251
Axis Capital Holdings                                  725,981(c)          21,910,107
Everest Re Group                                       482,530(c)          42,317,880
Lincoln Natl                                           759,549             19,679,915
Marsh & McLennan Companies                             275,281              6,807,699
PartnerRe                                              533,030(c,d)        41,011,328
Transatlantic Holdings                                 227,033             11,390,246
Willis Group Holdings                                  537,825(c)          15,177,422
XL Capital Cl A                                      3,591,127(c,d)        62,701,076
                                                                      ---------------
Total                                                                     262,621,792
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Hasbro                                                 340,696              9,454,314
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.4%)
Covance                                                265,439(b,d)        14,373,521
Life Technologies                                      308,752(b)          14,372,406
                                                                      ---------------
Total                                                                      28,745,927
-------------------------------------------------------------------------------------

MACHINERY (5.8%)
AGCO                                                   307,590(b,d)         8,498,712
Cummins                                                273,851(d)          12,271,263
Eaton                                                  618,689             35,011,612
Ingersoll-Rand                                         975,284(c)          29,911,960
Manitowoc                                            1,052,966(d)           9,971,588
Parker Hannifin                                        302,235(d)          15,667,862
Terex                                                  397,121(b,d)         8,232,318
                                                                      ---------------
Total                                                                     119,565,315
-------------------------------------------------------------------------------------

MEDIA (1.7%)
Natl CineMedia                                       1,065,396             18,079,770
Regal Entertainment Group Cl A                       1,349,318             16,623,598
                                                                      ---------------
Total                                                                      34,703,368
-------------------------------------------------------------------------------------

METALS & MINING (3.3%)
Freeport-McMoRan Copper & Gold                         401,549(d)          27,550,277
Nucor                                                  376,540(d)          17,701,145
Steel Dynamics                                         494,356              7,583,421
United States Steel                                    338,950(d)          15,039,212
                                                                      ---------------
Total                                                                      67,874,055
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTILINE RETAIL (1.5%)
Family Dollar Stores                                   359,208(d)          $9,483,091
Macy's                                               1,232,160(d)          22,536,207
                                                                      ---------------
Total                                                                      32,019,298
-------------------------------------------------------------------------------------

MULTI-UTILITIES (3.0%)
DTE Energy                                             412,030             14,478,734
Sempra Energy                                          507,688(d)          25,287,939
Wisconsin Energy                                       506,974             22,900,016
                                                                      ---------------
Total                                                                      62,666,689
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.2%)
Alpha Natural Resources                                172,788(b)           6,064,859
El Paso                                              1,311,646(d)          13,536,187
Enbridge                                               783,297(c)          30,391,923
Newfield Exploration                                   513,925(b)          21,872,647
Pioneer Natural Resources                              456,217             16,556,115
Southwestern Energy                                    466,523(b,d)        19,911,202
Sunoco                                                 194,210(d)           5,525,275
Ultra Petroleum                                        353,025(b)          17,284,104
                                                                      ---------------
Total                                                                     131,142,312
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.2%)
Forest Laboratories                                    350,923(b)          10,331,173
King Pharmaceuticals                                 1,191,464(b,d)        12,832,067
Mylan                                                2,721,976(b,d)        43,578,836
                                                                      ---------------
Total                                                                      66,742,076
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.5%)
AvalonBay Communities                                  188,141(d)          13,683,495
Boston Properties                                      113,196(d)           7,419,998
Equity Residential                                     517,122(d)          15,875,645
ProLogis                                               560,293(d)           6,678,693
Rayonier                                               448,200(d)          18,335,862
Ventas                                                 285,682(d)          10,998,757
                                                                      ---------------
Total                                                                      72,992,450
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
St. Joe                                                375,433(b,d)        10,932,609
-------------------------------------------------------------------------------------

ROAD & RAIL (2.1%)
CSX                                                    546,471(d)          22,875,276
Kansas City Southern                                   753,375(b,d)        19,956,904
                                                                      ---------------
Total                                                                      42,832,180
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
ASML Holding                                           460,191(c,d)        13,607,848
Lam Research                                           467,209(b,d)        15,959,859
LSI                                                  3,394,127(b,d)        18,633,757
Maxim Integrated Products                            1,103,946             20,025,580
Microchip Technology                                   864,102(d)          22,898,704
Micron Technology                                      705,301(b,d)         5,783,468
                                                                      ---------------
Total                                                                      96,909,216
-------------------------------------------------------------------------------------

SOFTWARE (3.7%)
Adobe Systems                                          475,050(b,d)        15,695,652
Autodesk                                               591,078(b)          14,067,656
BMC Software                                           535,513(b)          20,097,803
McAfee                                                 629,556(b,d)        27,568,258
                                                                      ---------------
Total                                                                      77,429,369
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Abercrombie & Fitch Cl A                               211,975(d)           6,969,738
Bed Bath & Beyond                                      216,913(b,d)         8,142,914
                                                                      ---------------
Total                                                                      15,112,652
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
VF                                                     287,257(d)          20,806,025
-------------------------------------------------------------------------------------

TOBACCO (3.1%)
Lorillard                                              860,650             63,946,295
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
WW Grainger                                            115,537(d)          10,324,386
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,057,809,016)                                                 $1,986,699,730
-------------------------------------------------------------------------------------






EQUITY-LINKED NOTES (2.3%)(f)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
Goldman Sachs Group
 Absolute Trigger Mandatory Exchangeable Nts
 12-28-09                              --%           $42,250,000(e)       $47,226,353
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $42,250,000)                                                       $47,226,353
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (0.3%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25                            3.50%            $5,518,000           $5,556,460
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,518,000)                                                         $5,556,460
-------------------------------------------------------------------------------------





MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%              11,050,066(g)        $11,050,066
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $11,050,066)                                                       $11,050,066
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (25.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (4.5%)
JPMorgan Prime Money Market Fund                     94,089,054           $94,089,054
-------------------------------------------------------------------------------------





                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (4.4%)
Arabella Finance LLC
 10-08-09                            0.63%           $4,998,785            $4,998,785
Belmont Funding LLC
 10-07-09                            0.52            14,998,483            14,998,483
Cancara Asset Securitisation LLC
 11-16-09                            0.30            19,989,499            19,989,499
Ebbets Funding LLC
 10-06-09                            0.47            14,998,629            14,998,629
Grampian Funding LLC
 10-07-09                            0.37             5,998,150             5,998,150
Rhein-Main Securitisation
 10-20-09                            0.32             5,998,667             5,998,667
Rheingold Securitization
 12-16-09                            0.38             6,994,311             6,994,311
Tasman Funding
 10-23-09                            0.30             2,999,250             2,999,250
Versailles Commercial Paper LLC
 10-13-09                            0.55            14,992,438            14,992,438
                                                                      ---------------
Total                                                                      91,968,212
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (14.5%)
Banco Espirito Santo e Comm London
 10-06-09                            0.30            20,000,000            20,000,000
Banco Popular Espanol
 11-02-09                            0.30             4,998,542             4,998,542
Banco Santander Madrid
 10-13-09                            0.45            10,000,000            10,000,000
Banco Santander NY
 11-09-09                            0.41            13,000,000            13,000,000
Bank of Austria
 10-14-09                            0.34             9,997,167             9,997,167
Bank of Nova Scotia Singapore
 10-30-09                            0.40            20,000,000            20,000,000
Bank of Tokyo UFJ London
 12-21-09                            0.37            10,000,132            10,000,132
Bayrische Hypo-Und Vereinsbank
 10-29-09                            0.39            10,000,000            10,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43             9,988,785             9,988,785
Caixa Geral Dep London
 10-26-09                            0.57             5,000,000             5,000,000
Calyon London
 11-19-09                            0.35             9,991,064             9,991,064
Credit Indusrial et Comm London
 10-07-09                            0.37             5,000,000             5,000,000
 10-13-09                            0.52            10,985,402            10,985,402
 11-27-09                            0.39             3,000,038             3,000,038
 12-10-09                            0.39             4,000,050             4,000,050
Danske Bank Coppenhagen
 11-24-09                            0.32            10,000,000            10,000,000
ING Bank London
 10-13-09                            0.50            12,000,000            12,000,000
Jyske
 12-10-09                            0.44             9,988,890             9,988,890
KBC Brussels
 10-22-09                            0.40            15,000,000            15,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Mizuho London
 10-29-09                            0.49%           $4,500,000            $4,500,000
Monte de Paschi
 10-14-09                            0.40            10,000,166            10,000,166
Nederlandse Waterschapsbank
 10-20-09                            0.40             5,993,873             5,993,873
Norinchukin Bank NY
 11-20-09                            0.41            15,000,000            15,000,000
NyKredit
 12-18-09                            0.53            10,000,000            10,000,000
Raiffeisen Zentralbank Oest Vienna
 10-05-09                            0.29            20,000,000            20,000,000
San Paolo Imi Ireland
 10-07-09                            0.40             7,992,008             7,992,008
Sumitomo Mitsui Banking Corp Brussels
 11-19-09                            0.44            20,000,000            20,000,000
Ulster Bank Ireland
 10-15-09                            0.47            13,000,000            13,000,000
                                                                      ---------------
Total                                                                     299,436,117
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.2%)
Citigroup Funding
 10-05-09                            0.40            14,997,167            14,997,167
Natixis Commercial Paper
 10-08-09                            0.29             9,997,583             9,997,583
                                                                      ---------------
Total                                                                      24,994,750
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (1.2%)
Morgan Stanley
 10-01-09                            0.23            12,000,000            12,000,000
RBS Securities
 10-01-09                            0.50            12,000,000            12,000,000
                                                                      ---------------
Total                                                                      24,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $534,488,133)                                                      534,488,133
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,651,115,215)(h)                                              $2,585,020,742
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 17.6% of net assets.

(d) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2009 was $47,226,353, representing 2.3% of net assets. Information concerning such security holdings at Sept. 30, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES             COST
     -----------------------------------------------------------------
     Goldman Sachs Group
       Absolute Trigger Mandatory
       Exchangeable Nts
        -- % 2009                           05-18-09       $42,250,000




--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.

(h) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $2,681,876,634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $177,048,635
     Unrealized depreciation                        (273,904,527)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(96,855,892)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
22  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                               FAIR VALUE AT SEPT. 30, 2009
                            ------------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER          LEVEL 3
                                IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                 IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)           $1,986,699,730              $--         $--        $1,986,699,730
----------------------------------------------------------------------------------------------
Total Equity Securities       1,986,699,730               --          --         1,986,699,730
----------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                           --        5,556,460          --             5,556,460
----------------------------------------------------------------------------------------------
Total Bonds                              --        5,556,460          --             5,556,460
----------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                    --       47,226,353          --            47,226,353
  Affiliated Money
    Market Fund(b)               11,050,066               --          --            11,050,066
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                      94,089,054      440,399,079          --           534,488,133
----------------------------------------------------------------------------------------------
Total Other                     105,139,120      487,625,432          --           592,764,552
----------------------------------------------------------------------------------------------
Total                        $2,091,838,850     $493,181,892         $--        $2,585,020,742
----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.



--------------------------------------------------------------------------------
24  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,105,577,016)           $2,039,482,543
  Affiliated money market fund (identified cost $11,050,066)           11,050,066
  Investments of cash collateral received for securities on loan
    (identified cost $534,488,133)                                    534,488,133
---------------------------------------------------------------------------------
Total investments in securities (identified cost $2,651,115,215)    2,585,020,742
Capital shares receivable                                               2,472,000
Dividends and accrued interest receivable                               2,953,904
Receivable for investment securities sold                              41,169,082
---------------------------------------------------------------------------------
Total assets                                                        2,631,615,728
---------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  3,627,984
Payable for investment securities purchased                            17,341,829
Payable upon return of securities loaned                              534,488,133
Accrued investment management services fees                                39,208
Accrued distribution fees                                                 657,214
Accrued transfer agency fees                                                9,921
Accrued administrative services fees                                        3,063
Accrued plan administration services fees                                 159,139
Other accrued expenses                                                    300,389
---------------------------------------------------------------------------------
Total liabilities                                                     556,626,880
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $2,074,988,848
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    3,378,738
Additional paid-in capital                                          2,707,993,687
Undistributed net investment income                                    21,282,632
Accumulated net realized gain (loss)                                 (591,571,519)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          (66,094,690)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $2,074,988,848
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $  515,287,645
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
26  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,351,336,081          219,846,167                       $6.15(1)
Class B                     $  104,322,229           17,668,539                       $5.90
Class C                     $   41,952,034            7,101,337                       $5.91
Class I                     $   44,213,966            7,069,592                       $6.25
Class R2                    $   15,826,707            2,592,379                       $6.11
Class R3                    $   46,598,913            7,595,392                       $6.14
Class R4                    $  337,592,770           54,533,230                       $6.19
Class R5                    $  133,143,010           21,466,665                       $6.20
Class W                     $        3,138                  506                       $6.20
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.53. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  42,814,363
Interest                                                                 194,637
Income distributions from affiliated money market fund                   160,374
Income from securities lending -- net                                  1,779,334
  Less foreign taxes withheld                                           (244,535)
--------------------------------------------------------------------------------
Total income                                                          44,704,173
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    9,896,881
Distribution fees
  Class A                                                              2,975,723
  Class B                                                              1,048,865
  Class C                                                                359,404
  Class R2                                                                56,692
  Class R3                                                                82,312
  Class W                                                                      7
Transfer agency fees
  Class A                                                              3,265,308
  Class B                                                                313,691
  Class C                                                                101,381
  Class R2                                                                 5,669
  Class R3                                                                16,463
  Class R4                                                               121,461
  Class R5                                                                46,632
  Class W                                                                      5
Administrative services fees                                             946,227
Plan administration services fees
  Class R2                                                                28,346
  Class R3                                                                82,312
  Class R4                                                               607,307
Compensation of board members                                             56,160
Custodian fees                                                           143,700
Printing and postage                                                     381,575
Registration fees                                                         78,184
Professional fees                                                         66,844
Other                                                                     53,744
--------------------------------------------------------------------------------
Total expenses                                                        20,734,893
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (3,161)
  Earnings and bank fee credits on cash balances                            (320)
--------------------------------------------------------------------------------
Total net expenses                                                    20,731,412
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       23,972,761

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(590,519,633)
  Foreign currency transactions                                           20,727
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (590,498,906)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 401,025,380
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (189,473,526)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(165,500,765)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                    2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   23,972,761  $   16,955,606
Net realized gain (loss) on investments                         (590,498,906)    166,553,846
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          401,025,380    (935,401,778)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (165,500,765)   (751,892,326)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (6,689,472)    (10,269,877)
    Class C                                                               --         (11,370)
    Class I                                                         (146,963)       (254,593)
    Class R2                                                         (59,254)         (6,689)
    Class R3                                                        (202,715)        (32,962)
    Class R4                                                      (1,811,191)     (1,195,860)
    Class R5                                                        (787,627)        (20,811)
    Class W                                                              (13)            (22)
  Net realized gain
    Class A                                                     (108,709,788)    (97,119,430)
    Class B                                                       (9,999,814)    (14,356,745)
    Class C                                                       (3,265,935)     (2,248,420)
    Class I                                                       (1,163,507)     (1,413,062)
    Class R2                                                        (878,674)        (43,615)
    Class R3                                                      (2,431,441)       (202,266)
    Class R4                                                     (19,048,162)     (8,526,024)
    Class R5                                                      (6,372,091)       (116,203)
    Class W                                                             (226)           (239)
--------------------------------------------------------------------------------------------
Total distributions                                             (161,566,873)   (135,818,188)

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED SEPT. 30,                                                    2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  286,175,982  $  823,861,516
  Class B shares                                                   8,946,625      28,852,424
  Class C shares                                                   7,622,314      40,615,392
  Class I shares                                                  27,116,720       4,516,881
  Class R2 shares                                                  7,179,544      13,700,332
  Class R3 shares                                                 28,244,883      44,664,006
  Class R4 shares                                                119,491,074     242,218,050
  Class R5 shares                                                 91,595,655      85,299,222
Reinvestment of distributions at net asset value
  Class A shares                                                 113,220,162     105,647,763
  Class B shares                                                   9,780,584      14,147,522
  Class C shares                                                   2,586,404       2,181,684
  Class I shares                                                   1,310,084       1,667,226
  Class R2 shares                                                    937,928          50,030
  Class R3 shares                                                  2,634,156         234,952
  Class R4 shares                                                 20,858,784       9,720,873
  Class R5 shares                                                  6,295,319          63,119
Conversions from Class B to Class A
  Class A shares                                                  15,583,089      26,107,376
  Class B shares                                                 (15,583,089)    (26,107,376)
Payments for redemptions
  Class A shares                                                (531,520,750)   (561,758,538)
  Class B shares                                                 (34,142,545)    (74,306,861)
  Class C shares                                                 (13,517,775)    (11,914,483)
  Class I shares                                                  (5,572,049)    (12,051,908)
  Class R2 shares                                                 (2,360,580)     (1,461,405)
  Class R3 shares                                                (14,538,133)     (8,787,797)
  Class R4 shares                                                (54,661,785)    (57,197,051)
  Class R5 shares                                                (32,246,696)     (7,616,155)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                    45,435,905     682,346,794
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (281,631,733)   (205,363,720)
Net assets at beginning of year                                2,356,620,581   2,561,984,301
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $2,074,988,848  $2,356,620,581
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $   21,282,632  $    7,967,847
--------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.14       $10.15       $9.12       $8.56       $6.81
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .07         .06         .05         .03
Net gains (losses) (both realized and
 unrealized)                                         (.59)       (2.56)       1.89        1.03        1.80
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.52)       (2.49)       1.95        1.08        1.83
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)        (.05)       (.05)       (.03)       (.02)
Distributions from realized gains                    (.45)        (.47)       (.87)       (.49)       (.06)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)        (.52)       (.92)       (.52)       (.08)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.15        $7.14      $10.15       $9.12       $8.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (4.97%)     (25.62%)     22.74%      13.18%      27.06%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.19%        1.28%       1.23%       1.33%       1.37%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.39%         .74%        .58%        .72%        .58%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,351       $1,745      $2,026      $1,443        $782
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%         24%         44%         26%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.90        $9.84       $8.89       $8.38       $6.70
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         (.01)       (.02)         --          --
Net gains (losses) (both realized and
 unrealized)                                         (.58)       (2.46)       1.84        1.00        1.74
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.55)       (2.47)       1.82        1.00        1.74
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (.45)        (.47)       (.87)       (.49)       (.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.90        $6.90       $9.84       $8.89       $8.38
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (5.88%)     (26.13%)     21.73%      12.42%      26.12%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.96%        2.04%       1.99%       2.10%       2.13%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .62%        (.07%)      (.17%)      (.06%)      (.20%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $104         $164        $306        $297        $242
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%         24%         44%         26%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.90        $9.84       $8.89       $8.39       $6.70
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .00(b)     (.02)         --          --
Net gains (losses) (both realized and
 unrealized)                                         (.57)       (2.46)       1.84         .99        1.75
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.54)       (2.46)       1.82         .99        1.75
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)         --          --          --
Distributions from realized gains                    (.45)        (.47)       (.87)       (.49)       (.06)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)        (.48)       (.87)       (.49)       (.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.91        $6.90       $9.84       $8.89       $8.39
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (5.74%)     (26.11%)     21.72%      12.29%      26.27%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.95%        2.03%       1.98%       2.09%       2.13%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .62%         .03%       (.18%)      (.04%)      (.19%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $42          $54         $42         $27         $14
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%         24%         44%         26%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.26       $10.30       $9.24       $8.65       $6.87
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .10         .09         .08         .05
Net gains (losses) (both realized and
 unrealized)                                         (.60)       (2.58)       1.92        1.06        1.83
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.51)       (2.48)       2.01        1.14        1.88
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)        (.09)       (.08)       (.06)       (.04)
Distributions from realized gains                    (.45)        (.47)       (.87)       (.49)       (.06)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.50)        (.56)       (.95)       (.55)       (.10)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.25        $7.26      $10.30       $9.24       $8.65
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (4.60%)     (25.25%)     23.18%      13.71%      27.54%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .67%         .85%        .80%        .89%        .89%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.83%        1.13%        .91%       1.16%       1.02%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $44          $16         $29         $18         $12
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%         24%         44%         26%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R2                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $7.12       $10.18        $9.96
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .05          .01
Net gains (losses) (both realized and
 unrealized)                                         (.58)       (2.56)        1.16
-----------------------------------------------------------------------------------
Total from investment operations                     (.53)       (2.51)        1.17
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)        (.08)        (.08)
Distributions from realized gains                    (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------
Total distributions                                  (.48)        (.55)        (.95)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.11        $7.12       $10.18
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (5.25%)     (25.87%)      13.00%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.47%        1.61%        1.67%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.07%         .60%         .11%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $16          $10          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%          24%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $7.15       $10.19        $9.96
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .07          .04
Net gains (losses) (both realized and
 unrealized)                                         (.59)       (2.56)        1.14
-----------------------------------------------------------------------------------
Total from investment operations                     (.53)       (2.49)        1.18
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)        (.08)        (.08)
Distributions from realized gains                    (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------
Total distributions                                  (.48)        (.55)        (.95)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.14        $7.15       $10.19
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (5.07%)     (25.60%)      13.12%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.22%        1.36%        1.49%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.30%         .85%         .57%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $47          $31          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%          24%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.20       $10.22       $9.19       $8.62       $6.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .08         .07         .07         .03
Net gains (losses) (both realized and
 unrealized)                                         (.60)       (2.56)       1.90        1.04        1.83
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.52)       (2.48)       1.97        1.11        1.86
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.07)       (.07)       (.05)       (.03)
Distributions from realized gains                    (.45)        (.47)       (.87)       (.49)       (.06)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.49)        (.54)       (.94)       (.54)       (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.19        $7.20      $10.22       $9.19       $8.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (4.91%)     (25.41%)     22.81%      13.35%      27.30%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .97%        1.13%       1.10%       1.16%       1.19%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.55%         .96%        .68%        .96%        .75%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $338         $271        $157         $45          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%         24%         44%         26%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $7.21       $10.23        $9.96
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .12          .08
Net gains (losses) (both realized and
 unrealized)                                         (.60)       (2.58)        1.14
-----------------------------------------------------------------------------------
Total from investment operations                     (.51)       (2.46)        1.22
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)        (.09)        (.08)
Distributions from realized gains                    (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------
Total distributions                                  (.50)        (.56)        (.95)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.20        $7.21       $10.23
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (4.65%)     (25.23%)      13.57%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .72%         .84%         .84%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.82%        1.46%        1.03%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $133          $65          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%          24%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS W                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(e)
Net asset value, beginning of period                $7.19       $10.20        $9.88
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .07          .05
Net gains (losses) (both realized and
 unrealized)                                         (.59)       (2.56)        1.22
-----------------------------------------------------------------------------------
Total from investment operations                     (.52)       (2.49)        1.27
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)        (.05)        (.08)
Distributions from realized gains                    (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------
Total distributions                                  (.47)        (.52)        (.95)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.20        $7.19       $10.20
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (4.96%)     (25.53%)      14.14%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.07%        1.27%        1.23%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.48%         .73%         .66%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               42%          34%          24%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(b) Rounds to zero.
(c) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(d) Annualized.
(e) For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Mid Cap Value Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 act) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
42  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Sept. 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2009 was $47,226,353 representing 2.28% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
44  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. At Sept. 30, 2009 and for the year then ended, the Fund had no outstanding forward foreign currency contracts.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $2,112,990 for the year ended Sept. 30, 2009. The management fee for the year ended Sept. 30, 2009 was 0.57% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, other expenses paid to this company were $12,867.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement

--------------------------------------------------------------------------------
46  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,796,000 and $263,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $838,520 for Class A, $83,898 for Class B and $31,754 for Class C for the year ended Sept. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.47%
Class R3............................................  1.22
Class R4............................................  0.97


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $    2
Class R3..........................................       2
Class R4..........................................   3,157


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.11%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

    traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Sept. 30, 2009, the Fund's transfer agency fees were reduced by $320 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $95,043 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $747,461,227 and $824,690,014, respectively, for the year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED SEPT. 30,                          2009          2008
-------------------------------------------------------------------
CLASS A
Sold                                        57,717,442   95,222,431
Converted from Class B shares*               2,808,129    3,313,119
Reinvested distributions                    24,613,079   11,596,902
Redeemed                                  (109,618,118) (65,476,477)
-------------------------------------------------------------------
Net increase (decrease)                    (24,479,468)  44,655,975
-------------------------------------------------------------------

CLASS B
Sold                                         1,895,765    3,356,312
Reinvested distributions                     2,202,834    1,598,592
Converted to Class A shares*                (2,924,028)  (3,426,165)
Redeemed                                    (7,332,521)  (8,812,523)
-------------------------------------------------------------------
Net increase (decrease)                     (6,157,950)  (7,283,784)
-------------------------------------------------------------------

CLASS C
Sold                                         1,577,723    4,782,457
Reinvested distributions                       581,214      246,240
Redeemed                                    (2,902,391)  (1,444,138)
-------------------------------------------------------------------
Net increase (decrease)                       (743,454)   3,584,559

-------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED SEPT. 30,                          2009          2008
-------------------------------------------------------------------
CLASS I
Sold                                         5,786,745      488,560
Reinvested distributions                       281,134      180,631
Redeemed                                    (1,136,665)  (1,372,871)
-------------------------------------------------------------------
Net increase (decrease)                      4,931,214     (703,680)
-------------------------------------------------------------------

CLASS R2
Sold                                         1,401,088    1,610,539
Reinvested distributions                       204,788        5,492
Redeemed                                      (481,654)    (176,050)
-------------------------------------------------------------------
Net increase (decrease)                      1,124,222    1,439,981
-------------------------------------------------------------------

CLASS R3
Sold                                         5,612,562    5,210,957
Reinvested distributions                       573,890       25,734
Redeemed                                    (2,921,178)  (1,041,855)
-------------------------------------------------------------------
Net increase (decrease)                      3,265,274    4,194,836
-------------------------------------------------------------------

CLASS R4
Sold                                        23,622,224   27,762,464
Reinvested distributions                     4,514,888    1,060,073
Redeemed                                   (11,227,293)  (6,573,011)
-------------------------------------------------------------------
Net increase (decrease)                     16,909,819   22,249,526
-------------------------------------------------------------------

CLASS R5
Sold                                        17,594,046    9,952,711
Reinvested distributions                     1,362,623        6,883
Redeemed                                    (6,510,436)    (940,300)
-------------------------------------------------------------------
Net increase (decrease)                     12,446,233    9,019,294
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

    Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $515,287,645 were on loan, secured by cash collateral of $534,488,133 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,772,189 earned from securities lending from Dec. 1, 2008 through Sept. 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $3,058 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $7,145 earned from securities lending from Oct. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $442,203,261 and $525,429,895, respectively, for the year ended Sept. 30, 2009. The income

--------------------------------------------------------------------------------
50  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $960,741 and accumulated net realized loss has been decreased by $960,741.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                         2009          2008
-------------------------------------------------------------------
Ordinary income                          $  9,698,076  $ 32,394,532
Long-term capital gain                    151,868,797   103,423,656


At Aug. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $  27,235,971
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(566,727,070)
Unrealized appreciation (depreciation)........  $ (96,892,478)


For federal income tax purposes, the Fund had a capital loss carry-over of $47,902,744 at Sept. 30, 2009 that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2009, the Fund had a post-October loss of $518,824,326 that is treated for income tax purposes as occurring on Oct. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There

--------------------------------------------------------------------------------
52  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
54  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE MID CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Mid Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Value Fund of the RiverSource Investment Series, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $151,868,797 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to restructure the portfolio management team, with increased emphasis on a collaborative team management approach.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees


--------------------------------------------------------------------------------
64  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


charged to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT  65

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
66  RIVERSOURCE MID CAP VALUE FUND -- 2009 ANNUAL REPORT

RIVERSOURCE MID CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6241 L (11/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Investment Series, Inc. were as follows:

                         2009 - $108,415 2008 - $105,045

(b) Audit-Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Investment Series, Inc. were as follows:

                           2009 - $2,958 2008 - $3,875

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Investment Series, Inc. were as follows:

                          2009 - $21,937 2008 - $24,184

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Investment Series, Inc. were as follows:

                               2009 - $0 2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $847,381 2008 - $641,259

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Investment Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 2, 2009


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date December 2, 2009